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[THE CITISTREET FUNDS LOGO]

                                   ANNUAL REPORT DECEMBER 31, 2002
        ------------------------------------------------------------------------

                                CitiStreet International Stock Fund

                                CitiStreet Small Company Stock Fund

                                CitiStreet Large Company Stock Fund

                                CitiStreet Diversified Bond Fund

Dear CitiStreet Funds Shareholders:

Global equity markets took investors on a turbulent ride during the second half of 2002. Although concern for corporate accounting scandals in the U.S. began to fade, prospects of war with Iraq and a sluggish global economic recovery prevented a sustained rebound in the U.S. and international equity markets.

The U.S. equity markets endured a punishing third quarter in 2002 where investors experienced the largest quarterly decline since the October 1987 stock market crash. In a fleeting moment of relief, the equity market rallied in October and November only to retreat in December. As a result, the short-lived fourth quarter rebound was not substantial enough to offset the pronounced third quarter declines. The S&P 500 closed the second half of the year down 10.3%, and the Dow Jones Industrial Average and NASDAQ Composite declined 8.7%. For calendar year 2002, all major U.S. equity indices finished in negative territory, thereby marking the third consecutive calendar year of equity market declines.

A lack of leadership from the U.S. economy, as well the prospect of war with Iraq, plagued the international equity markets. Regional declines were broad in nature as the United Kingdom, Eurozone and Asia/Pacific economies all struggled to gain momentum. The developed international markets, as measured by the MSCI EAFE index, ended the second half of the year with a return of (14.5)% in U.S. dollar terms and declined 15.7% for the year as a whole.

In contrast to the sinking equity markets, the U.S. fixed income market continued its strong performance during the six months period ending December 31, 2002. Given the pronounced volatility in equities, investors continued to seek out relief in bonds. The combination of increased demand and declining interest rates fueled a global rally in fixed income markets, with the Lehman Brothers Aggregate finishing the second half of the year up 6.2%. For the year, the Lehman Brothers Aggregate gained 10.3%, thereby marking the third consecutive calendar year that bonds outperformed equities.

During the second half of 2002, the Large Company Stock Fund matched the S&P 500 Index, returning (10.3)%. The Small Company Stock Fund declined 18.5%, underperforming the Russell 2500 Index by 519 basis points. The International Stock Fund returned (14.9)% for the second half of the year, trailing the Morgan Stanley Capital International EAFE Index by 44 basis points. The Diversified Bond Fund rose 6.0% for the six months ending December 31, 2002, lagging the Lehman Brothers Aggregate Index by 24 basis points.

For the one year ending December 31, 2002, the Large Company Stock Fund returned (22.9)%, trailing the S&P 500 Index by 76 basis points. The Small Company Stock Fund ended the year with a return of (23.7)%, underperforming the Russell 2500 Index by 593 basis points. The International Stock Fund declined 22.3% during the year, underperforming the Morgan Stanley Capital International EAFE Index by 664 basis points. The Diversified Bond Fund was up 9.0% for the year, but trailed the Lehman Brothers Aggregate Index by 131 basis points.

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Net assets under management declined slightly in the second half of 2002, ending with more than $1.6 billion in retirement assets managed on behalf of over 132,000 plan participants.

CitiStreet Funds Management LLC is committed to offering funds that are competitive over the long-term with a clear objective of delivering value to our participants.

We thank you for your lasting confidence.

                                     Very Truly Yours,

                                     /s/ Robert c. Dughi
                                     ROBERT C. DUGHI
                                     CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                     OFFICER
                                     CITISTREET FUNDS MANAGEMENT LLC

2
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                      CITISTREET INTERNATIONAL STOCK FUND

         The CitiStreet International Stock Fund (I Shares) returned (22.3)% for the year ended December 31, 2002. The MSCI EAFE Index returned (15.7)% for the same period.

         The following commentary was provided by BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM"), co-investment subadviser to the CitiStreet International Stock Fund. BIAM managed 33% of the Fund as of December 31, 2002.

         Most global equity markets recorded negative returns in 2002 for the third successive year--the first time this has happened since the early years of the Second World War--despite a modest recovery in the fourth quarter. The S&P 500 Index of America's largest corporations shed about a quarter of its value during 2002, valuing the market more than 40% below its peak of early 2000 amid continuing declines in the TMT (technology, media and telecommunication) sectors, corporate misconduct, and increased military tensions. European markets were among the worst performers during the year, with Germany's DAX Index declining 44% and the French CAC-40 Index falling 34%. As measured by MSCI, the best performing developed market countries in U.S. dollar terms were New Zealand and Austria recording gains of 26% and 17%, respectively. European countries dominated the bottom of the list as Germany, Sweden and Finland declined by approximately 30% in U.S. dollar terms.

         Despite such dispiriting annual statistics, the final quarter of the year notably produced healthy local currency returns of 5-10% for many markets. Consumer staples stocks were among the best performers for the twelve months while the fourth quarter showed better performances by selected stocks in the pharmaceutical, technology and financial sectors. These latter sectors rebounded from their low levels in early October amid some hope the worst of the three-year bear market may be coming to an end. For the full year, as measured by MSCI, the poorest performing indexes were Telecommunications and Technology which fell by over 30% in U.S. dollar terms. While still in negative territory, the best performing index was Consumer Staples, which declined by slightly under 5% in U.S. dollar terms.

         Returns in 2002 were worse than in the each of the previous two years, as markets grappled with a series of debilitating ailments including below trend economic growth, corporate fraud and a volatile global geopolitical backdrop.

         Economic recovery failed to materialise to the extent that was extensively anticipated in the early part of the year--in fact, growth has been notably sluggish. Despite underperforming initial expectations, the U.S. economy has proved to be quite resilient even as the equity market continued to decline. Consensus estimates suggest that the U.S. economy may have expanded by 2.5% in 2002. That is considerably better than the Eurozone region, where growth is unlikely to reach 1%. This reflects the inability of Germany, the region's largest economy, to achieve meaningful growth amid falling business and consumer confidence levels. The region's other two large economies, France and Italy, face similar problems. The Euro registered gains against the U.S. dollar amid concern America may not attract as

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much international investment flows as previously and as Eurozone interest rates remained at a relatively higher level. For the full year, the Euro gained close to 18% versus the dollar.

         The United Kingdom's economy performed relatively well in 2002 and is expected to record a growth of 1.6% for the full year. Consumer spending has helped to cushion the economy from the weakness in manufacturing amid low interest rates and a buoyant housing market.

         In the Pacific region, Japan's economy contracted by (0.5)% during the year as the country continues to struggle with deflation, a weak banking system and poor business and consumer confidence. The relative strength of the yen, which gained 3% against the dollar in the fourth quarter, has made Japanese exports less competitive in the important U.S. market, adding to the economic difficulties the country has faced. Australia's domestic economic growth accelerated in the latter half of the year, fuelled by rising business investment, consumer spending and a construction boom. It is expected that the economy will expand by 3.6% for the full year--one of the best performers of developed economies in 2002.

         The single largest contributor to the under performance of the portion of the Fund managed by BIAM relative to the MSCI EAFE Index was the Fund's under exposure to Japan. As measured by MSCI, the Japanese equity market out performed the broader index by close to 10%. We continue to believe that, absent meaningful restructuring at the company and macro economic levels, investment opportunities in Japan will be limited. As a result, our stock selection process has produced an exposure to Japan of about 50% of its weight in the index. Also contributing to our relative under performance has been our preference for the export oriented companies in Japan. The relative strength of the yen has had a negative impact on stocks in this sector.

         On an absolute level, despite a strong rally in the fourth quarter, stocks in the telecommunication, technology and financial services sectors were the worst performers for the full year.

         Insurers were particularly hard hit during the year as falling equity markets raised concerns about the solvency ratios of many companies and their ability to write new business. Compounding the situation was higher than normal claims arising from the September 11th terrorist attacks and flooding in central Europe. Fund holding Swiss Reinsurance was particular impacted by the fallout in the sector. However, the world's number two reinsurance company has reserves totalling almost CHF 100 billion invested mostly in fixed income thus limiting its exposure to the stock markets and its recent operating results indicate it is beginning to benefit from the rise in premiums post 9/11. The insurance sector woes spilled over to the banking sector, helping to depress shares of the Dutch bank, ING Groep NV, which garners about two-thirds of its profits from its insurance operations. The bank possesses a strong balance sheet, bolstered by an increase in its capital position as it raised $1 billion through a debt offering in the fourth quarter, and has been able to control costs in a difficult environment. It should be noted that both stocks rebounded during the fourth quarter.

         The shares of mobile phone giant, U.K.-quoted Vodafone Group Plc, fell over the year as concerns arose over the ability of mobile operators to generate sufficient revenue from the next generation of mobile services--3G--to justify the investments of the last few years. However, the company's shares have rebounded sharply from lows reached in the third quarter as its mobile phone markets and margins have continued to grow enabling the company to generate considerable cashflow.

         Also weighing on the Fund's performance over the year was the Dutch-quoted global supermarket operator Royal Ahold NV which fell as fears grew about its performance in its key U.S. market because of competitive pressures from Wal-Mart Stores Inc. Compounding this were troubles in its Latin American markets, particularly in Argentina.

         For the better part of 2002 investors preferred companies that continued to demonstrate visible earnings growth and stability. Many of these were located in the consumer staples and oil sectors. U.K. quoted Unilever, the world's leading producer of ice cream, rallied sharply in the third quarter as it produced earnings ahead of expectations. The company is successfully executing its 'path to growth' program under which it is shedding brands and cutting costs to focus on its most profitable products.

         Shares of the Italian oil and gas company, ENI, advanced during the fourth quarter as it benefited from the sharp increase in crude oil prices and as it increased its upstream production capabilities. Similarly, France's Total Fina Elf SA was able to produce good results and is on track to meet its upstream production growth target of 10% for the full year. The company continues to benefit from productivity gains arising out of the acquisition of Petrofina and Elf Acquitaine, currently targeted at $3.4 billion by the end of 2003.

         The final quarter of 2002 provided a snapshot of the difficulties facing investors. October and November registered strong gains amid rising optimism that markets were entering a bullish phase, pushing some stocks strongly ahead. By the end of December, much of those gains had evaporated as geopolitical tensions began to rise again.

         We did not expect this brief rally to be sustained as much of the gains were made by 'high beta' stocks (stocks that rise and fall more than the overall market on average) at the expense of more defensive areas of the market. In our view, sustainable long-term gains in equity prices must come from growing earnings in line with the valuation multiples being paid for stocks.

         Even after December's decline, valuations for many technology-related companies still appear stretched. We remain disposed to quality 'defensive' stocks, which tend to produce solid earnings growth over time. Overall, equity markets are likely to continue to trend sideways amid occasional bouts of volatility.

         The low interest rate environment should provide a beneficial backdrop for equity markets. Interest rates in the U.S. are at a level last recorded in 1961 and we do not expect any significant

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movement in 2003. There may be more scope for the European Central Bank to ease rates further if inflation does moderate. This option could provide an extra boost for the German economy, in particular, if the region fails to respond to the most recent rate cut. As economic recovery takes hold, we believe corporate profits should improve although the level of improvement may be quite modest. However, we do not expect economic growth to be so strong as to prompt an aggressive rise in interest rates.

         The possibility of a war with Iraq represents a significant risk to the global economy. Oil prices have risen sharply to the end of 2002 and a war would likely lead to a further spike in prices, at least in the short-term. Another potential obstacle to a global economic recovery could be foreign exchange turmoil if the U.S. dollar weakens too much. While we have believed for some time that the U.S. dollar has been overvalued, the extent of its decline could hurt economies, such as the Eurozone and Japan, that are heavily dependent on the American export market.

         The following commentary was provided by CITIGROUP ASSET MANAGEMENT LIMITED ("CITIGROUP"), co-investment subadviser to the CitiStreet International Stock Fund. Citigroup managed 34% of the Fund as of December 31, 2002.

         Performance in the fourth quarter was slightly below benchmark return, though the quarter saw a strong reversal in absolute returns relative to the previous quarter. At the sector level, the portfolio benefited from its underweight to utilities, but lost ground due to overweights in the consumer staples, healthcare, information technology and media sectors, as well as missed opportunities in the consumer discretionary sector, whose higher-risk stocks performed well in the strong market. At the country level, overweights to French, Japanese and Italian stocks helped out, but the portfolio was hurt by overweights to the UK and the Netherlands, as well as by maintaining underweight positions in France, Germany, Sweden and Switzerland.

         At the stock level, exposures to Vodafone, banks BBVA and BNP Paribas (in the news due to the Credit Lyonnais/Credit Agricole merger), French steel producer Arcelor, and Philips and SAP in technology helped performance. Avoidance of Japanese financials, particularly Sumitomo Mitsui, Mitsubishi Tokyo and Mizuho Holdings, also helped. On the negative side, overweight exposure to defensive names Diageo, Hanson and Tesco in the UK hurt performance, as did Japanese stocks Seven-Eleven Japan, Murata Manufacturing, Promise Corporation and Honda. Stocks which did well which we did not have exposure to included Royal Bank of Scotland, along with Nokia, Ericsson and France Telecom.

         Currently, the portfolio remains defensively positioned, overweight healthcare, industrials and consumer staples, though all fairly small tilts relative to the EAFE index. Underweight sectors include consumer discretionary, financials and energy. At a regional level, the portfolio is underweight Europe (though overweight France and UK) and slightly overweight the Pacific Rim, particularly Japan.

         The following commentary was provided by SSgA FUNDS MANAGEMENT, INC. ("SSgA"), co-investment subadviser to the CitiStreet International Stock Fund. SSgA managed 33% of the Fund as of December 31, 2002.

         The International Stock portfolio was well positioned to benefit from the long-awaited rally in international markets that took place over October and November. Over the quarter, the portfolio returned 8.98% versus a rise in the MSCI EAFE benchmark of 6.45%, as the gains made in the first two months of the quarter were mitigated to some extent by profit-taking as markets ended the year on a tired note. For the year 2002, the portfolio returned (22.3)%.

         The portfolio management team was encouraged to see that, as they have been stating for some time, when markets do turn up they can and do outperform on the upside, given their positioning for a recovery. Given that many of the tech positions to which they had been adding did well in the first part of the quarter, performance was also helped by their decision to trim some of the more dramatic beneficiaries of the rally going into year-end.

         Although almost all sectors of the market contributed positively, around two-thirds of the value-added came from the portfolio's overweight to the IT sector. This, the most aggressive overweight, was followed closely by telecommunications which at last saw major rises after ricocheting off depressed levels.

         Companies such as Vodafone and Telefonica within telecommunications were among the leading contributors over the quarter. Within the IT sector, semi-conductor stocks did well with ASML and Philips rising by 36% and 20% respectively; Flextronics, the contract manufacturer, was up 17%. Conversely, within financials, performance remained extraordinarily volatile. Although both insurance stocks (like AXA) and banks (like Barclays) rallied sharply initially, they fell prey to later profits warnings and announcements of credit lending deterioration.

         Looking forward, the portfolio management team's view for 2003 remains positive. International markets look on various measures much less expensive than their U.S. counterparts. With earnings estimates continuing to be extremely conservative, surprises will come on the upside despite a generally tepid economic recovery. More specifically, the emergence of a low growth, low inflation environment is exactly that in which investors, once confidence has stabilized, will come to favor companies with the high quality characteristics that are held in the portfolio. To that end the portfolio management team will retain an overweight positioning in the sectors which they still consider radically oversold--tech and telecoms especially--focusing on the best quality of company in both.

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              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE CITISTREET INTERNATIONAL STOCK FUND
                              AND MSCI EAFE INDEX*

                                  [LINE GRAPH]

                                    INTERNATIONAL
                                     STOCK FUND -
                                      I SHARES         MSCI EAFE
                                      --------         ---------
        5/17/93                        $10,000          $10,000
        6/30/93                        $ 9,899          $ 9,846
        9/30/93                        $10,293          $10,505
       12/31/93                        $12,077          $10,602
        3/31/94                        $11,310          $10,979
        6/30/94                        $11,200          $11,549
        9/30/94                        $11,684          $11,567
       12/31/94                        $11,234          $11,457
        3/31/95                        $11,363          $11,680
        6/30/95                        $12,255          $11,774
        9/30/95                        $13,206          $12,274
       12/31/95                        $13,368          $12,781
        3/31/96                        $14,129          $13,159
        6/30/96                        $14,461          $13,376
        9/30/96                        $14,837          $13,368
       12/31/96                        $16,290          $13,591
        3/31/97                        $16,399          $13,387
        6/30/97                        $17,753          $15,135
        9/30/97                        $17,983          $15,037
       12/31/97                        $17,125          $13,870
        3/31/98                        $19,322          $15,921
        6/30/98                        $19,787          $16,101
        9/30/98                        $16,496          $13,822
       12/31/98                        $19,670          $16,690
        3/31/99                        $20,277          $16,935
        6/30/99                        $21,076          $17,376
        9/30/99                        $21,553          $18,152
       12/31/99                        $26,072          $21,248
      3/31/2000                        $26,553          $21,236
      6/30/2000                        $25,863          $20,408
      9/30/2000                        $23,960          $18,773
     12/31/2000                        $23,815          $18,282
      3/31/2001                        $20,560          $15,785
      6/30/2001                        $20,035          $15,648
      9/30/2001                        $16,985          $13,465
     12/31/2001                        $18,797          $14,405
      3/31/2002                        $18,329          $14,487
      6/30/2002                        $17,167          $14,206
      9/30/2002                        $13,660          $11,410
     12/31/2002                        $14,606          $12,149

          Average Annual Total Return for the periods ended 12/31/02:

                            I Shares  R Shares***
                            --------  ---------
One Year:                   (22.31)%     (22.54)%
Five Year:                   (3.13)%      (3.49)%
Since 5/17/93**:               4.03%        3.60%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

    ------------

      * South Africa-Free from 5/93 - 12/93

     ** Fund's inception date

    *** Returns shown for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                     MORGAN STANLEY CAPITAL INTERNATIONAL --
                        EUROPE, AUSTRALIA, FAR EAST INDEX

         The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed markets in Europe, Australasia and the Far East. The Index does not have expenses and is not an actual investment.

                       CITISTREET SMALL COMPANY STOCK FUND

         The CitiStreet Small Company Stock Fund (I Shares) returned (23.7)% for the year ended December 31, 2002. The Russell 2500 Index returned (17.8)% for the same period.

         The following commentary was provided by TCW INVESTMENT MANAGEMENT COMPANY ("TCW") (formerly SG Cowen Asset Management), co-investment subadviser to the CitiStreet Small Company Stock Fund. TCW managed 32% of the Fund as of December 31, 2002.

         T.G.I.O., Thank Goodness it's Over. After experiencing the worst equity market conditions since 1939-41 you cannot help but be more optimistic for the new year. The fourth quarter provided a little relief but not enough to pull the market indices from being down three years in a row. Although our small cap strategy of "value poised for growth" outperformed the Russell 2000 for the year it lagged the better returns of the Russell 2000 Value. When we fight every day to win it is always disappointing to report negative numbers. We are committed and driven to achieve the positive longer-term performance built into the current portfolio holdings.

         Our returns stood still in the fourth quarter as high beta stocks boosted by hot money and short covering rose sharply in the wake of a 50 basis point interest rate cut by the Federal Reserve Board. Although our relative performance was much better this year it did not feel too dissimilar from the difficult environment for our style in 1998, and particularly in the fourth quarter of 1998. At that time the Fed also cut rates by 50 basis points and conservative, small cap companies with good basic business values, strong management and improving cash flows and balance sheets were the last place investors wanted to be. While the fourth quarter of 1998 was difficult for our style, investor attention became once more focused on the fundamentals and we experienced a two and a half year stretch of outperformance. Today many of the overlooked and under followed names are clustered in the all encompassing materials and processing sector where special situation companies in such diverse industries as fertilizer, steel, coal and gold have undertaken major efforts to make their companies grow.

         We call our style The Search for Value, Poised for Growth. We first look for companies that have fallen out of favor. We then evaluate potential catalysts, which can rejuvenate companies such as new management, products, technology or improving industry fundamentals. We analyze a candidate's fundamental strength, preferring companies with improving or expected to improve balance sheets and cash flows, well-positioned products, and management with equity ownership.

         The market occasionally paints whole industries with the same brush leading to overvaluations and undervaluations of groups of stocks within the same industry. As we identify company and industry catalysts, our portfolio weightings will reflect these developing fundamentals with significant over and underweights.

         The portfolio's underweighting in consumer staples and financials were a positive along with security selection in the materials and processors where, on average, our stocks gained 6% versus the group's rise of 1.5%. Our underweightings in technology, refining and marketing, and utilities were the most detrimental factors to performance in the quarter as they were the best sectors rising 29%, 29% and 6%, respectively. Not surprisingly, our best performing stocks were technology: Maxtor Corp, a $1.5 billion producer of hard disk drive storage devices rose 94% and Micromuse, a $300 million leader of business and service assurance software (Netcool), gained 52%. Our worst performers were Sangstat Medical Corp, a biotechnology company that specializes in treatments decreasing the rejection of transplanted tissue, when their CEO Jean Jacques Bienaime resigned and Information Resources on the news it lost a key client contract to a competitor.

         In 2002, when the possible outcomes looked the gloomiest, we did a complete fundamental review of all our companies to ensure that they all had the financials to power through a potentially prolonged economic downturn. After physically meeting in person or on site with over 300 companies in July, August, September, and October we took the opportunity to high-grade some of the names but our analysis indicated that the long term investment cases were intact and improving for our portfolio holdings. While the markets have swooned, risen and dipped based on shorter-term economic data points and ever changing geopolitical risks, we are much more optimistic longer-term and believe as economist Joseph Schumpeter decreed originally in 1942 that, "capitalism, then, is by nature a form or method of economic change and not only never is but never can be stationary...incessantly revolutionizes the economic structure from within, incessantly destroying the old one, incessantly creating a new one." This process of "Creative Destruction" provides the basis for new opportunities and significant longer-term returns. Attractively valued small companies with new products, resources and market innovations have historically had higher intrinsic growth rates over longer periods of time and will so again.

         The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Small Company Stock Fund. SSgA managed 34% of the Fund as of December 31, 2002.

         The portion of the Fund managed by SSgA is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the year.

         The fourth quarter of 2002 brought investors some relief, with Index gaining 6.6%. This was not enough, however, to offset the significant losses posted earlier in the year. For 2002, the Index lost 17.8%, one of its worst years ever. By comparison, the S&P 500 was down 22.1%, its third consecutive year of losses, an event not seen for over 60 years since 1939-1941 amid World War II. Concerns about the economy, corporate governance, terrorism and war with Iraq weighed heavily on the markets in 2002. Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

         Small cap stocks underperformed large caps by 200 basis points in the fourth quarter as large caps rebounded from the October 9 lows, but outperformed by over 100 basis points for the year. For Q4, the Russell 2000 Index gained 6.2% while the Russell 1000 Index gained 8.2%. For the year, the Russell 2000 lost 20.5% while the Russell 1000 lost 21.6%. Together the large cap Russell 1000 and the small cap Russell 2000 make up the broad market Russell 3000. The Russell 3000 gained 8.0% and lost 21.5% in Q4 and 2002, respectively.

         For the quarter, growth beat value in the small cap segment of the market, where in large caps value beat growth. The Russell 2500 Value Index gained 5.4% while the Russell 2500 Growth Index gained 8.3%. In 2002, for the third consecutive year, however, value stocks outperformed growth stocks as the overvaluation of growth stocks from the excesses of the '90s corrected. While the Russell 2500 Value Index lost nearly 10%, the Russell 2500 Growth Index lost just over 29% of its value for the year.

         All sectors posted positive returns for the quarter. Information technology, up over 24%, added over 3% or nearly half the benchmark's return. For the year, all but one sector posted negative returns. Information technology and health care, down 45% and 29%, respectively, combined accounted for close to two-thirds of the annual loss. Financials actually mustered a slight gain during the year.

         Storage Technology, Rational Software and Citrix Systems were the biggest positive contributors for the quarter. OM Group, Michaels Stores Inc. and Transkaryotic Therapies Inc. were the biggest negative contributors. Aetna, Citrix Systems and Coach Inc. were the biggest positive contributors for the year. Sepracor Inc., PerkinElmer Inc. and Allmerica Financial Corp. were the biggest detractors.

         The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC., co-investment subadviser to the CitiStreet Small Company Stock Fund. Salomon Brothers Asset Management Inc. managed 34% of the Fund as of December 31, 2002.

         Despite a strong fourth-quarter performance, several of the major U.S. equity market indices finished in the red for the third year in a row. The Russell 2000 Index declined 20.5%, the S&P 500 Index declined 22.1%, and the NASDAQ fell 31.3%. Within the Russell 2000 Index, growth dramatically underperformed value; the benchmark Russell 2000 Growth Index fell 30.3% compared to 11.4% for the value index. To illustrate the magnitude of the bear market that we have experienced over the past three years, the Russell 2000 Index declined 46% from the market's peak in March 2000 to its trough on October 9, 2002.

         In the first half of the year, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

         For the full year, technology and telecom stocks led the market's drop yet again, accounting for one-half of the Russell 2000 Growth Index's decline. Although technology and telecom rallied sharply in the fourth quarter, both sectors ended the year down more than 45%. Financials and real estate were the only two sectors of the Russell 2000 Growth Index that posted positive returns for the year.

         The Fund's underperformance versus the benchmark was driven primarily by stock selection in the basic industry sector. OM Group, in particular, penalized performance substantially. The company announced in October that it was changing its accounting policy for inventories; formerly it had capitalized some expenses into inventories, increasing reported earnings. Similar accounting methods were disallowed at several other metals companies, including Barrick Gold and Newmont Mining. We exited from our position in OM Group immediately upon the disclosure of the accounting issue. Security selection in the healthcare sector also penalized performance, but that was spread across several different biotech stocks. In terms of sector allocation, the Fund benefited from its overweight in financials and underweight in technology.

         Several technology companies were among the Fund's key individual contributors, including Adtran, Inc., NetScreen Technologies, Inc., Entegris, Inc. and Lucent Technologies Inc. Evergreen Resources, Inc., an exploration and production company, also contributed favorably to performance.

         In addition to OM Group, several detractors to Fund performance came from the healthcare sector, including Medarex, Inc., Ligand Pharmaceuticals, Inc., QLT, Inc. and dj Orthopedics Inc. We continue to monitor each of these stocks and added to several of them on weakness earlier in the year.

         Given current interest rate levels and equity market valuations, we remain constructive on the U.S. equity market. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than envisioned previously. That said, we are watching the consumer carefully. The consumer has sustained the economy thus far in the recovery, and the question remains how much longer the consumer can continue doing so.

         The recent resignations of Treasury Secretary O'Neil and presidential economic advisor Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to the weak economy. Future possible stimulative measures proposed by the administration, coupled with the Federal Reserve's 50 basis-point reduction in the Federal funds rate in early November, should help foster continued economic growth. Near-term geopolitical events, however, could lead to continued volatility in the equity markets.

         We remain broadly diversified across market sectors. We are currently market weight technology, which is the largest sector of the benchmark. Within technology, we remain focused on companies with a strong balance sheet and a more predictable earnings stream. As a result of the outperformance of our biotech holdings during the quarter, we are now overweight the healthcare sector. In biotech, we continue to favor companies in late-stage product development. We remain overweight in financials, where our focus is on reinsurance and insurance brokerage stocks that should benefit from an improving pricing cycle.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE CITISTREET SMALL COMPANY STOCK FUND
                             AND RUSSELL 2500 INDEX

                                  [LINE GRAPH]

                               SMALL COMPANY
                                STOCK FUND -
                                  I SHARES              RUSSELL 2500
                                  --------              ------------
        5/17/93                    $10,000                 $10,000
        6/30/93                    $ 9,790                 $10,104
        9/30/93                    $10,210                 $10,820
       12/31/93                    $10,963                 $11,013
        3/31/94                    $11,013                 $10,768
        6/30/94                    $10,362                 $10,388
        9/30/94                    $11,574                 $11,132
       12/31/94                    $12,024                 $10,895
        3/31/95                    $12,530                 $11,700
        6/30/95                    $14,612                 $12,744
        9/30/95                    $16,291                 $13,968
       12/31/95                    $15,899                 $14,350
        3/31/96                    $16,385                 $15,190
        6/30/96                    $16,919                 $15,821
        9/30/96                    $17,418                 $16,178
       12/31/96                    $15,391                 $17,078
        3/31/97                    $13,330                 $16,505
        6/30/97                    $15,515                 $19,000
        9/30/97                    $17,477                 $21,727
       12/31/97                    $16,434                 $21,239
        3/31/98                    $18,416                 $23,417
        6/30/98                    $17,056                 $22,442
        9/30/98                    $13,106                 $18,163
       12/31/98                    $15,019                 $21,323
        3/31/99                    $14,545                 $20,314
        6/30/99                    $17,091                 $23,644
        9/30/99                    $16,430                 $22,120
       12/31/99                    $20,524                 $26,473
      3/31/2000                    $23,920                 $29,146
      6/30/2000                    $22,935                 $27,979
      9/30/2000                    $23,704                 $28,651
     12/31/2000                    $22,593                 $27,601
      3/31/2001                    $20,108                 $25,209
      6/30/2001                    $22,924                 $28,662
      9/30/2001                    $18,978                 $23,271
     12/31/2001                    $22,895                 $27,938
      3/31/2002                    $23,910                 $28,982
      6/30/2002                    $21,414                 $26,480
      9/30/2002                    $16,807                 $21,538
     12/31/2002                    $17,464                 $22,968

          Average Annual Total Return for the periods ended 12/31/02:

                           I Shares  R Shares**
                           --------  ----------
One Year:                  (23.72)%    (24.04)%
Five Year:                    1.22%       0.96%
Since 5/17/93*:               5.99%       5.64%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

    ------------

    * Fund's inception date

   ** Returns shown for R Shares prior to their commencement data (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                               RUSSELL 2500 INDEX

       The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest companies in the Russell 3000 Index. (The Russell 3000 Index includes the 3000 largest U.S. companies based on total market capitalization.) The Russell 2500 is a measure of small to medium-small company stock performance. The Index does not have expenses and is not an actual investment.

                       CITISTREET LARGE COMPANY STOCK FUND

         The CitiStreet Large Company Stock Fund (I Shares) returned (22.8)% for the year ended December 31, 2002. The S&P 500 Index returned (22.1)% for the same period.

         The following commentary was provided by SSgA FUNDS MANAGEMENT INC. ("SSgA"), co-investment subadviser to the CitiStreet Large Company Stock Fund. SSgA managed 34% of the Fund as of December 31, 2002.

         The portion of the Large Company Stock Fund managed by SSgA is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the quarter and the year.

         The fourth quarter of 2002 brought investors some relief, with the S&P 500 Index gaining 8.4%. This was not enough, however, to offset the significant losses posted earlier in the year. For 2002, the Index lost 22.1%, its worst year since 1974 and the third consecutive year of losses, an event not seen for over 60 years since 1939-1941 amid World War II. Concerns about the economy, corporate governance, terrorism and war with Iraq weighed heavily on the markets in 2002. Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

         Large cap stocks outperformed mid and small caps in the fourth quarter but underperformed slightly for the year. As a result, in the fourth quarter the S&P 500 Index marginally outperformed the broad market Russell 3000 that gained 8.0%. For the year, the S&P 500 Index underperformed the Russell 3000 Index by 56 basis points. Small caps, as measured by the Russell 2000, returned 6.16% and (20.5)% in the fourth quarter and the year 2002, respectively.

         Value outperformed growth for the quarter, and the year, by nearly 3% as measured by the S&P 500/BARRA Value and Growth indices. The S&P 500/BARRA Value Index gained 9.90% in Q4 while the S&P 500/BARRA Growth Index gained 7.1%. For the year value lost 20.8% and growth lost 23.6%. Growth's significantly greater exposure to technology accounted for most of the underperformance.

         All sectors posted gains in the fourth quarter. Telecommunication services and information technology had the strongest rallies off the October 9 lows, after having been beat up the most, together accounting for nearly half the index's quarterly gain. Financials also fared well as mortgage refinancings continued at a record pace.

         For the year, all ten economic sectors posted losses, with all but two in negative double-digit territory. Telecommunications and technology, the best performers in Q4, lost over 34% and 37%, respectively, in 2002. Information technology alone knocked 6% off the index for the year. The best performing sectors were materials and consumer staples, combined taking less than 1% off the index.

         For the quarter, the best performing companies (measured by their contribution to the index's return), came from the better performing tech and telecommunications sectors, as mentioned above, and included Microsoft, IBM and Verizon. For the year, however, Microsoft and IBM were the sixth and seventh worst contributors behind GE, Intel and AOL that led the pack. The worst contributors for the quarter were Tenet Healthcare, Coca-Cola and TXU. The companies that had the greatest positive contribution to the S&P 500 for the year were Bank of America, Boston Scientific and Procter & Gamble.

         There were three index changes during the fourth quarter, bringing the year-to-date total to 25, down over 50% from two years ago. In 2001, there were 30 index changes and a whopping 58 in 2000. Turnover was just under 4% for the year 2002, compared to 4.5% last year and nearly 9% in 2000.

         The following commentary was provided by WELLINGTON MANAGEMENT COMPANY, LLP, co-investment subadviser to the CitiStreet Large Company Stock Fund. Wellington Management Company, LLP managed 33% of the Fund as of December 31, 2002.

         Throughout 2002, stock prices and business news were not driven by traditional factors, such as economic activity and business expansion, but by a continued loss of confidence and persistent risk aversion. Equity markets experienced consistent volatility, with seemingly conflicting economic news and growing tension in the Middle East. The consumer was the mainstay of growth, helped by record "cash outs" from mortgage refinancing, partially offsetting the impact from higher unemployment. As anticipated, the year-end holiday season saw a deceleration in consumer spending and confidence. As the year drew to a close, corporate spending remained sluggish, although there are initial signs of improvement in areas like technology.

         Value stocks outperformed growth stocks by a wide margin in 2002, with the Russell 1000 Value Index down (15.5)% versus the Russell 1000 Growth Index down (27.9)%. Large and small cap stocks posted double-digit declines for the year: the Russell 1000 fell (21.7)% and the Russell 2000 tumbled (20.5)%. Every sector declined in 2002: Information Technology was the leading laggard while Consumer Staples posted the strongest return.

         During the first four months of 2002, the equity markets were quite mixed and the Fund was not immune to volatility. Corporate scandals, mixed evidence surrounding a global economic recovery, tightening credit markets, and the on-going war on terrorism were all contributing factors to the markets diminished confidence during this early period. However, the Fund experienced a significant positive rebound in stock selection during the last seven months of the year. For the twelve-month period, stock selection in the Financials, Utilities, and Information Technology sectors were the largest benchmark-relative contributors to performance, while holdings in the Industrials, Consumer Discretionary, and Consumer Staples sectors detracted from relative performance.

         Our overweight position in Telecommunications holding Qwest Communications added considerable value for the Fund for the year. We re-initiated a position in the stock in August after eliminating it during the first quarter. We added it back to the Fund as the sale of its phone directory business removed liquidity concerns, and we expected the stock to benefit from ongoing deleveraging and margin expansion. Investors have newfound confidence in the company, and new management is focused on cost cutting and increased profitability. In late December, Qwest received 271 regulatory approvals in nine of its fourteen states enabling the company to grow its long distance business.

         Within Financials, the Fund benefited significantly from its position in Golden West Financial. A leader in adjustable-rate mortgage lending, the stock was weak in the third quarter in light of a potential slowdown in the housing market. We kept our overweight position in the stock, given its attractive value and growth prospects. Golden West Financial has maintained stable margins and grew loans nicely during the final quarter of the year despite very low fixed rates for mortgages enabling it to beat street estimates. Tight expense control and impeccable credit quality make this company an attractive holding. In the Industrials sector, our exposure to Tyco had a negative impact on the Fund for the year. This holding was eliminated during the second quarter of 2002, but was a detractor from performance for the year.

         Within Utilities, we replaced our position in Dynegy in April with Exelon, one of the largest utility companies in the U.S. While Dynegy did detract from the year's performance, our exposure to Exelon did help offset that detraction. Exelon came under pressure during the third quarter on news of government concern over accounting treatment related to the merger that created the company. We maintained our overweight position and believed the company had appropriately accounted for the transaction. In late September, the government did rule in favor of Exelon and the Fund benefited significantly from our overweight.

         We expect 2003 to be a year of tempered recovery and look to the corporate sector to provide more thrust than the consumer. While the corporate healing process continues, we believe business spending is poised for recovery once we get any war with Iraq successfully behind us. Corporate profits are improving, capacity utilization, while still less-than-desired, is improving, inventories are very low, considerable balance sheet repair has already occurred with credit expanding, and we think there are pent-up needs for IT spending. GDP is gradually recovering at a 2.5-3% pace with corporate profits now up 10% or more versus last year. Finally, consumer spending, unlike most recoveries, will likely remain sluggish given a slow-moving jobs recovery, decelerating wage gains, geopolitical concerns, higher energy prices and a likely end to the refinancing boom. With the prospect of a dividend tax cut and the risk of a high price to earnings correction, 2003 could continue to be very supportive of Value stocks.

         Our investment strategy, which remains unchanged, is to combine our global industry analysts' "best ideas" within the large-cap value universe in a bottom-up stock selection process. Strong stock selection, which led to outperformance in each of the past two quarters, has served to fortify our confidence in our process and our team, and our ability to add value in this approach over time. The Fund is broadly diversified across economic sectors and industries. Sector weights are strategically managed within +/- 2% of the Russell 1000 Value Index to minimize the impact of sector rotation, allowing us to focus on stock selection as the primary source of value added.

         The following commentary was provided by SMITH BARNEY FUND MANAGEMENT LLC, co-investment subadviser to the CitiStreet Large Company Stock Fund. Smith Barney Fund Management LLC managed 33% of the Fund as of December 31, 2002.

         The market advanced during the fourth quarter, but its performance was erratic. During the months of October and November, investors benefited from improving fundamentals and sentiment. Third quarter earnings surprised on the upside, earning expectations increased, and investor attention shifted towards 2003 and an economic recovery scenario. After strong double-digit gains, the market retrenched in December. Headlines darkened, as a recalcitrant North Korea surfaced and signs of slowdown in the consumer appeared.

         Despite the December market contraction, every sector of the market positively contributed to returns. Those sectors most levered to an improving economy, notably the technology sector, lead the charge. The technology sector also gained as growth expectations shifted from the consumer to businesses.

         Driven by gains in the technology and healthcare sectors, the portfolio advanced strongly during the quarter. Relative performance suffered marginally due to our cautious approach in transitioning the portfolio. The portfolio's relatively large cash position and underweight position in the technology sector detracted from relative returns. Good security selection could not offset the sector allocation drag. The portfolio's three best relative contributing stocks were Merck, Amgen, and Liberty Media. The portfolio also benefited from the takeover announcement of Household International by HSBC Holdings. Securities that detracted from performance included Coca-Cola, Home Depot, and Bank of New York.

         We believe the market has most likely bottomed during the fourth quarter. We believe valuations are relatively attractive and look for a moderate economic recovery going forward. As a result, we have become more fully invested and look to become "growthier" over the course of the year. Credit quality, clean balance sheets, and good management remain paramount to our investment discipline. We remain committed to purchasing high quality companies that we believe are poised to grow their earnings faster than the overall market. We look to take advantage of the market's volatility by acquiring leading growth companies with strong franchises at attractive prices and selling companies with reduced growth prospects.

         Continued fiscal and monetary stimuli are likely to help propel the marketplace higher. In addition, we believe a reduction in the taxation of dividends helps provide a floor for the equity market. With valuations relatively attractive, and the effective yield expected to move higher for equities, we believe their growth rates make the asset class attractive. We believe investors will look to invest in quality, blue chip stocks.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE CITISTREET LARGE COMPANY STOCK FUND
                               AND S&P 500 INDEX

                                  [LINE GRAPH]

                                         LARGE COMPANY
                                           STOCK FUND -
                                             I SHARES          S&P 500
                                             --------          -------
        5/17/93                              $10,000           $10,000
        6/30/93                              $10,060           $10,032
        9/30/93                              $10,298           $10,291
       12/31/93                              $10,310           $10,530
        3/31/94                              $10,070           $10,130
        6/30/94                              $10,100           $10,173
        9/30/94                              $10,419           $10,671
       12/31/94                              $10,205           $10,669
        3/31/95                              $11,070           $11,707
        6/30/95                              $12,198           $12,824
        9/30/95                              $13,295           $13,844
       12/31/95                              $14,132           $14,677
        3/31/96                              $15,001           $15,465
        6/30/96                              $15,357           $16,158
        9/30/96                              $15,785           $16,657
       12/31/96                              $17,404           $18,047
        3/31/97                              $17,605           $18,530
        6/30/97                              $20,300           $21,765
        9/30/97                              $22,667           $23,397
       12/31/97                              $22,914           $24,070
        3/31/98                              $26,054           $27,428
        6/30/98                              $26,513           $28,334
        9/30/98                              $23,164           $25,514
       12/31/98                              $26,476           $30,946
        3/31/99                              $26,621           $32,486
        6/30/99                              $28,614           $34,776
        9/30/99                              $25,576           $32,604
       12/31/99                              $26,397           $37,454
      3/31/2000                              $25,258           $38,314
      6/30/2000                              $24,478           $37,296
      9/30/2000                              $24,903           $36,935
     12/31/2000                              $22,462           $34,045
      3/31/2001                              $19,304           $30,008
      6/30/2001                              $20,443           $31,764
      9/30/2001                              $16,941           $27,102
     12/31/2001                              $18,852           $29,998
      3/31/2002                              $18,749           $30,081
      6/30/2002                              $16,218           $26,051
      9/30/2002                              $13,451           $21,550
     12/31/2002                              $14,543           $23,367

          Average Annual Total Return for the periods ended 12/31/02:

                       I Shares  R Shares**
                       --------  ----------
One Year:              (22.84)%    (23.17)%
Five Year:              (8.69)%     (8.98)%
Since 5/17/93*:           3.99%       3.73%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

    ------------

    * Fund's inception date

   ** Returns shown for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                  S&P 500 INDEX

         The S&P 500 Index is a market capitalization weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The Index does not have expenses and is not an actual investment.

                        CITISTREET DIVERSIFIED BOND FUND

         The CitiStreet Diversified Bond Fund (I Shares) returned 9.0% for the year ended December 31, 2002. The Lehman Aggregate Bond Index returned 10.3% for the same period.

         The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC., co-investment subadviser to the CitiStreet Diversified Bond Fund. Salomon Brothers Asset Management Inc. managed 33% of the Fund as of December 31, 2002.

         The intermediate fixed income market posted a moderate return for the fourth quarter as U.S. Treasury rates were little changed. Geopolitical crises and disappointing economic data were offset by a rebound in equity and corporate bond prices coupled with an expectation of increased future treasury supply and greater policy stimulus in the New Year.

         For the better part of 2002 corporate bond outperformance was predicated on avoiding deteriorating credit fundamentals. That all changed during the fourth quarter as corporate returns improved starting in the later half of October and continuing through year end as investors increased their appetite for credit risk.

         The high yield market, as measured by the Salomon Smith Barney High Yield Market Index, returned 8.6% during the fourth quarter, bringing the year-to-date return to (1.5)%. The high yield market yielded 12.0% at the end of the quarter. The new issue market improved significantly due to the strong returns and positive inflows. During the quarter 62 transactions closed for $15 billion in proceeds, while for the full year 261 transactions were completed for $65.7 billion.

         The economy looks to have barely grown in the fourth quarter and is still following the same erratic up-and-down pattern that has been in place since late 2001. For all of 2002, however, growth looks to have been around 2.6%--a slow recovery, but a recovery nonetheless. Although still facing headwinds, growth is expected to be somewhat stronger in 2003 than last year. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

         Federal government spending strength should largely offset weakness in state and local spending. Inventories, still at very low levels, are expected to add only modestly to growth. The weaker dollar and improving technology sector look to allow exports to grow fast enough to offset import growth, but not much more.

         The events of the past several quarters--corporate scandals and the related stock market turmoil, followed by renewed weakness in manufacturing, followed by the escalation of tensions in Iraq--have sharply slowed the economic recovery and delayed Fed tightening. Once economic conditions improve enough to allow the Fed to begin to tighten it is likely that the Fed will move short-term rates up to the mid-3% range, at minimum. This process looks set to begin in the second half of 2003.

         The Fund maintains its long duration position relative to the Lehman Aggregate Bond Index. With the Fed on hold and the economy uncertain, we believe a long duration position provides the best risk/return tradeoff.

         At year-end our portion of the fund was allocated approximately 87% to investment grade bonds and 13% to high yield. We anticipate increasing allocation to investment grade credit risk assets in the period ahead. After struggling the last 1-2 years, conditions in 2003 appear more favorable for outperformance of corporate bonds.

       The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY, co-investment subadviser to the CitiStreet Diversified Bond Fund. Western Asset Management Company managed 34% of the Fund as of December 31, 2002.

         Our relative performance trailed that of its benchmark for the year as investment strategies produced mixed results for the year. Overweight exposure to the credit market sector was the primary drag on performance, as spreads were generally wider and extremely volatile. Issue selection generated negative results as well, since we were unable to avoid all of the negative credit events that popped up during the course of the year. On the positive side, a moderately overweight exposure to the mortgage-backed sector contributed to returns as spreads narrowed, and our focus on minimizing prepayment risk was rewarded. Moderate long duration exposure made a solid contribution to returns as yields fell across the board, but this was offset to a large degree by a substantial steepening of the yield curve, which hurt our emphasis on longer maturity securities. Moderate exposure to long-dated TIPS, in the belief they would act to hedge our credit exposure in the event of a disappointing economic environment, made a major contribution to returns as real yields fell.

         If the latter half of the 1990s was all about reward, the current decade is all about risk: bear markets in equities; high default rates; corporate governance scandals; terrorist attacks; and a looming, potentially dual-front war. The challenge facing investors these days is judging whether the risk premium priced into securities offers adequate compensation for this unique set of global risks.

         Inferring from today's extremely low level of short-term Treasury yields, the U.S. bond market is quite pessimistic over the near-term prospects for the economy. Forward rates do not anticipate any Fed tightening until late 2003, and spreads on high-yield and emerging market bonds imply that, over the next 10 years, roughly half of the issuers would default. Spreads on long investment grade bonds imply a cumulative default rate of 20%, far above the historical norm. Will things really prove to be this bad?

         For several years we have maintained that the outlook for the economy was neither robust nor grim. Although it is fashionable to bemoan the tepid pace of the U.S. recovery, the reality is that the economy has grown at an average pace, the unemployment rate is at the low end of historical ranges, housing remains strong, and real incomes continue to rise. We've continued to enjoy prosperity because productivity has been strong. To be sure, growth has not been sufficient to consume the excess capacity plaguing many industries, so investment and jobs growth have been relatively weak.

         In the U.S., we believe that risk premiums generally underestimate the inherent vitality of the economy and the power of favorable fiscal and monetary policy. There are the obvious barriers to growth, of course, chief among them geopolitical risk, corporate governance issues, and high energy prices. But there is little doubt that monetary policy is now accommodative after many years of being restrictive. A friendly Fed, deleveraging, corporate restructuring, and the passage of time are effective antidotes to many of the problems that have plagued the economy in recent years. For these reasons we expect to see a continued, but gradual reversal of the pessimism still evident in both the stock and bond markets today, as the reality of moderate growth and low inflation becomes more widely embraced. The Fed is likely to keep inflation low and steady, and that should provide fertile ground for the productivity gains that lead to improved earnings. If the Bush administration is able to deliver some degree of tax reform, this could give the economy an added boost in the second half of 2003. Finally, war--should it occur--is not necessarily bad for growth, and to the extent it can reduce the uncertainty of the terrorist threat, it should be positive from a long-term perspective.

         Consistent with these views, we are attracted to the valuations attached to riskier securities, and see little need for the very expensive shelter offered by short- and intermediate-term Treasuries. Indeed, if our expectations prove correct, we should see some upward pressure on short-term Treasury yields as the year progresses. Meanwhile, long-term yields globally (with the notable exception of Japan) still look attractive at current levels given continued low inflation and moderate growth. But to the extent that stronger growth and spreading optimism cause Treasury yields to rise, we should also see some significant tightening of credit spreads and relative outperformance by European bonds. The result should be modest returns for fixed income portfolios in general, but attractive returns for portfolios that are positioned with these expectations in mind. Although equity markets are likely to deliver returns that exceed average fixed-income returns over the next several years, long corporate bonds at the lower end of the investment quality scale appear to offer better risk-reward characteristics than equities. Given their low implied inflation rates, inflation-protected securities look attractive relative to their conventional counterparts, and they can still act as a valuable hedge in the event the economy falters or inflation rises. Mortgage-backed securities remain a good source of high-quality yield, and their spreads should provide adequate protection against prepayment or extension risk in the relatively benign environment we foresee.

         The following commentary was provided by SSgA FUNDS MANAGEMENT, INC. ("SSgA"), co-investment subadviser to the CitiStreet Diversified Bond Fund. SSgA managed 33% of the Fund as of December 31, 2002.

         SSgA's portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the quarter and year.

         To say that the fixed income markets were volatile for the quarter may seem a bit understated and trite at this point. Nevertheless, they were. Although the change in Treasury levels from the beginning to the end of the quarter would suggest relative stability, peak to trough levels on the ten-year Treasury amounted to 65 basis points, not insignificant given the low absolute level of rates. The Federal Reserve signaled its approval of existing market levels when they lowered the Fed Funds rate to 1.25% on November 6, the lowest level in at least thirty years. The more volatile sector for the quarter was the Credit sector. The excess return number (return above comparable Treasuries) posted by this sector (2.4)% for November was the largest on record. The number for the quarter was plus 267 basis points. The Credit sector did well for many of the same reasons the equity markets had done well in the quarter; economic reports pointing toward growth (albeit slow), corporate governance issues waning and initial retail store reports of a decent holiday season among the reasons for the positive tone. Finally, the Mortgage sector posted 54 basis points of excess return for the quarter. For the year this sector outperformed comparable Treasuries by 173 basis points, its best year since 1988.

         The portfolio management team believes that the investors' risk appetite has modestly increased over the last quarter as spread sectors and riskier fixed income assets have outperformed. Geopolitical risks seem to be holding the markets back at this point. They are a little more optimistic in their economic outlook than they were three months ago and think that the economy will begin to show signs of growth, slow growth, in the latter part of 2003.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN THE CITISTREET DIVERSIFIED BOND FUND,
                  AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                  [LINE GRAPH]

                                       DIVERSIFIED              LB
                                        BOND FUND -          AGGREGATE
                                         I SHARES              INDEX
                                         --------              -----
        5/17/93                           $10,000             $10,000
        6/30/93                           $10,339             $10,181
        9/30/93                           $10,928             $10,446
       12/31/93                           $11,039             $10,452
        3/31/94                           $10,622             $10,152
        6/30/94                           $10,334             $10,047
        9/30/94                           $10,345             $10,109
       12/31/94                           $10,401             $10,147
        3/31/95                           $11,023             $10,659
        6/30/95                           $11,832             $11,308
        9/30/95                           $12,088             $11,531
       12/31/95                           $12,730             $12,022
        3/31/96                           $12,141             $11,807
        6/30/96                           $12,168             $11,875
        9/30/96                           $12,398             $12,093
       12/31/96                           $12,901             $12,456
        3/31/97                           $12,709             $12,387
        6/30/97                           $13,287             $12,843
        9/30/97                           $13,847             $13,272
       12/31/97                           $14,441             $13,663
        3/31/98                           $14,672             $13,873
        6/30/98                           $15,072             $14,198
        9/30/98                           $15,528             $14,798
       12/31/98                           $15,750             $14,848
        3/31/99                           $15,539             $14,772
        6/30/99                           $15,245             $14,642
        9/30/99                           $15,319             $14,742
       12/31/99                           $15,320             $14,724
      3/31/2000                           $15,799             $15,049
      6/30/2000                           $15,960             $15,310
      9/30/2000                           $16,464             $15,772
     12/31/2000                           $17,235             $16,437
      3/31/2001                           $17,778             $16,934
      6/30/2001                           $17,687             $17,030
      9/30/2001                           $18,445             $17,815
     12/31/2001                           $18,460             $17,822
      3/31/2002                           $18,427             $17,839
      6/30/2002                           $18,978             $18,500
      9/30/2002                           $19,697             $19,348
     12/31/2002                           $20,114             $19,652

          Average Annual Total Return for the periods ended 12/31/02:

                        I Shares  R Shares**
                        --------  --------
One Year:                 8.97%    8.56%
Five Year:                6.85%    6.35%
Since 5/17/93*:           7.57%    7.11%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

    -----------

     * Fund's inception date

    ** Returns shown for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                      LEHMAN BROTHERS AGGREGATE BOND INDEX

         The Lehman Brothers Aggregate Index is an index of U.S.
investment-grade fixed-rate bonds with maturities greater than one year, including government and corporate bonds. The Index does not have expenses and is not an actual investment.

       THE INFORMATION AND VIEWS PROVIDED BY THE SUBADVISERS ARE AS OF THE DATE SPECIFIED, ARE SUBJECT TO CHANGE, AND DO NOT CONSTITUTE, AND SHOULD NOT BE CONSTRUED AS, INVESTMENT ADVICE OR RECOMMENDATIONS WITH RESPECT TO THE SECURITIES MENTIONED. THEY ARE NOT NECESSARILY REPRESENTATIVE OF THE OPINIONS AND VIEWS OF OTHER PORTFOLIO MANAGERS FOR THAT SUBADVISER OR ANY OF THE OTHER SUBADVISERS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                       THIS PAGE INTENTIONALLY LEFT BLANK

 STATEMENTS OF ASSETS AND LIABILITIES
 CitiStreet Funds, Inc. / December 31, 2002

                                 CitiStreet     CitiStreet     CitiStreet     CitiStreet
                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
ASSETS
  Investments in securities,
    at cost...................  $390,575,525   $277,367,807   $549,358,203   $651,027,760
Investments in securities, at
  value (see accompanying
  Portfolio of Investments)
  (Note 2)....................  $331,085,972   $231,460,386   $461,734,203   $673,962,764
Cash..........................     9,427,051     18,224,801     11,707,230    102,024,878
Cash, denominated in foreign
  currency (cost, $897,117)...       921,953             --             --             --
Receivables for:
  Investment securities
    sold......................        54,649        495,801        235,037        194,656
  Capital share
    subscriptions.............        65,980         44,727        276,686        237,883
  Interest....................         7,036         17,194         10,336      6,526,594
  Dividends...................       259,753        213,545        609,723          8,695
  Foreign tax reclaims........       445,302          1,121             --             --
  Variation margin on open
    futures contracts (Note
    6)........................            --          7,550          8,400             --
  Delayed delivery
    transactions (Note 9).....            --             --             --        203,938
Prepaid expenses..............        13,091         13,091         13,091         13,091
                                ------------   ------------   ------------   ------------
  Total assets................   342,280,787    250,478,216    474,594,706    783,172,499
                                ------------   ------------   ------------   ------------
LIABILITIES
Payables for:
  Investment securities
    purchased.................       258,325      1,688,245        836,927     51,715,935
  Delayed delivery
    transactions (Note 9).....            --             --             --     21,876,778
  Payable upon return of
    securities loaned (Note
    2)........................     9,574,473     27,563,390     40,486,968     80,249,896
  Capital share redemptions...        84,920         29,009             --             --
  Unrealized depreciation on
    forward foreign currency
    contracts (Note 8)........        62,016             --             --             --
  Variation margin on open
    futures contracts (Note
    6)........................            --             --             --         33,094
  Options written (premiums
    received $436,060) (Note
    7)........................            --             --             --        288,853
Payable to Adviser............       178,391         90,705        265,255        233,034
Accrued expenses..............       124,674         90,406        112,114        155,073
                                ------------   ------------   ------------   ------------
  Total liabilities...........    10,282,799     29,461,755     41,701,264    154,552,663
                                ------------   ------------   ------------   ------------
NET ASSETS....................  $331,997,988   $221,016,461   $432,893,442   $628,619,836
                                ============   ============   ============   ============

COMPOSITION OF NET ASSETS
Capital shares at par.........  $    357,983   $    259,716   $    515,882   $    312,048
Additional paid-in-capital....   464,158,432    278,924,900    653,803,708    606,976,999
Undistributed net investment
  income......................     2,862,873        456,870      3,845,467     27,529,383
Accumulated net realized loss
  on investments, futures
  contracts, option contracts
  and foreign currency
  transactions................   (75,918,195)   (12,465,831)  (137,530,485)   (29,607,160)
Net unrealized appreciation
  (depreciation) on
  investments, translation of
  assets and liabilities in
  foreign currencies, futures
  contracts and option
  contracts...................   (59,463,105)   (46,159,194)   (87,741,130)    23,408,566
                                ------------   ------------   ------------   ------------
                                $331,997,988   $221,016,461   $432,893,442   $628,619,836
                                ============   ============   ============   ============
NET ASSETS ATTRIBUTABLE TO:
  I Shares....................  $331,995,784   $221,014,964   $432,890,943   $628,617,966
                                ============   ============   ============   ============
  R Shares....................  $      2,204   $      1,497   $      2,499   $      1,870
                                ============   ============   ============   ============
CAPITAL SHARES OUTSTANDING
  I Shares....................    35,798,060     25,971,457     51,587,814     54,396,608
                                ============   ============   ============   ============
  R Shares....................           238            176            298            162
                                ============   ============   ============   ============
NET ASSET VALUE PER SHARE
  I Shares....................  $       9.27   $       8.51   $       8.39   $      11.56
                                ============   ============   ============   ============
  R Shares....................  $       9.27   $       8.50   $       8.38   $      11.55
                                ============   ============   ============   ============

        The accompanying notes are an integral part of the financial statements.

 STATEMENTS OF OPERATIONS
 CitiStreet Funds, Inc. / For the year ended December 31, 2002

                                 CitiStreet      CitiStreet        CitiStreet      CitiStreet
                                International   Small Company     Large Company     Diversified
                                 Stock Fund      Stock Fund        Stock Fund      Bond Fund
                                -------------   -------------     -------------    -----------
INVESTMENT INCOME
Dividends.....................  $  6,194,861(1) $   2,156,635(2) $   6,682,023(3)  $    26,086
Interest......................        26,838          326,333          165,680      29,812,215
                                ------------    ------------     -------------     -----------
  Total Income................     6,221,699        2,482,968        6,847,703      29,838,301
                                ------------    ------------     -------------     -----------
EXPENSES
Management fees (Note 3)......     2,507,927        1,504,581        2,446,036       2,573,019
Professional fees.............        21,692           37,265           60,484          78,368
Director's fees & expenses....        39,001           46,161           48,576          33,019
Custodian fees................       331,563          101,356          277,294         355,904
Printing expense..............       166,995          176,736          232,546         161,245
Miscellaneous expense.........        24,109           25,151           24,454          27,155
                                ------------     ------------    -------------     -----------
  Total expenses before
    directed brokerage
    arrangements..............     3,091,287        1,891,250        3,089,390       3,228,710
LESS:
Expenses paid under directed
  brokerage arrangements (Note
  4)..........................       (32,160)            (524)        (109,388)             --
                                ------------     ------------    -------------     -----------
  Net expenses................     3,059,127        1,890,726        2,980,002       3,228,710
                                ------------     ------------    -------------     -----------
  Net investment income.......     3,162,572          592,242        3,867,701      26,609,591
                                ------------     ------------    -------------     -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions,
    futures contracts and
    option contracts..........   (67,557,929)      (6,645,103)     (61,386,041)      3,915,522
  Net realized loss on foreign
    currency transactions.....      (171,423)              --               --              --
  Net increase (decrease) in
    unrealized appreciation of
    investments, futures
    contracts and option
    contracts.................   (21,745,442)     (61,249,715)     (57,859,977)     19,985,531
  Net change in unrealized
    depreciation of foreign
    currency transactions.....      (127,833)              --               --              --
                                ------------     ------------    -------------     -----------
    Net realized and
      unrealized gain (loss)
      on investments..........   (89,602,627)     (67,894,818)    (119,246,018)     23,901,053
                                ------------     ------------    -------------     -----------
  Net increase (decrease) in
    net assets from
    operations................  $(86,440,055)   $(67,302,576)    $(115,378,317)    $50,510,644
                                ============     ============    =============     ===========

(1) Net of foreign taxes withheld of $812,521.

(2) Net of foreign taxes withheld of $11,832.

(3) Net of foreign taxes withheld of $11,337.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Citistreet Funds, Inc.

                                                                                                                 CitiStreet
                                                                                                          International Stock Fund
                                                                                                         --------------------------
                                                                                                          Year ended    Year ended
                                                                                                          December 31,  December 31,
                                                                                                             2002           2001
                                                                                                       --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income................................................................................  $  3,162,572    $  2,302,147
Net realized gain (loss) on security transactions, futures contracts, option contracts and foreign
    currency transactions..                                                                             (67,729,352)      4,451,806
Net increase (decrease) in unrealized appreciation (depreciation) of investments, futures contracts,
    option contracts and foreign currency transactions...............................................   (21,873,275)    (82,429,150)
                                                                                                       ------------    ------------
    Net increase (decrease) in net assets resulting from operations..................................   (86,440,055)    (75,675,197)
                                                                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
    I Shares.........................................................................................    (2,140,595)     (4,680,817)
From net realized gains on investment transactions
    I Shares.........................................................................................   (11,648,352)    (61,328,823)
                                                                                                       ------------    ------------
    Total distributions to shareholders..............................................................   (13,788,947)    (66,009,640)
                                                                                                       ------------    ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
    I Shares.........................................................................................    88,615,635     129,732,703
    R Shares.........................................................................................         2,157              --
Acquisition of Diversified Bond Fund's net assets (Note 12)
    I Shares.........................................................................................            --              --
Distributions reinvested
    I Shares.........................................................................................    13,788,947      66,009,640
Cost of shares repurchased
    I Shares.........................................................................................   (38,374,782)    (30,271,022)
                                                                                                       ------------    ------------
    Net increase from capital share transactions.....................................................    64,031,957     165,471,321
                                                                                                       ------------    ------------
Net increase (decrease)in net assets.................................................................   (36,197,045)     23,786,484
                                                                                                       ------------    ------------

NET ASSETS
Beginning of year....................................................................................   368,195,033     344,408,549
                                                                                                       ------------    ------------
End of year..........................................................................................  $331,997,988    $368,195,033
                                                                                                       ============    ============
Undistributed net investment income..................................................................  $  2,862,873    $  2,012,318
                                                                                                       ============    ============

CAPITAL SHARES I SHARES
Capital shares outstanding, beginning of year........................................................    29,570,161      17,587,926
Capital shares issued................................................................................     8,587,268       8,712,811

Shares issued in acquisition of Diversified Bond Fund's net assets (Note 12).........................            --              --
Capital shares from distributions reinvested.........................................................     1,397,054       5,310,510
Capital shares redeemed..............................................................................    (3,756,423)     (2,041,086)
                                                                                                       ------------    ------------
Capital shares outstanding, end of year..............................................................    35,798,060      29,570,161
                                                                                                       ============    ============

CAPITAL SHARES R SHARES
Capital shares outstanding, beginning of year........................................................            --              --
Capital shares issued................................................................................           238              --
                                                                                                       ------------    ------------
Capital shares outstanding, end of year..............................................................           238              --
                                                                                                       ============    ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Citistreet Funds, Inc.

         CitiStreet                      CitiStreet                      CitiStreet
  Small Company Stock Fund        Large Company Stock Fund          Diversified Bond Fund
----------------------------     ---------------------------     ---------------------------
  Year ended     Year ended       Year ended    Year ended        Year ended    Year ended
 December 31,   December 31,     December 31,  December 31,      December 31,  December 31,
     2002          2001              2002          2001              2002          2001
-------------  -------------     ------------  -------------     ------------  -------------

$    592,242    $ 1,404,165     $  3,867,701   $ 2,932,004       $ 26,609,591   $ 23,544,973

  (6,645,103)    (1,652,467)     (61,386,041)   (67,017,737)        3,915,522    (13,459,509)

 (61,249,715)     1,780,176      (57,859,977)    (7,892,010)       19,985,531      1,207,489
------------   ------------     ------------   ------------      ------------   ------------
 (67,302,576)     1,531,874     (115,378,317)   (71,977,743)       50,510,644     11,292,953
------------   ------------     ------------   ------------      ------------   ------------

  (1,311,986)      (106,710)      (2,932,004)    (3,835,468)      (24,176,946)   (19,070,292)

  (1,206,322)   (95,201,365)              --    (27,071,415)               --            --
------------   ------------     ------------   ------------      ------------   ------------
  (2,518,308)   (95,308,075)      (2,932,004)   (30,906,883)      (24,176,946)   (19,070,292)
 ------------  ------------     ------------   ------------      ------------   ------------

  29,605,597    112,172,102       91,283,782    117,586,950       102,775,200     71,162,022
       1,466             --            2,471             --             1,835             --

          --             --               --             --                --    254,879,489

   2,518,308     95,308,075        2,932,004     30,906,883        24,176,946     19,070,292

 (18,076,223)  (204,193,829)     (15,726,827)   (15,335,882)      (55,869,517)   (90,611,524)
------------   ------------     ------------   ------------      ------------   ------------
  14,049,148      3,286,348       78,491,430    133,157,951        71,084,464    254,500,279
------------   ------------     ------------   ------------      ------------   ------------
 (55,771,736)   (90,489,853)     (39,818,891)    30,273,325        97,418,162    246,722,940
------------   ------------     ------------   ------------      ------------   ------------

 276,788,197    367,278,050      472,712,333    442,439,008       531,201,674    284,478,734
------------   ------------     ------------   ------------      ------------   ------------
$221,016,461   $276,788,197     $432,893,442   $472,712,333      $628,619,836   $531,201,674
============   ============     ============   ============      ============   ============
$    456,870   $  1,350,881     $  3,845,467   $  2,932,004      $ 27,529,383   $ 24,159,477
============   ============     ============   ============      ============   ============

  24,538,038     21,310,232       43,152,138     31,645,280        48,050,279     26,492,586
   3,011,016      8,884,865        9,844,636      9,924,913         9,118,804      4,759,265

          --             --               --             --                --     23,191,946
     278,263      8,974,395          333,563      2,856,459         2,185,981      1,735,239
  (1,855,860)   (14,631,454)      (1,742,523)    (1,274,514)       (4,958,456)    (8,128,757)
------------   ------------     ------------   ------------      ------------   ------------
  25,971,457     24,538,038       51,587,814     43,152,138        54,396,608     48,050,279
============   ============     ============   ============      ============   ============
          --             --               --             --                --            --
         176             --              298             --               162            --
------------   ------------     ------------    -----------      ------------   ------------
         176             --              298             --               162            --
============   ============     ============    ===========      ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc.

                                                                               International Stock Fund--I Shares
                                                                               -----------------------------------
                                                                                     Year ended December 31,
                                                                               -----------------------------------
                                                                                    2002                2001
                                                                                 ----------          ----------
NET ASSET VALUE
  Beginning of year.......................................................       $    12.45          $    19.58
                                                                                 ----------          ----------
OPERATIONS
  Net investment income(1)................................................             0.08                0.03
  Net realized and unrealized gain (loss) on investments..................            (2.83)              (4.22)
                                                                                 ----------          ----------
  Total from investment operations........................................            (2.75)              (4.19)
                                                                                 ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income....                                            (0.07)              (0.21)
  Distributions from net realized gains on investments....................            (0.36)              (2.73)
                                                                                 ----------          ----------
  Total distributions....................................................             (0.43)              (2.94)
                                                                                 ----------          ----------
NET ASSET VALUE
  End of year.............................................................       $     9.27          $    12.45
                                                                                 ==========          ==========
TOTAL RETURN(2)..........                                                            (22.31)%            (21.44)%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted)...............................       $  331,996          $  368,195
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed brokerage arrangements..             0.90%               0.86%
    After repayments/reimbursements and before directed brokerage
      arrangements........................................................             0.90%               0.86%
    After repayments/reimbursements and directed brokerage arrangements...             0.89%               0.85%
  Ratios of net investment income to average net assets:
    Before repayments/reimbursements and directed brokerage arrangements..             0.91%               0.70%
    After repayments/reimbursements and directed brokerage arrangements...             0.92%               0.71%
  Portfolio turnover rate.................                                            54.15%              68.20%

                                                                                         International Stock Fund--I Shares
                                                                                -----------------------------------------------
                                                                                               Year ended December 31,
                                                                                -----------------------------------------------

                                                                                  2000               1999              1998
                                                                                --------           --------          --------
NET ASSET VALUE
  Beginning of year.......................................................      $  22.33           $  16.85          $  15.48
                                                                                --------           --------          --------
OPERATIONS
  Net investment income(1)................................................          0.24               0.17              0.09
  Net realized and unrealized gain (loss) on investments..................         (1.97)              5.31              2.21
                                                                                --------           --------          --------
  Total from investment operations........................................         (1.73)              5.48              2.30
                                                                                --------           --------          --------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income....                                         (0.18)                --             (0.31)
  Distributions from net realized gains on investments....................         (0.84)                --             (0.62)
                                                                                --------           --------          --------
  Total distributions.....................................................         (1.02)                --             (0.93)
                                                                                --------           --------          --------
NET ASSET VALUE
  End of year.............................................................      $  19.58           $  22.33          $  16.85
                                                                                ========           ========          ========
TOTAL RETURN(2)..........                                                          (8.03)%            32.52%            14.91%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted)...............................      $344,409           $388,492          $300,072
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed brokerage arrangements..          0.75%              0.72%             0.73%
    After repayments/reimbursements and before directed brokerage
      arrangements........................................................          0.75%              0.72%             0.73%(3)
    After repayments/reimbursements and directed brokerage arrangements...          0.74%              0.71%             0.72%
  Ratios of net investment income to average net assets:
    Before repayments/reimbursements and directed brokerage arrangements..          0.93%              0.90%             1.22%
    After repayments/reimbursements and directed brokerage arrangements...          0.94%              0.91%             1.23%
  Portfolio turnover rate.................................................         23.94%             18.36%            20.65%

-----------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) Unaudited.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc.

                                                    International Stock Fund--R Shares
                                                            For the period
                                                           October 1, 2002
                                                    (commencement of operations)
                                                          to December 31, 2002
                                                    ----------------------------------
NET ASSET VALUE
  Beginning of period.............................        $            8.67
                                                          -----------------
OPERATIONS
  Net investment income(1)........................                    (0.01)
  Net realized and unrealized gain on
    investments...................................                     0.61
                                                          -----------------
  Total from investment operations................                     0.60
                                                          -----------------
NET ASSET VALUE
  End of year.....................................        $            9.27
                                                          =================
TOTAL RETURN(2)...................................                     6.92%(4)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted).......        $               2
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
     brokerage arrangements.......................                     1.25%(3)
    After repayments/reimbursements and before
     directed brokerage arrangements..............                     1.25%(3)
    After repayments/reimbursements and directed
     brokerage arrangements.......................                     1.25%(3)
  Ratios of net investment income to average net
    assets:
    Before repayments/reimbursements and directed
     brokerage arrangements.......................                    (0.51)%(3)
    After repayments/reimbursements and directed
     brokerage arrangements.......................                    (0.51)%(3)
  Portfolio turnover rate.........................                    54.15%(5)

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period.

(3) Annualized.

(4) Not annualized.

(5) Represents portfolio turnover for the fund for the entire year.

    The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS
 CitiStreet Funds, Inc.

                                                                              Small Company Stock Fund--I Shares
                                                                -------------------------------------------------------------
                                                                                    Year ended December 31,
                                                                -------------------------------------------------------------
                                                                  2002         2001         2000         1999         1998
                                                                --------     ---------    ---------    ---------    ---------
NET ASSET VALUE
 Beginning of year...........................................  $  11.28    $   17.23    $   16.42    $   13.09     $  14.33
                                                               --------    ---------    ---------    ---------     --------
OPERATIONS
 Net investment income (loss)(1).............................      0.01         0.06         0.01        (0.04)          --
 Net realized and unrealized gain (loss) on investments......     (2.68)       (0.15)        1.66         4.58        (1.24)
                                                                -------    ---------      -------      -------      -------
 Total from investment operations............................     (2.67)       (0.09)        1.67         4.54        (1.24)
                                                                -------    ---------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income........................     (0.05)       (0.01)          --           --           --
 Distributions from net realized gains on investments........     (0.05)       (5.85)       (0.86)       (1.21)          --
                                                                -------    ---------      -------      -------      -------
 Total distributions.........................................     (0.10)       (5.86)       (0.86)       (1.21)          --
                                                                -------    ---------      -------      -------      -------
NET ASSET VALUE .............................................
 End of year.................................................  $   8.51    $   11.28    $   17.23     $  16.42     $  13.09
                                                               ========    =========    =========     ========     ========
TOTAL RETURN(2)..............................................    (23.72)%       1.57%       10.08%       36.71%       (8.65)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)...................  $221,015    $ 276,788    $ 367,278     $373,638     $268,330
 Ratios of expenses to average net assets:
  Before repayments/reimbursements and directed
     brokerage arrangements..................................      0.76%        0.77%        0.84%        0.87%        0.87%
  After repayments/reimbursements and before directed
     brokerage arrangements..................................      0.76%        0.77%        0.84%        0.87%        0.87%(3)
  After repayments/reimbursements and directed
     brokerage arrangements....... ..........................      0.76%        0.74%        0.81%        0.83%        0.86%
 Ratios of net investment income to average net assets:
  Before repayments/reimbursements and directed
     brokerage arrangements..................................      0.24%        0.41%        0.01%       (0.36)%      (0.23)%
  After repayments/reimbursements and directed
     brokerage arrangements..................................      0.24%        0.44%        0.04%       (0.32)%      (0.22)%
 Portfolio turnover rate.....................................     52.35%       94.86%      154.61%      113.01%       138.02%

-------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) Unaudited.

    The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS
 CitiStreet Funds, Inc.

                                                      Small Company Stock Fund--R Shares
                                                      ----------------------------------
                                                               For the period
                                                              October 1, 2002
                                                         (commencement of operations)
                                                             to December 31, 2002
                                                      ----------------------------------
NET ASSET VALUE
  Beginning of period.............................                  $8.19
                                                                    -----
OPERATIONS
  Net investment income(1)........................                   0.01
  Net realized and unrealized gain on
    investments...................................                   0.30
                                                                    -----
  Total from investment operations................                   0.31
                                                                    -----
NET ASSET VALUE
  End of year.....................................                  $8.50
                                                                    =====
TOTAL RETURN(2)...................................                   3.79%(4)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted).......                  $   1
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
     brokerage arrangements.......................                   1.11%(3)
    After repayments/reimbursements and before
     directed brokerage arrangements..............                   1.11%(3)
    After repayments/reimbursements and directed
     brokerage arrangements.......................                   1.11%(3)
  Ratios of net investment income to average net
    assets:
    Before repayments/reimbursements and directed
     brokerage arrangements.......................                   0.20%(3)
    After repayments/reimbursements and directed
     brokerage arrangements.......................                   0.20%(3)
  Portfolio turnover rate.........................                  52.35%(5)

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period.

(3) Annualized.

(4) Not annualized.

(5) Represents portfolio turnover for the fund for the entire year.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc.

                                                                        Large Company Stock Fund--I Shares
                                                           -------------------------------------------------------------
                                                                              Year ended December 31,
                                                           -------------------------------------------------------------
                                                             2002         2001         2000         1999         1998
                                                           ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE
  Beginning of year....................................    $  10.95     $  13.98     $  17.61     $  20.61     $  19.93
                                                           --------     --------     --------     --------     --------
OPERATIONS
  Net investment income(1).............................        0.07         0.05         0.11         0.22         0.26
  Net realized and unrealized gain (loss) on
    investments........................................       (2.57)       (2.26)       (2.66)       (0.06)        2.82
                                                           --------     --------     --------     --------     --------
  Total from investment operations.....................       (2.50)       (2.21)       (2.55)        0.16         3.08
                                                           --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.................       (0.06)       (0.10)       (0.20)       (0.27)          --
  Distributions from net realized gains on
    investments........................................          --        (0.72)       (0.88)       (2.89)       (2.40)
                                                           --------     --------     --------     --------     --------
  Total distributions..................................       (0.06)       (0.82)       (1.08)       (3.16)       (2.40)
                                                           --------     --------     --------     --------     --------
NET ASSET VALUE
  End of year..........................................    $   8.39     $  10.95     $  13.98     $  17.61     $  20.61
                                                           ========     ========     ========     ========     ========
TOTAL RETURN(2)........................................      (22.84)%     (15.74)%     (14.96)%      (0.28)%      15.54%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted)............    $432,891     $472,712     $442,439     $470,417     $472,953
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
      brokerage arrangements...........................        0.70%        0.69%        0.68%        0.64%        0.65%
    After repayments/reimbursements and before directed
      brokerage arrangements...........................        0.70%        0.69%        0.68%        0.64%        0.65%(3)
    After repayments/reimbursements and directed
      brokerage arrangements...........................        0.67%        0.68%        0.65%        0.62%        0.61%
  Ratios of net investment income to average net
    assets:
    Before repayments/reimbursements and directed
      brokerage arrangements...........................        0.85%        0.67%        0.83%        1.17%        1.30%
    After repayments/reimbursements and directed
      brokerage arrangements...........................        0.88%        0.68%        0.86%        1.19%        1.34%
  Portfolio turnover rate..............................       60.04%       71.67%      157.89%       56.15%       51.52%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) Unaudited.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc.

                                                           Large Company Stock Fund--R Shares
                                                                     For the period
                                                                    October 1, 2002
                                                              (commencement of operations)
                                                                  to December 31, 2002
                                                           ----------------------------------
NET ASSET VALUE
  Beginning of period..................................                 $ 7.76
                                                                        ------
OPERATIONS
  Net investment income(1).............................                   0.01
  Net realized and unrealized gain on investments......                   0.61
                                                                         -----
  Total from investment operations.....................                   0.62
                                                                         -----
NET ASSET VALUE
  End of year..........................................                 $ 8.38
                                                                        ======
TOTAL RETURN(2)........................................                   7.99%(4)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted)............                 $    2
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
     brokerage arrangements............................                   1.05%(3)
    After repayments/reimbursements and before directed
     brokerage arrangements............................                   1.05%(3)
    After repayments/reimbursements and directed
     brokerage arrangements............................                   1.05%(3)
  Ratios of net investment income to average net
    assets:
    Before repayments/reimbursements and directed
     brokerage arrangements............................                   0.59%(3)
    After repayments/reimbursements and directed
     brokerage arrangements............................                   0.59%(3)
  Portfolio turnover rate..............................                  60.04%(5)

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period.

(3) Annualized.

(4) Not annualized.

(5) Represents portfolio turnover for the fund for the entire year.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc.

                                                               Diversified Bond Fund--I Shares
                                                 ------------------------------------------------------------
                                                                   Year ended December 31,
                                                 ------------------------------------------------------------
                                                   2002            2001(4)(5)          2000(5)     1999(5)       1998(5)
                                                 --------          ----------          --------    --------      --------
NET ASSET VALUE
  Beginning of year..........................    $  11.06           $  10.74           $  10.18    $  11.49      $  10.74
                                                 --------           --------           --------    --------      --------
OPERATIONS
  Net investment income(1)...................        0.52(dagger)       0.57(dagger)      0.71        0.65          0.66
  Net realized and unrealized gain (loss) on
    investments..............................        0.45               0.16               0.49       (0.98)         0.31
                                                 --------           --------           --------    --------      --------
  Total from investment operations...........        0.97               0.73               1.20       (0.33)         0.97
                                                 --------           --------           --------    --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.......       (0.47)             (0.41)             (0.64)      (0.67)        (0.01)
  Distributions from net realized gains on
    investments..............................          --                 --                 --       (0.31)        (0.21)
                                                 --------           --------           --------    --------      --------
  Total distributions........................       (0.47)             (0.41)             (0.64)      (0.98)        (0.22)
                                                 --------           --------           --------    --------      --------
NET ASSET VALUE
  End of year................................    $  11.56           $  11.06           $  10.74    $  10.18      $  11.49
                                                 ========           ========           ========    ========      ========
TOTAL RETURN(2)..............................        8.97%              6.86%             12.35%      (2.74)%        9.04%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's
    omitted).................................    $628,639           $531,202           $284,479    $254,368      $254,365
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements........        0.56%              0.65%              0.62%       0.60%         0.60%
    After repayments/reimbursements and
      before directed brokerage
      arrangements...........................        0.56%              0.65%              0.62%       0.60%         0.60%(3)
    After repayments/reimbursements and
      directed brokerage arrangements........        0.56%              0.65%              0.62%       0.60%         0.60%
  Ratios of net investment income to average
    net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements........        4.61%              5.18%              7.14%       6.41%         5.96%
    After repayments/reimbursements and
      directed brokerage arrangements........        4.61%              5.18%              7.14%       6.41%         5.96%
  Portfolio turnover rate....................      211.37%            341.70%            163.11%      81.29%       224.48%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.

(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3)      Unaudited.

(4) The Fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(5)      Financial information prior to April 27, 2001 is that of Long-Term Bond
         Fund.

(dagger) Calculated using average share method.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc.

                                                 Diversified Bond Fund--R Shares
                                                         For the period
                                                        October 1, 2002
                                                  (commencement of operations)
                                                      to December 31, 2002
                                                 -------------------------------
NET ASSET VALUE
  Beginning of period........................               $ 11.32
                                                            -------
OPERATIONS
  Net investment income(1)...................                  0.11(dagger)
  Net realized and unrealized gain on
    investments..............................                  0.12
                                                             ------
  Total from investment operations...........                  0.23
                                                             ------
NET ASSET VALUE
  End of year................................               $ 11.55
                                                            =======
TOTAL RETURN(2)..............................                  2.03%(4)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's
    omitted).................................               $     2
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
     directed brokerage arrangements.........                  0.91%(3)
    After repayments/reimbursements and
     before directed brokerage
     arrangements............................                  0.91%(3)
    After repayments/reimbursements and
     directed brokerage arrangements.........                  0.91%(3)
  Ratios of net investment income to average
    net assets:
    Before repayments/reimbursements and
     directed brokerage arrangements.........                  3.94%(3)
    After repayments/reimbursements and
     directed brokerage arrangements.........                  3.94%(3)
  Portfolio turnover rate....................                211.37%(5)

--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayment and directed brokerage arrangements.

(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period.

(3)      Annualized.

(4)      Not Annualized.

(5)      Represents portfolio turnover for the fund for the entire year.

(daager) Calculated using average share method.

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2002

Shares                                                      Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%
ADVERTISING -- 1.0%
   432,414  WPP Group Plc...........................  $       3,303,211
                                                      -----------------
AEROSPACE & DEFENSE -- 0.2%
   259,735  British Aerospace Plc...................            518,509
                                                      -----------------
AIRLINES -- 0.3%
    23,931  Ryanair Holdings Plc*...................            937,138
                                                      -----------------
AUTOMOTIVE -- 5.2%
    56,231  Bayerische Motoren Werke AG.............          1,708,208
    29,117  DaimlerChrysler AG......................            890,640
   173,000  Honda Motor Co., Ltd....................          6,399,841
   235,900  Toyota Motor Corp.......................          6,341,299
   223,251  Wolseley Plc............................          1,874,326
                                                      -----------------
                                                             17,214,314
                                                      -----------------
BANKING -- 15.0%
   136,879  ABN AMRO Holdings.......................          2,237,794
    14,130  Acom Co., Ltd...........................            464,371
   194,285  Australia & New Zealand Banking Group
            Ltd.....................................          1,898,126
   226,286  Banco Bilbao Vizcaya Argentria SA.......          2,165,557
   266,887  Banco de Santander......................          1,831,565
   740,397  Barclay's Plc...........................          4,589,055
   131,872  BNP Paribas SA..........................          5,373,243
   216,000  Chiba Bank Ltd. (The)...................            688,025
    20,836  Credit Suisse Group*....................            452,075
    26,951  Deutsche Bank AG........................          1,241,527
   668,777  HSBC Holdings Plc.......................          7,391,323
 1,135,684  Lloyds TSB Group Plc....................          8,154,438
       365  Mitsubishi Tokyo Financial Group,
            Inc.....................................          1,983,862
    58,265  National Australia Bank Ltd.............          1,041,685
    33,541  Royal Bank of Scotland Group Plc........            803,485
   115,297  UBS AG - Registered*....................          5,603,537
   586,239  UniCredito Italiano SpA.................          2,343,784
    91,000  United Overseas Bank Ltd................            619,073
   123,786  Westpac Banking Corp....................            958,425
                                                      -----------------
                                                             49,840,950
                                                      -----------------
BEVERAGES, FOOD & TOBACCO -- 8.8%
   133,897  British American Tobacco Plc............          1,337,551
   188,566  Cadbury Schweppes Plc...................          1,174,823
   185,847  Compass Group Plc.......................            987,349
   613,681  Diageo Plc..............................          6,668,749
   230,288  Foster's Group Ltd......................            583,527
    51,045  Heineken NV.............................          1,992,567
    51,753  Nestle SA...............................         10,966,725
    42,291  Unilever NV.............................          2,598,317
   290,384  Unilever Plc............................          2,762,859
                                                      -----------------
                                                             29,072,467
                                                      -----------------
BUILDING MATERIALS -- 0.3%
    13,406  Lafarge SA..............................          1,010,044
                                                      -----------------
CHEMICALS -- 1.8%
    54,152  Bayer AG................................          1,136,477
   118,017  BOC Group Plc...........................          1,687,159
    73,000  Fuji Photo Film.........................          2,380,632
   231,000  Sumitomo Chemical Co., Ltd..............            912,935
                                                      -----------------
                                                              6,117,203
                                                      -----------------
COMMERCIAL SERVICES -- 0.9%
   827,574  Hays Plc................................          1,235,733
   500,000  Li & Fung Ltd...........................            474,450
   338,501  Rentokil Initial Plc....................          1,198,903
                                                      -----------------
                                                              2,909,086
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
COMMUNICATIONS -- 4.3%
 1,114,400  Ericsson LM - B*........................  $         780,191
   247,685  Telecom Italia SpA......................          1,879,112
 6,337,880  Vodafone Group Plc......................         11,555,223
                                                      -----------------
                                                             14,214,526
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 0.4%
    17,699  SAP AG..................................          1,387,350
                                                      -----------------
ELECTRIC UTILITIES -- 2.1%
    79,899  Endesa SA...............................            934,834
   116,500  Hong Kong Electric Holdings Ltd.........            440,696
   101,400  Tohoku Electric Power Co., Inc..........          1,492,760
   100,707  Veba AG.................................          4,057,958
                                                      -----------------
                                                              6,926,248
                                                      -----------------
ELECTRICAL EQUIPMENT -- 1.0%
    60,000  Advantest Corp..........................          2,689,812
   105,000  Sumitomo Electric Industries Ltd........            680,421
                                                      -----------------
                                                              3,370,233
                                                      -----------------
ELECTRONICS -- 5.6%
   153,681  ASM Lithography Holding NV*.............          1,283,667
    69,660  Celestica, Inc.*........................            982,206
   194,400  Flextronics International Ltd.*.........          1,592,136
   243,932  Koninklijke (Royal) Philips Electronics
            NV......................................          4,274,664
    13,500  Kyocera Corp............................            786,087
    13,900  Rohm Co., Ltd...........................          1,769,856
   182,858  Smiths Group Plc........................          2,047,443
   142,900  Sony Corp...............................          5,972,734
                                                      -----------------
                                                             18,708,793
                                                      -----------------
ENTERTAINMENT & LEISURE -- 0.7%
   210,900  Hilton Group Plc........................            567,005
    12,300  Nintendo Co., Ltd.......................          1,149,464
   106,257  P & O Princess Cruises Plc..............            737,285
                                                      -----------------
                                                              2,453,754
                                                      -----------------
FINANCIAL SERVICES -- 1.0%
    49,404  3i Group Plc............................            441,419
   273,289  Amvescap Plc............................          1,751,072
    32,400  Promise Co., Ltd........................          1,154,901
                                                      -----------------
                                                              3,347,392
                                                      -----------------
FOOD RETAILERS -- 2.1%
    14,281  Carrefour SA............................            635,842
   104,458  Koninklijke Ahold NV....................          1,326,303
 1,602,190  Tesco Plc...............................          5,003,960
                                                      -----------------
                                                              6,966,105
                                                      -----------------
HEAVY CONSTRUCTION -- 0.2%
     5,663  SMC Corp................................            531,607
                                                      -----------------
HEAVY MACHINERY -- 0.5%
   144,912  CRH Plc.................................          1,794,329
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 1.1%
   379,178  Hanson Plc..............................          1,684,802
    82,000  Matsushita Electric Works Ltd...........            507,186
    62,161  Vivendi Environnement...................          1,449,371
                                                      -----------------
                                                              3,641,359
                                                      -----------------
INSURANCE -- 6.1%
    67,942  Alleanza Assicurazioni..................            514,742
    35,448  Allianz AG..............................          3,351,456
   305,725  Axa.....................................          4,103,166
   327,624  Ing Groep NV............................          5,548,771
   295,127  Legal & General Group Plc...............            456,119
   183,000  Mitsui Sumitomo Insurance Co., Ltd......            841,983

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / December 31,
2002 (continued)
-----------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------------
   176,304  Prudential Corp.........................  $       1,246,029
    65,174  Swiss Reinsurance.......................          4,275,193
                                                      -----------------
                                                             20,337,459
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.2%
   101,223  Elsevier NV.............................          1,237,431
    36,078  Lagardere SCA...........................          1,465,488
   111,568  News Corp., Ltd.........................            721,220
   154,511  Pearson Plc.............................          1,429,057
   229,957  Reed Elsevier Plc.......................          1,969,513
    19,957  VNU NV..................................            520,401
                                                      -----------------
                                                              7,343,110
                                                      -----------------
MEDICAL SUPPLIES -- 3.3%
    62,100  Hoya Corp...............................          4,348,621
   156,600  Takeda Chemical Industries Ltd..........          6,545,348
                                                      -----------------
                                                             10,893,969
                                                      -----------------
METALS -- 1.3%
   216,649  Arcelor*................................          2,664,414
   310,525  Broken Hill Proprietary Co..............          1,774,806
                                                      -----------------
                                                              4,439,220
                                                      -----------------
MINING -- 0.7%
   196,713  BHP Billiton Plc........................          1,050,605
    62,118  Rio Tinto Plc...........................          1,240,049
                                                      -----------------
                                                              2,290,654
                                                      -----------------
OFFICE EQUIPMENT -- 2.8%
   247,000  Canon...................................          9,303,872
                                                      -----------------
OIL & GAS -- 10.2%
 1,160,509  BP Plc..................................          7,977,687
   958,716  Centrica Plc............................          2,639,249
    89,644  Encana Corp.............................          2,771,371
   368,775  ENI SpA.................................          5,862,601
 4,449,094  PetroChina Co., Ltd.....................            884,480
    62,200  Precision Drilling Corp. - A*...........          2,011,912
   431,820  Shell Transport & Trading...............          2,843,319
    62,347  Total Fina Elf SA.......................          8,904,112
                                                      -----------------
                                                             33,894,731
                                                      -----------------
PHARMACEUTICALS -- 9.4%
    38,915  AstraZeneca Group Plc...................          1,390,814
    76,810  Aventis SA..............................          4,175,077
   227,648  Celltech Group Plc*.....................          1,264,402
   342,636  GlaxoSmithKline Plc.....................          6,575,185
   233,066  Novartis AG.............................          8,503,809
    30,320  Novo Nordisk AS.........................            875,975
    28,727  Roche Holding AG........................          2,001,778
    73,837  Sanofi-Synthelabo SA....................          4,513,228
    67,000  Shionogi & Co., Ltd.....................            947,380
   134,038  Shire Pharmaceuticals Group Plc*........            857,763
                                                      -----------------
                                                             31,105,411
                                                      -----------------
REAL ESTATE -- 0.5%
   146,624  Cheung Kong (Holdings) Ltd..............            954,200
   108,680  Sun Hung Kai Properties Ltd.............            643,853
                                                      -----------------
                                                              1,598,053
                                                      -----------------
RETAILERS -- 0.9%
    23,000  AEON Co., Ltd...........................            544,619
    52,410  Boots Co. Plc...........................            494,436
   126,321  Kingfisher Plc..........................            452,482
    54,000  Seven-Eleven Japan Co., Ltd.............          1,647,259
                                                      -----------------
                                                              3,138,796
                                                      -----------------
TELEPHONE SYSTEMS -- 5.3%
       428  Nippon Telegraph & Telephone Corp.......          1,554,461
   320,825  Nokia Oyj...............................          5,100,315
     2,217  NTT DoCoMo..............................          4,091,370

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / December 31,
2002 (continued)

       Shares                                                    Value
--------------------------------------------------------------------------------
   699,158  Singapore Telecommunications Ltd........        $   499,828
   718,824  Telefonica SA*..........................          6,434,122
                                                            -----------
                                                             17,680,096
                                                            -----------
TEXTILES, CLOTHING &
 FABRICS -- 0.5%
    16,939  Gucci Group NV..........................          1,554,406
                                                            -----------
TRANSPORTATION -- 0.7%
   108,100  Denso Corp..............................          1,773,575
    37,347  TNT Post Group NV.......................            605,481
                                                            -----------
                                                              2,379,056
                                                            -----------
WATER AND SEWER -- 0.4%
    74,213  Suez SA.................................          1,288,048
                                                            -----------
TOTAL COMMON STOCKS
  (Cost $381,001,052)...............................        321,511,499
                                                            -----------
RIGHTS AND WARRANTS -- 0.0%
   171,600  TI Automotive Ltd.*.....................                  0
                                                            -----------
TOTAL RIGHTS AND WARRANTS
  (Cost $0).........................................                  0
                                                            -----------

Principal
Amount                                                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
Cash Equivalents -- 2.9%
$  606,460  American Express Centurion Bank
            1.380%, 01/27/03(a).....................            606,460

   295,633  Bank of Montreal
            1.320%, 01/30/03(a).....................            295,633

   788,398  Dreyfus Cash Management Plus
            Institutional Shares(a).................            788,398

 2,425,841  Merrill Lynch & Co. Repurchase Agreement
            1.350%, 01/02/03(a).....................          2,425,841

$3,032,301  Merrimac Cash Series
            Premium Class(a)........................       $  3,032,301

   303,230  Morgan Stanley Dean Witter & Co.
            1.390%, 05/07/03(a).....................            303,230

   303,230  National City Corp.
            1.240%, 01/23/03(a).....................            303,230

   303,230  Royal Bank of Scotland
            1.330%, 01/15/03(a).....................            303,230

 1,516,150  Royal Bank of Scotland
            1.780%, 01/21/03(a).....................          1,516,150
                                                           ------------
                                                              9,574,473
                                                           ------------
                                                              9,574,473
TOTAL SHORT-TERM INVESTMENTS
  (Cost $9,574,473).................................       ------------
                                                            331,085,972
TOTAL INVESTMENTS -- 99.7%
  (Cost $390,575,525)...............................       ------------
                                                                912,016
Other assets in excess of liabilities -- 0.3%              ------------
                                                           $331,997,988
TOTAL NET ASSETS -- 100.0%                                 ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*  -- Non income producing security.

(a)-- Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.

INVESTMENTS BY COUNTRY
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2002
(Unaudited)

                                                       Percentage of
COUNTRY                                                  Net Assets
--------------------------------------------------------------------------------
Great Britain                                             29.9%
Japan                                                     20.3
France                                                     9.9
Switzerland                                                9.6
Netherlands                                                7.0
Germany                                                    4.2
Spain                                                      3.4
United States                                              3.4
Italy                                                      3.2
Australia                                                  2.1
Canada                                                     1.7
Finland                                                    1.5
Hong Kong                                                  1.0
Ireland                                                    0.8
Luxembourg                                                 0.8
Singapore                                                  0.4
Denmark                                                    0.3
Sweden                                                     0.2
                                                          ----
 Total                                                    99.7%
                                                          ====

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 92.2%
ADVERTISING -- 0.4%
     2,500  Avenue A, Inc.*.........................       $           7,250
     2,126  Catalina Marketing Corp.*...............                  39,331
       200  Cross Media Marketing Corp.*............                     110
   136,400  DoubleClick, Inc.*......................                 772,024
     1,759  Getty Images, Inc.*.....................                  53,737
        38  Grey Global Group, Inc..................                  23,222
     1,063  Penton Media, Inc.*.....................                     723
     4,700  TMP Worldwide, Inc.*....................                  53,157
     3,900  ValueClick, Inc.*.......................                  10,881
                                                           -----------------
                                                                     960,435
                                                           -----------------
AEROSPACE & DEFENSE -- 0.2%
     1,205  AAR Corp................................                   6,206
     2,000  BE Aerospace, Inc.*.....................                   7,280
     5,500  BF Goodrich Co..........................                 100,760
       200  Ducommun, Inc.*.........................                   3,170
     1,817  Gencorp, Inc............................                  14,391
       683  Heico Corp..............................                   7,247
     1,292  Kaman Corp..............................                  14,212
       840  Moog, Inc. - Class A*...................                  26,074
     1,984  Orbital Sciences Corp.*.................                   8,372
     1,847  Teledyne Technologies, Inc.*............                  28,961
     2,001  Teleflex, Inc...........................                  85,823
       850  Triumph Group, Inc.*....................                  27,149
     1,200  United Defense Industries, Inc.*........                  27,960
       670  United Industrial Corp..................                  10,720
                                                           -----------------
                                                                     368,325
                                                           -----------------
AIRLINES -- 0.2%
     2,835  Airtran Holdings, Inc.*.................                  11,056
     1,363  Alaska Airgroup, Inc.*..................                  29,509
     8,900  AMR Corp.*..............................                  58,740
     2,201  Atlantic Coast Airlines Holdings,
            Inc.*........................................             26,478
       709  Atlas Air, Inc.*.............................              1,071
     3,401  Continental Airlines, Inc. - Class B*........             24,657
     7,100  Delta Air Lines, Inc.........................             85,910
     1,700  ExpressJet Holdings, Inc.*...................             17,425
     1,369  Frontier Airlines, Inc.*.....................              9,254
       450  JetBlue Airways Corp.*.......................             12,150
     1,488  Mesa Air Group, Inc.*........................              6,056
       709  Mesaba Holdings, Inc.*.......................              4,339
       496  Midwest Express Holdings*....................              2,654
     3,088  Northwest Airlines Corp.*....................             22,666
       100  Petroleum Helicopters, Inc.*.................              2,964
     3,026  Skywest, Inc.................................             39,550
     2,968  UAL Corp.*...................................              4,244
                                                           -----------------
                                                                     358,723
                                                           -----------------
APPAREL RETAILERS -- 2.1%
     4,900  Abercrombie & Fitch Co.*....................             100,254
    16,900  Aeropostale, Inc.*..........................             178,633
     2,494  AnnTaylor Stores Corp.*.....................              50,927
       142  Bebe Stores, Inc.*..........................               1,903
     1,006  Boyds Collection Ltd.*......................               6,690
       354  Buckle, Inc.*...............................               6,372
       850  Cato Corp...................................              18,351
       421  Charlotte Russe Holdings, Inc.*.............               4,467
     6,136  Charming Shoppes, Inc.*.....................              25,648
    33,250  Chico's FAS, Inc.*..........................             628,757
       550  Children's Place, Inc. (The)*...............               5,852
     1,355  Christopher & Banks Corp.*..................              28,116
    81,701  Claire's Stores, Inc........................           1,803,141
       164  Deb Shops, Inc..............................               3,642
     1,576  Dress Barn, Inc.*...........................              20,961
       834  Finish Line, Inc. (The) - Class A*..........               8,799

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
--------------------------------------------------------------------------------
       900  Goody's Family Clothing, Inc.*..........       $            3,996
     1,419  Gymboree Corp.*.........................                   22,505
    22,121  Pacific Sunwear of California, Inc.*....                  391,312
     1,192  Payless Shoesource, Inc.*...............                   61,352
     4,356  Ross Stores, Inc........................                  184,651
   148,100  Sports Authority, Inc. (The)*...........                1,036,700
     1,100  Stage Stores, Inc.*.....................                   23,144
     1,488  Stein Mart, Inc.*.......................                    9,077
     1,392  Talbots, Inc............................                   38,322
     1,947  Too, Inc.*..............................                   45,793
       406  Urban Outfitters, Inc.*.................                    9,569
       567  Wilsons The Leather Experts*............                    2,835
                                                            -----------------
                                                                    4,721,769
                                                            -----------------
AUTOMOTIVE -- 0.6%
       800  Advanced Auto Parts, Inc.*..............                   39,120
       400  Aftermarket Technology Corp.*...........                    5,800
     1,525  American Axle & Manufacturing Holdings,
            Inc.*...................................                   35,715
     3,924  Arvinmeritor, Inc.......................                   65,413
       100  Asbury Automotive Group, Inc.*..........                      841
     5,623  Autoliv, Inc............................                  117,689
       596  Bandag, Inc.............................                   23,053
     1,563  Borg-Warner Automotive, Inc.............                   78,806
     5,700  CarMax, Inc.*...........................                  101,916
       967  Coachmen Industries, Inc................                   15,279
     1,179  Collins & Aikman Corp.*.................                    5,247
     3,858  Copart, Inc.*...........................                   45,679
     8,500  Dana Corp...............................                   99,960
       796  Dura Automotive Systems, Inc.*..........                    7,992
     2,584  Federal Signal Corp.....................                   50,181
       909  Group 1 Automotive, Inc.*...............                   21,707
       283  IMPCO Technologies, Inc.*...............                    1,327
     2,372  JLG Industries, Inc.....................                   17,861
       600  Keystone Automotive Industries, Inc.*...                    9,012
     3,577  Lear Corp.*.............................                  119,043
       506  Lithia Motors, Inc. - Class A*..........                    7,939
     1,157  Monaco Coach Corp.*.....................                   19,148
       100  Monro Muffler, Inc.*....................                    1,690
       965  Myers Industries, Inc...................                   10,325
     3,222  Navistar International Corp.*...........                   78,327
       838  Oshkosh Truck Corp......................                   51,537
     2,372  Pep Boys (The) - Manny, Moe & Jack......                   27,515
     2,400  Raytech Corp.*..........................                   13,680
       934  Smith (A.O.) Corp.......................                   25,227
     1,463  Sonic Automotive, Inc.*.................                   21,755
       530  Spartan Motors, Inc.....................                    6,031
       564  Standard Motor Products, Inc............                    7,332
       200  Strattec Security Corp.*................                    9,588
     1,250  Superior Industries International,
            Inc.....................................                   51,700
       876  TBC Corp.*..............................                   10,521
     2,200  Tenneco Automotive, Inc.*...............                    8,888
       850  Thor Industries, Inc....................                   29,265
       983  United Auto Group, Inc.*................                   12,258
     7,524  Visteon Corp............................                   52,367
     1,480  Wabash National Corp.*..................                   12,402
                                                            -----------------
                                                                    1,319,136
                                                            -----------------
BANKING -- 6.7%
       500  ABC Bancorp.............................                    6,475
     1,000  Advanta Corp. - Class B.................                    9,390



    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                          Value
--------------------------------------------------------------------------------
       554  Alabama National Bancorp................       $           24,099
       700  Allegiant Bancorp, Inc..................                   12,760
     1,276  Amcore Financial, Inc...................                   27,689
     2,205  American Capital Strategies Ltd.........                   47,606
     1,376  American Financial Holdings, Inc........                   41,115
       300  American National Bankshares, Inc.......                    7,800
     8,400  AmeriCredit Corp.*......................                   65,016
     1,250  Anchor Bancorp Wisconsin, Inc...........                   25,937
       330  Arrow Financial Corp....................                   10,154
     4,369  Associated Banc-Corp....................                  148,284
     4,668  Astoria Financial Corp..................                  126,736
       700  Banc Corp. (The)........................                    5,432
     4,621  Bancorpsouth, Inc.......................                   89,740
       600  Bank Mutual Corp........................                   13,878
       797  Bank of Granite Corp....................                   13,947
     3,744  Bank of Hawaii Corp.....................                  113,780
       200  Bank of the Ozarks, Inc.................                    4,688
     2,292  BankAtlantic Bancorp, Inc...............                   21,659
    27,900  Banknorth Group, Inc....................                  630,540
     1,113  BankUnited Financial Corp. -
            Class A*................................                   18,008
       549  Banner Corp.............................                   10,290
     3,605  Bay View Capital Corp.*.................                   20,729
       300  Berkshire Hills Bancorp, Inc............                    7,065
    19,528  Boston Private Financial Holdings,
            Inc.....................................                  387,826
       100  BostonFed Bancorp, Inc..................                    2,670
     3,250  Brookline Bancorp, Inc..................                   38,675
       200  Bryn Mawr Bank Corp.....................                    7,326
       425  BSB Bancorp, Inc........................                    8,912
       200  California First National Bancorp.......                    2,560
       500  Camden National Corp....................                   12,100
       483  Capital City Bank Group, Inc............                   18,929
       400  Capitol Bancorp Ltd.....................                    9,280
       750  Cascade Bancorp.........................                   10,365
       850  Cathay Bancorp, Inc.....................                   32,291
       110  CB Bancshares, Inc......................                    4,677
       385  CCBT Financial Cos., Inc................                    9,887
       481  Central Coast Bancorp*..................                    9,505
       100  Century Bancorp, Inc. - Class A.........                    2,652
       834  CFS Bancorp, Inc........................                   11,926
       300  Charter Financial Corp..................                    9,324
    10,985  Charter One Financial, Inc..............                  315,599
     1,251  Chemical Financial Corp.................                   40,220
     1,595  Chittenden Corp.........................                   40,641
     2,426  Citizens Banking Corp...................                   60,116
       500  Citizens First Bancorp, Inc.............                   10,529
       834  City Holding Co.........................                   23,569
    14,243  City National Corp......................                  626,550
       425  CityBank (Lynwood, WA)..................                   10,519
       164  Coastal Bancorp, Inc....................                    5,305
       500  Coastal Financial Corp..................                    6,820
       300  CoBiz, Inc..............................                    4,455
     6,907  Colonial Bancgroup, Inc.................                   82,401
       300  Columbia Bancorp........................                    6,609
       721  Columbia Banking System, Inc.*..........                    9,092
    27,834  Commerce Bancorp, Inc...................                1,202,150
     3,495  Commerce Bancshares, Inc................                  137,319
     2,651  Commercial Federal Corp.................                   61,901
       449  Commonwealth Bancorp, Inc...............                   20,820
       585  Community Bank System, Inc..............                   18,340
       404  Community Banks, Inc....................                   11,191
       603  Community Trust Bancorp, Inc............                   15,159

    The accompanying notes are an integral part of the financial statements.

 PORTFOLIO OF INVESTMENTS
 CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
 2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       567  CompuCredit Corp.*......................  $           4,009
       549  Connecticut Bancshares, Inc.............             21,109
       496  Corus Bankshares, Inc...................             21,655
       766  CPB, Inc................................             21,027
     2,939  Cullen/Frost Bankers, Inc...............             96,105
     1,455  CVB Financial Corp......................             37,001
     1,275  Dime Community Bancshares...............             24,416
     1,221  Downey Financial Corp...................             47,619
       800  Euronet Services, Inc.*.................              6,008
       625  F&M Bancorp.............................             20,000
     2,340  F.N.B. Corp.............................             64,397
       413  Farmers Capital Bank Corp...............             13,732
       743  Fidelity Bankshares, Inc................             13,300
       596  Financial Federal Corp.*................             14,977
       428  Financial Institutions, Inc.............             12,566
       285  First Bancorp, North Carolina...........              6,700
     1,981  First BanCorp. (Puerto Rico)............             44,771
       425  First Busey Corp. - Class A.............              9,800
     1,788  First Charter Corp......................             32,202
       383  First Citizens Bancshares...............             36,998
     3,293  First Commonwealth Financial Corp.......             37,869
       600  First Community Bancorp, California.....             19,759
       440  First Community Bancshares, Inc.........             13,534
       300  First Defiance Financial Corp...........              5,670
       306  First Essex Bancorp, Inc................             10,220
     1,038  First Federal Capital Corp..............             20,043
     2,037  First Financial Bancorp.................             33,388
       620  First Financial Bankshares, Inc.........             23,560
       383  First Financial Corp....................             18,625
       767  First Financial Holdings, Inc...........             18,991
       531  First Indiana Corp......................              9,829
       861  First Merchants Corp....................             19,622
     2,778  First Midwest Bancorp, Inc..............             74,200
       440  First National Corp.....................             10,560
       450  First Niagara Financial Group, Inc......             11,754
       300  First Oak Brook Bancshares..............              9,426
       150  First of Long Island Corp. (The)........              5,475
       749  First Place Financial Corp..............             12,456
       570  First Republic Bank*....................             11,394
     1,417  First Sentinel Bancorp, Inc.............             20,391
       200  First South Bancorp, Inc................              7,116
       200  First State Bancorp.....................              4,960
     3,932  First Virginia Banks, Inc...............            146,388
       400  Firstfed America Bancorp, Inc...........              9,940
       980  Firstfed Financial Corp.*...............             28,371
     4,885  FirstMerit Corp.........................            105,809
       744  Flagstar Bancorp, Inc...................             16,070
       609  Flushing Financial Corp.................              9,974
       300  FNB Corp................................              7,119
       850  Frontier Financial Corp.................             21,743
       471  German American Bancorp.................              7,324
    14,249  Glacier Bancorp, Inc....................            335,706
     1,876  Gold Banc Corp., Inc....................             18,612
       300  Granite State Bankshares, Inc...........             13,107
       285  Great Southern Bancorp, Inc.............             10,474
       500  Hanmi Financial Corp.*..................              8,330
     1,186  Harbor Florida Bancshares, Inc..........             26,709
     1,089  Harleysville National Corp..............             28,891
       300  Hawthorne Financial Corp.*..............              8,562

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     8,858  Hibernia Corp...........................  $         170,605
       791  Hudson River Bancorp, Inc...............             19,577
     2,640  Hudson United Bancorp...................             82,104
       600  Humboldt Bancorp........................              6,180
       285  Iberiabank Corp.........................             11,446
     2,877  Independence Community Bank.............             73,018
       596  Independent Bank Corp., Massachusetts...             13,589
       604  Independent Bank Corp., Michigan........             18,277
       980  Integra Bank Corp.......................             17,464
       450  Interchange Financial Services Corp.....              7,245
     1,307  International Bancshares Corp...........             51,561
     3,734  Investors Financial Services Corp.......            102,274
       300  ITLA Capital Corp.*.....................              9,969
       661  Lakeland Bancorp, Inc...................             11,812
       300  Lakeland Financial Corp.................              7,035
    32,898  Local Financial Corp.*..................            481,956
       400  Macatawa Bank Corp......................              7,940
       464  Main Streets Banks, Inc.................              8,909
       100  MASSBANK Corp...........................              2,830
       785  MB Financial, Inc.......................             27,310
     1,200  MCG Capital Corp........................             12,924
    24,989  Mercantile Bankshares Corp.(a)..........            964,326
       100  Merchants Bancshares, Inc...............              2,254
    77,464  Metris Companies, Inc...................            191,336
       577  Midwest Banc Holdings, Inc..............             10,934
       100  Nara Bancorp, Inc.......................              2,066
       200  NASB Financial, Inc.....................              4,600
     1,095  National Penn Bancshares, Inc...........             29,072
       400  NBC Capital Corp........................             10,080
     1,705  NBT Bancorp, Inc........................             29,104
    41,092  Net.B@nk, Inc.*.........................            397,771
    20,446  New York Community Bancorp, Inc.........            590,480
     9,153  Northrim BanCorp, Inc...................            123,565
       638  Northwest Bancorp, Inc..................              9,436
       606  Oceanfirst Financial Corp...............             13,605
     2,268  Ocwen Financial Corp.*..................              6,350
     3,498  Old National Bancorp....................             85,001
       380  Old Second Bancorp, Inc.................             14,060
       425  Omega Financial Corp....................             15,236
       545  Oriental Financial Group, Inc...........             13,396
       796  Pacific Northwest.......................             19,900
       600  Pacific Union Bank*.....................              6,906
       709  Park National Corp......................             70,049
       300  Parkvale Financial Corp.................              6,918
       400  Partners Trust Financial Group, Inc.....              6,368
       400  Peapack-Gladstone Financial Corp........             13,700
       385  PennFed Financial Services, Inc.........             10,453
       440  PennRock Financial Services Corp........             12,210
       410  Peoples Bancorp, Inc....................             10,496
     1,405  Peoples Bank Bridgeport.................             35,406
       567  PFF Bancorp, Inc........................             17,719
       364  Port Financial Corp.....................             16,242
       300  PrivateBancorp, Inc.....................             11,358
       600  Prosperity Bancshares, Inc..............             11,400
       143  Provident Bancorp, Inc..................              4,440
     1,340  Provident Bankshares Corp...............             30,969
     2,392  Provident Financial Group, Inc..........             62,264
    15,100  Providian Financial Corp.*..............             97,999
       330  Quaker City Bancorp, Inc.*..............             10,867

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       600  Republic Bancorp, Inc. - Class A........  $           6,762
       385  Republic Bancshares, Inc.*..............              7,565
       921  Riggs National Corp.....................             14,266
     4,339  Roslyn Bancorp, Inc.....................             78,232
       245  Royal Bancshares of Pennsylvania, Inc. -
            Class A.................................              5,243
     1,476  S & T Bancorp, Inc......................             36,975
       787  Sandy Spring Bancorp, Inc...............             24,790
       389  Santander Bancorp.......................              5,057
       429  Seacoast Banking Corp. of Florida.......              8,082
     1,276  Seacoast Financial Services Corp........             25,534
       428  Second Bancorp, Inc.....................             11,342
     2,584  Silicon Valley Bancshares*..............             47,158
       406  Simmons First National Corp.............             14,880
     4,264  Sky Financial Group, Inc................             84,896
    26,234  South Financial Group, Inc. (The).......            541,994
     1,588  Southwest Bancorp of Texas*.............             45,750
       300  Southwest Bancorp, Inc..................              7,728
       406  St. Francis Capital Corp................              9,509
       405  State Bancorp, Inc......................              7,290
     3,002  Staten Island Bancorp, Inc..............             60,460
       564  Sterling Bancorp, New York..............             14,844
    46,064  Sterling Bancshares, Inc................            562,902
       886  Sterling Financial Corp.,
            Pennsylvania............................             20,954
       700  Sterling Financial Corp., Washington*...             13,174
       213  Student Loan Corp.......................             20,831
       570  Suffolk Bancorp.........................             18,023
       400  Summit Bancshares, Inc..................              7,800
       100  Sun Bancorp, Inc. (New Jersey)*.........  $           1,330
       100  Sun Bancorp, Inc. (Texas)...............              1,826
       400  Superior Financial Corp.................              7,348
     2,201  Susquehanna Bancshares, Inc.............             45,871
       285  SY Bancorp, Inc.........................             10,573
     1,203  Texas Regional Bancshares, Inc..........             42,756
       385  Tompkins Trustco, Inc...................             16,978
       300  TriCo Bancshares........................              7,380
       456  Troy Financial Corp.....................             12,303
     1,038  Trust Company of New Jersey.............             28,889
     3,898  Trustco Bank Corp.......................             42,020
     2,455  Trustmark Corp..........................             58,429
    16,450  UCBH Holdings, Inc......................            698,302
       954  UMB Financial Corp......................             36,501
     1,849  Umpqua Holdings Corp....................             33,744
       400  Union Bankshares Corp...................             10,900
     2,017  United Bankshares, Inc..................             58,616
     1,000  United Community Banks, Inc.............             24,370
     1,976  United Community Financial..............             17,092
       970  United National Bancorp, New Jersey.....             22,358
     2,484  Unitrin, Inc............................             72,582
     1,330  Unizan Financial Corp...................             26,267
       767  USB Holding Co., Inc....................             13,576
     5,411  Valley National Bancorp.................            142,688
       400  Virginia Financial Group, Inc...........             11,920
     2,425  W Holding Company, Inc..................             39,794
       200  Warwick Community Bancorp, Inc..........              5,666
     3,666  Washington Federal, Inc.................             91,100

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       649  Washington Trust Bancorp, Inc...........  $          12,675
     2,164  Waypoint Financial Corp.................             38,519
     2,768  Webster Financial Corp..................             96,326
     1,250  Wesbanco, Inc...........................             29,237
       813  West Coast Bancorp......................             12,317
    13,330  Westamerica Bancorp.....................            535,599
       660  Westcorp................................             13,860
       100  Westfield Financial, Inc................              1,550
     2,307  Whitney Holding Corp....................             76,892
       200  Willow Grove Bancorp, Inc...............              2,780
     3,734  Wilmington Trust Corp...................            118,293
       809  Wintrust Financial Corp.................             25,338
       406  WSFS Financial Corp.....................             13,386
       300  Yardville National Bancorp..............              5,172
                                                      -----------------
                                                             14,918,915
                                                      -----------------
BEVERAGES, FOOD &
 TOBACCO -- 1.2%
     1,559  Adolph Coors Co.........................             95,489
       921  American Italian Pasta Co.*.............             33,138
       850  Aurora Foods, Inc.*.....................                663
     1,930  Bob Evans Farms, Inc....................             45,065
       549  Boston Beer Co., Inc. - Class A*........              7,851
       200  Bridgeford Foods Corp...................              2,242
    11,900  Bunge Ltd...............................            286,314
     1,559  Cadiz, Inc.*............................                857
     2,100  Chiquita Brands International, Inc.*....             27,846
        71  Coca-Cola Bottling Co. Consolidated.....              4,580
     4,234  Constellation Brands, Inc.*.............            100,388
     1,959  Corn Products International, Inc........             59,025
     5,006  Dean Foods Co.*.........................            185,723
    10,241  Del Monte Foods Co.*....................             78,856
     1,009  Dreyers Grand Ice Cream, Inc............             71,599
        50  Farmer Brothers Co......................             15,450
     2,501  Fleming Cos., Inc.......................             16,432
    23,124  Flowers Foods, Inc......................            451,149
       243  Green Mountain Coffee, Inc.*............              3,672
     1,222  Hain Celestial Group, Inc.*.............             18,574
     4,649  Hercules, Inc.*.........................             40,911
       500  Horizon Organic Holding Corp.*..........              8,095
     4,273  Hormel Foods Corp.......................             99,689
       938  International Multifoods Corp.*.........             19,876
     2,476  Interstate Bakeries.....................             37,759
       385  J&J Snack Foods Corp.*..................             13,748
     2,537  JM Smucker Co. (The)....................            100,998
     1,392  Lance, Inc..............................             16,480
        85  Maui Land & Pineapple Co.*..............              1,346
       800  Monterey Pasta Co.*.....................              3,000
       570  Nash-Finch Co...........................              4,406
        64  National Beverage Corp.*................                979
       600  Peet's Coffee & Tea, Inc.*..............              8,478
     4,829  PepsiAmericas, Inc......................             64,853
     2,359  Performance Food Group Co.*.............             80,109
       709  Pilgrim's Pride Corp....................              5,814
     1,668  Ralcorp Holdings, Inc.*.................             41,934
       396  Riviana Foods, Inc......................             10,700
       425  Robert Mondavi Corp. - Class A*.........             13,175
       264  Sanderson Farms, Inc....................              5,520
        19  Seaboard Corp...........................              4,560
       392  Smart & Final, Inc.*....................              2,038
     6,362  Smithfield Foods, Inc.*.................            126,222
       470  Standard Commercial Corp................              8,507
    30,350  Tasty Baking Co.........................            264,045

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,466  Tootsie Roll Industries, Inc............  $          44,977
     1,968  Topps Co. (The)*........................             17,122
       638  Triarc Cos.*............................             16,741
     1,138  United Natural Foods, Inc.*.............             28,848
     1,040  Vector Group Ltd........................             12,085
                                                      -----------------
                                                              2,607,928
                                                      -----------------
BUILDING MATERIALS -- 0.6%
       921  Amcol International Corp................              5,342
       200  Ameron International Corp...............             11,030
     1,400  Apogee Enterprises, Inc.................             12,531
       512  Carbo Ceramics, Inc.....................             17,254
       283  Centex Construction Products............              9,947
     2,200  Comfort Systems USA, Inc.*..............              7,370
     1,600  Compucom Systems, Inc.*.................              8,976
       992  ElkCorp.................................             17,162
     3,110  Fisher Scientific International,
            Inc.*...................................             93,549
     1,075  Florida Rock Industries, Inc............             40,904
    62,635  Ingram Micro, Inc.*.....................            773,542
     1,417  Integrated Electrical Services, Inc.*...              5,455
     1,759  Lafarge Corp............................             57,783
     1,347  Mattson Technology, Inc.*...............              3,852
     3,088  MEMC Electronics Materials*.............             23,376
       709  Molecular Devices Corp.*................             11,677
       454  Nortek Holdings, Inc.*..................             20,770
     1,859  Owens & Minor, Inc......................             30,525
        43  Technical Olympic USA, Inc.*............                637
     1,405  Universal Corp..........................             51,929
       934  US Concrete, Inc.*......................              5,109
     1,843  USG Corp.*..............................             15,573
       354  Vital Signs, Inc........................             10,578
                                                      -----------------
                                                              1,234,871
                                                      -----------------
BUSINESS SERVICES -- 0.1%
     2,932  Fair Issac & Co., Inc...................            125,196
     1,168  Watson Wyatt & Co. Holdings*............             25,404
                                                      -----------------
                                                                150,600
                                                      -----------------
CHEMICALS -- 5.6%
       200  AEP Industries, Inc.*...................              2,614
   203,800  Agrium, Inc.............................          2,304,978
     3,339  Airgas, Inc.*...........................             57,598
     1,563  Albemarle Corp..........................             44,467
       600  Applied Films Corp.*....................             11,994
     1,180  Arch Chemicals, Inc.....................             21,535
       950  Bio-Rad Laboratories*...................             36,765
     3,614  Cabot Corp..............................             95,916
     1,247  Cabot Microelectronics Corp.*...........             58,858
   412,876  Calgon Carbon Corp......................          2,039,607
     1,176  Cambrex Corp............................             35,527
     1,747  Carlisle Cos., Inc......................             72,291
     3,435  Cooper Tire & Rubber Co.................             52,693
     6,503  Crompton Corp...........................             38,693
     2,243  Cytec Industries, Inc.*.................             61,189
    63,719  Entegris, Inc.*.........................            656,306
     1,888  Ferro Corp..............................             46,124
       800  Foamex International, Inc.*.............              2,528
     1,480  Fuller (H. B.) Co.......................             38,302
    33,617  Georgia Gulf Corp.......................            777,897
     2,003  Great Lakes Chemical Corp...............             47,832
   106,494  IMC Global, Inc.........................          1,136,291
     4,023  International Flavors & Fragrances,
            Inc.....................................            141,207

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       638  International Specialty Products,
            Inc.*...................................  $           6,514
     2,910  Lubrizol Corp...........................             88,755
     6,802  Lyondell Chemical Co....................             85,977
     1,480  MacDermid, Inc..........................             33,818
     3,181  Millennium Chemicals, Inc...............             30,283
     1,221  Minerals Technologies, Inc..............             52,686
       521  NL Industries, Inc......................              8,857
       500  Octel Corp..............................              7,900
    27,816  Olin Corp...............................            432,539
     1,663  OM Group, Inc...........................             11,441
     2,417  Omnova Solutions, Inc.*.................              9,741
       400  Penford Corp............................              5,636
    63,452  Polyone Corp............................            248,732
    39,000  Potash Corp. of Saskatchewan, Inc.......          2,480,010
       406  Quaker Chemical Corp....................              9,419
     1,588  Schulman (A.), Inc......................             29,553
     1,138  Scotts Co. (The)*.......................             55,808
       354  Sequa Corp.*............................             13,845
     5,590  Solutia, Inc............................             20,292
       820  Spartech Corp...........................             16,917
       767  Surmodics, Inc.*........................             21,998
     1,417  Syntroleum Corp.*.......................              2,451
     1,868  Terra Industries, Inc.*.................              2,858
     2,851  Tupperware Corp.........................             42,993
   129,915  USEC, Inc...............................            782,088
     1,873  Wellman, Inc............................             25,267
     3,800  WR Grace & Co.*.........................              7,448
                                                      -----------------
                                                             12,315,038
                                                      -----------------
COAL -- 0.6%
    51,621  Arch Coal, Inc..........................          1,114,497
     1,134  Consol Energy, Inc......................             19,596
     1,300  Peabody Energy Corp.....................             37,999
     2,839  Pittston Brink's Group..................             52,465
                                                      -----------------
                                                              1,224,557
                                                      -----------------
COMMERCIAL SERVICES -- 3.5%
       464  aaiPharma, Inc.*........................              6,505
       780  Aaron Rents, Inc........................             17,066
     1,960  ABM Industries, Inc.....................             30,380
       900  Action Performance Cos., Inc............             17,100
     1,150  Administaff, Inc.*......................              6,900
       300  Advisory Board Co. (The)*...............              8,970
     1,009  Advo, Inc.*.............................             33,125
     2,901  Affymetrix, Inc.*.......................             66,404
     2,300  Alderwoods Group, Inc.*.................             10,902
       200  Alico, Inc..............................              5,320
     7,230  Allied Waste Industries, Inc.*..........             72,300
       751  Amerco, Inc.*...........................              3,319
       800  AMN Healthcare Services, Inc.*..........             13,528
       500  Angelica Corp...........................             10,325
     1,821  Anixter International, Inc.*............             42,338
     1,630  APAC Customer Services, Inc.*...........              3,814
     2,201  Apria Healthcare Group, Inc.*...........             48,950
     1,534  Arbitron, Inc.*.........................             51,389
     9,480  BearingPoint, Inc.*.....................             65,412
     5,600  BioReliance Corp.*......................            129,752
       683  Bone Care International, Inc.*..........              6,646
     1,843  Bowne & Co., Inc........................             22,024
       567  Bright Horizons Family Solutions,
            Inc.*...................................             15,944
     1,608  Caci International, Inc.*...............             57,309
     2,600  Career Education Corp.*.................            104,000

    The accompanying notes are an integral part of the financial statements.

 PORTFOLIO OF INVESTMENTS
 CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
 2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       638  CDI Corp.*..............................  $          17,213
       867  Central Parking Corp....................             16,352
     4,989  Century Business Services, Inc.*........             13,221
     2,584  Cephalon, Inc.*.........................            125,758
       400  Charles River Associates, Inc.*.........              5,680
     1,700  Ciphergen Biosystems, Inc.*.............              5,865
     1,150  Coinstar, Inc.*.........................             26,047
       618  Consolidated Graphics, Inc.*............             13,750
     2,150  Corinthian Colleges, Inc.*..............             81,399
       700  Cornell Corrections, Inc.*..............              6,300
     2,163  Corporate Executive Board Co. (The)*....             69,043
       200  Courier Corp............................              9,168
     2,059  CuraGen Corp.*..........................              9,574
     1,409  CV Therapeutics, Inc.*..................             25,672
    24,345  Cytyc Corp.*............................            248,319
       849  Deltagen, Inc.*.........................                408
    13,293  Devry, Inc.(a)..........................            220,797
     1,350  DiamondCluster International Inc. -
            Class A*................................              4,239
       425  Digitas, Inc.*..........................              1,470
     1,000  Discovery Partners International,
            Inc.*...................................              2,780
     1,363  Dollar Thrifty Automotive Group*........             28,827
     4,300  Dun & Bradstreet Corp. (The)*...........            148,307
     1,421  Education Management, Inc.*.............             53,430
     1,705  EGL, Inc.*..............................             24,296
       850  Electro Rent Corp.*.....................             10,412
       900  Ennis Business Forms, Inc...............             10,458
     1,094  Enzo Biochem, Inc.*.....................             15,316
       427  EPIQ Systems, Inc.*.....................              6,520
       450  eResearch Technology, Inc.*.............              7,537
       700  Exact Sciences Corp.*...................              7,581
     2,719  Exult, Inc.*............................              8,646
       780  First Consulting Group, Inc.*...........              4,493
     4,600  Fluor Corp..............................            128,800
       796  Forrester Research, Inc.*...............             12,394
     2,242  Freemarkets, Inc.*......................             14,436
     1,173  FTI Consulting, Inc.*...................             47,096
     1,121  G&K Services, Inc.......................             39,685
     1,534  Gene Logic, Inc.*.......................              9,649
       506  Genencor International, Inc.*...........              4,949
     1,109  Gentiva Health Services.................              9,770
       600  GSI Commerce, Inc.*.....................              2,190
       600  Hall Kinion & Associates, Inc.*.........              3,355
     1,717  Harland (John H.) Co....................             37,997
     2,000  Harris Interactive, Inc.*...............              5,900
       500  Healthcare Services Group, Inc.*........              6,520
       850  Heidrick & Struggles International,
            Inc.*...................................             12,469
       513  Hotels.com - Class A*...................             28,025
     2,134  I-Many, Inc.*...........................              3,030
     2,855  Icos Corp.*.............................             66,836
        64  ICT Group, Inc.*........................                742
       800  iDine Rewards Network, Inc.*............              8,496
     2,301  ImmunoGen, Inc.*........................              7,133
     3,410  Incyte Pharmaceuticals, Inc.*...........             15,550
       567  Interpool, Inc..........................              9,106
     3,545  Iron Mountain, Inc.*....................            117,020
     2,314  Isis Pharmaceuticals, Inc.*.............             15,249
     2,418  ITT Educational Services, Inc.*.........             56,944

    The accompanying notes are an integral part of the financial statements.

 PORTFOLIO OF INVESTMENTS
 CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
 2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,726  Jacobs Engineering Group, Inc.*.........  $          97,046
       700  Jarden Corp.*...........................             16,709
       980  Kelly Services, Inc.....................             24,216
    16,428  Kendle International, Inc.*.............            144,583
     1,272  kforce.com, Inc.*.......................              5,368
     2,230  Korn/Ferry International*...............             16,680
     1,070  Kosan Biosciences, Inc.*................              6,495
     1,428  Kroll, Inc.*............................             27,246
     2,117  Labor Ready, Inc.*......................             13,591
       406  Landauer, Inc...........................             14,108
       596  Learning Tree International*............              8,165
       400  LS Starrett Co. (The)...................              6,640
       813  Luminex Corp.*..........................              3,341
     1,630  Mail-Well, Inc.*........................              4,075
     4,348  Manpower, Inc...........................            138,701
     4,002  Massey Energy Co........................             38,899
       996  Maximus, Inc.*..........................             25,996
       400  Medical Staffing Network Holdings,
            Inc.*...................................              6,400
       504  MedQuist, Inc.*.........................             10,211
       496  Memberworks, Inc.*......................              8,918
       567  Midas, Inc.*............................              3,646
    25,400  Millennium Pharmaceuticals, Inc.*.......            201,676
     1,300  MIM Corp.*..............................              7,540
     5,566  MPS Group, Inc.*........................             30,836
     1,292  Myriad Genetics, Inc.*..................             18,863
       283  National Processing, Inc.*..............              4,542
     2,730  Navigant Consulting, Inc.*..............             16,107
       850  NCO Group, Inc.*........................             13,557
       200  Neoforma, Inc.*.........................              2,390
       603  NeoPharm, Inc.*.........................              6,114
       342  NetRatings, Inc.*.......................              2,462
     1,492  Neurocrine Biosciences, Inc.*...........             68,125
       709  Neurogen Corp.*.........................              2,574
       567  New England Business Service, Inc.......             13,835
       800  Omnicell, Inc.*.........................              2,120
     1,134  On Assignment, Inc.*....................              9,662
     2,963  Overture Services, Inc.*................             80,920
       413  PDI, Inc.*..............................              4,457
     1,776  Per-Se Technologies, Inc.*..............             15,929
     6,329  PerkinElmer, Inc........................             52,214
    55,850  Pharmacopeia, Inc.*.....................            498,182
       900  PracticeWorks, Inc.*....................              7,110
    36,400  Precis, Inc.*...........................            200,964
       780  Prepaid Legal Services, Inc.*...........             20,436
     1,930  PRG-Schultz International, Inc.*........             17,177
       900  Princeton Review, Inc. (The)*...........              4,455
     1,600  QuadraMed Corp.*........................              4,192
     6,774  Quintiles Transnational Corp.*..........             81,965
     1,934  Regeneron Pharmaceutical, Inc.*.........             35,798
     2,501  Regis Corp..............................             65,001
       100  RemedyTemp, Inc.*.......................              1,400
     1,980  Rent-A-Center, Inc.*....................             98,901
     1,063  Rent-Way, Inc.*.........................              3,720
     8,667  Republic Services, Inc.*................            181,834
       300  ResCare, Inc.*..........................              1,089
     1,049  Resources Connection, Inc.*.............             24,347
     1,298  Rigel Pharmaceuticals, Inc.*............              1,429
       688  Right Management Consultants, Inc.*.....              9,116
       780  Rollins, Inc............................             19,851
     6,011  RR Donnelley & Sons Co..................            130,859
       828  Sangamo BioSciences, Inc.*..............              2,492
       213  Seattle Genetics, Inc.*.................                660
     1,813  Sequenom, Inc.*.........................              3,263

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    15,590  Service Corp. International*............  $          51,759
     2,339  Sitel Corp.*............................              2,807
     2,584  Sotheby's, Inc.*........................             23,256
       738  Sourcecorp*.............................             13,719
     1,176  SpeechWorks International, Inc.*........              3,269
     3,351  Spherion Corp.*.........................             22,452
     1,200  Sports Resorts International, Inc.*.....              7,044
       980  Standard Register Co....................             17,640
       554  Startek, Inc.*..........................             15,290
     1,918  Stericycle, Inc.*.......................             62,103
     5,382  Stewart Enterprises, Inc.*..............             29,983
     1,805  Sylvan Learning Systems, Inc.*..........             29,602
     6,900  Sypris Solutions, Inc...................             70,449
       425  Tejon Ranch Co.*........................             12,622
     1,734  Teletech Holdings, Inc.*................             12,589
     1,713  Telik, Inc.*............................             19,974
     2,662  Tetra Tech, Inc.*.......................             32,476
       428  TRC Companies, Inc.*....................              5,620
       809  Trimeris, Inc.*.........................             34,925
       370  UniFirst Corp...........................              7,474
   193,600  United Global Com, Inc.*................            464,640
     2,988  United Rentals, Inc.*...................             32,151
     1,267  URS Corp.*..............................             18,029
     4,060  US Oncology, Inc.*......................             35,200
     2,881  Valassis Communications, Inc.*..........             84,788
     5,082  Viad Corp...............................            113,583
       496  Volt Information Sciences, Inc.*........              8,482
     2,143  Wallace Computer Services, Inc..........             46,096
     1,550  Waste Connections, Inc.*................             59,845
       600  Water Pik Technologies, Inc.*...........              4,410
   282,464  Wind River Systems*.....................          1,158,102
       500  World Fuel Services Corp................             10,250
                                                      -----------------
                                                              7,841,768
                                                      -----------------
COMMUNICATIONS -- 2.4%
    45,600  ADC Telecommunications, Inc.*...........             95,304
    26,431  Advanced Fibre Communication, Inc.*.....            440,869
     1,205  Allen Telecom, Inc.*....................             11,411
     9,300  American Tower Corp. - Class A*.........             32,829
     1,747  ANADIGICS, Inc.*........................              4,507
     5,415  Andrew Corp.*...........................             55,666
     3,592  Arris Group, Inc.*......................             12,823
     2,268  Aspect Communications Corp.*............              6,441
    20,700  Avaya, Inc.*............................             50,715
     1,863  C-COR.net Corp.*........................              6,185
     2,514  Cable Design Technologies Corp.*........             14,833
     1,242  Centillium Communications, Inc.*........              2,807
   415,175  CIENA Corp.*............................          2,133,999
       200  ClearOne Communications, Inc.*..........                890
    10,700  Comverse Technology, Inc.*..............            107,214
       900  Concord Communications, Inc.*...........              8,091
    12,100  Crown Castle International Corp.*.......             45,375
       938  CT Communications, Inc..................             10,599
       839  Cubic Corp..............................             15,463
     3,168  Harmonic Lightwaves, Inc.*..............              7,286
    15,718  Harris Corp.............................            413,383
       354  Inet Technologies, Inc.*................              2,159
       628  Inrange Technologies Corp. - Class B*...              1,476

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,050  Inter-Tel, Inc..........................  $          21,955
     2,839  InterDigital Communications Corp.*......             41,336
     9,800  Intrado, Inc.*..........................             97,304
     4,000  L-3 Communications Holdings, Inc.*......            179,640
       100  Lifeline Systems, Inc.*.................              2,243
    35,500  McDATA Corp. - Class A*.................            252,050
       973  Metro One Telecommunications, Inc.*.....              6,276
     2,888  Netro Corp.*............................              7,858
     3,700  Nextel Partners, Inc.*..................             22,459
    10,000  Openwave Systems, Inc.*.................             20,000
     1,772  Paxson Communications Corp.*............              3,650
     2,197  Plantronics, Inc.*......................             33,241
     5,739  Polycom, Inc.*..........................             54,635
     3,184  Powerwave Technologies, Inc.*...........             17,194
     2,700  PTEK Holdings, Inc.*....................             11,880
     1,250  Rainbow Technologies, Inc.*.............              8,962
     9,000  Scientific-Atlanta, Inc.................            106,740
     2,384  Sensient Technologies Corp..............             53,568
     3,384  Sirius Satellite Radio, Inc.*...........              2,166
     7,668  Skyworks Solutions, Inc.*...............             66,098
    10,400  Sonus Networks, Inc.*...................             10,400
       638  Spectralink Corp.*......................              4,575
     4,660  Stratex Networks, Inc.*.................             10,299
    47,255  Tekelec*................................            493,815
     3,059  Terayon Communication Systems, Inc.*....              6,271
     2,400  Time Warner Telecom, Inc. - Class A*....              5,064
       696  Tollgrade Communications, Inc.*.........              8,164
     5,849  Touch America Holdings, Inc.*...........              2,281
     1,483  Turnstone Systems, Inc.*................              4,004
    32,013  Ulticom, Inc.*..........................            239,777
     3,554  UTStarcom, Inc.*........................             70,476
     1,027  Viasat, Inc.*...........................             11,852
     3,067  XM Satellite Radio Holdings, Inc.*......              8,250
                                                      -----------------
                                                              5,364,808
                                                      -----------------
COMPUTER HARDWARE -- 0.5%
       700  Bell Microproducts, Inc.*...............              3,878
     1,567  Computer Network Technology Corp.*......             11,126
     4,089  Diebold, Inc............................            168,549
     4,800  Foundry Networks, Inc.*.................             33,792
     1,100  Hologic, Inc.*..........................             13,431
   140,545  Maxtor Corp.*...........................            711,158
     1,600  Paradyne Networks, Inc.*................              2,048
     4,785  Tektronix, Inc.*........................             87,039
                                                      -----------------
                                                              1,031,021
                                                      -----------------
COMPUTER SERVICES -- 0.9%
     1,100  Aether Systems, Inc.*...................              4,136
     6,400  Akamai Technologies, Inc.*..............             11,072
     1,800  Alloy Online, Inc.*.....................             19,710
     8,470  Ceridian Corp.*.........................            122,137
     3,039  CSG Systems International, Inc.*........             41,482
     2,017  Documentum, Inc.*.......................             31,586
     1,505  DSP Group, Inc.*........................             23,809
     2,968  Electronics for Imaging, Inc.*..........             48,263
     1,254  eSPEED, Inc. - Class A*.................             21,244
     1,100  eUniverse, Inc.*........................              6,248
     5,526  Extreme Networks, Inc.*.................             18,070
    52,317  Insight Enterprises, Inc.*..............            434,754
     2,810  Intergraph Corp.*.......................             49,906

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,906  Jack Henry & Associates, Inc............  $          47,028
    17,800  Juniper Networks, Inc.*.................            121,040
     3,506  Mentor Graphics Corp.*..................             27,557
     1,600  Onyx Software Corp.*....................              2,480
       400  Overland Storage, Inc.*.................              5,832
    84,406  Perot Systems Corp.*....................            904,832
     1,642  Register.com, Inc.*.....................              7,389
     3,410  S1 Corp.*...............................             15,209
     4,000  Sapient Corp.*..........................              8,200
       400  Tellium, Inc.*..........................                256
       800  Tier Technologies, Inc.*................             12,800
       400  Tripos, Inc.*...........................              2,932
     1,800  Tyler Technologies, Inc.*...............              7,506
     1,200  United Online, Inc.*....................             19,129
                                                      -----------------
                                                              2,014,607
                                                      -----------------
COMPUTER SOFTWARE -- 0.7%
       606  3D Systems Corp.*.......................              4,727
     4,648  Acxiom Corp.*...........................             71,486
       966  Barra, Inc.*............................             29,299
       413  Caminus Corp.*..........................                966
     1,576  Dendrite International, Inc.*...........             11,773
     2,543  Entrust Technologies, Inc.*.............              8,544
   152,304  Information Resources, Inc.*............            243,686
     5,755  Liberate Technologies, Inc.*............              8,230
     2,839  Manugistics Group, Inc.*................              6,814
     4,400  Mercury Interactive Corp.*..............            130,460
   208,589  Micromuse, Inc.*........................            796,810
     1,576  Midway Games, Inc.*.....................              6,572
       100  Nassda Corp.*...........................              1,095
    19,267  Novell, Inc.*...........................             64,352
     1,083  Numerical Technologies, Inc.*...........              3,747
     3,355  Pinnacle Systems, Inc.*.................             45,662
       425  Renaissance Learning, Inc.*.............              8,032
     3,000  ScanSoft, Inc.*.........................             15,600
     1,009  SERENA Software, Inc.*..................             15,932
     1,417  Sykes Enterprises, Inc.*................              4,648
     1,717  Transaction Systems Architects, Inc.*...             11,160
     1,821  Viewpoint Corp.*........................              3,405
       996  WatchGuard Technologies, Inc.*..........              6,355
                                                      -----------------
                                                              1,499,355
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 3.5%
     1,500  @Road, Inc.*............................              6,195
    19,050  Activision, Inc.*.......................            277,939
     2,551  Actuate Corp.*..........................              4,515
     2,005  Advent Software, Inc.*..................             27,328
     2,334  Agile Software Corp.*...................             18,065
     3,400  Alliance Data Systems Corp.*............             60,248
       400  Altiris, Inc.*..........................              6,368
     2,343  American Management Systems, Inc.*......             28,093
     2,417  AnswerThink Consulting Group, Inc.*.....              6,042
       706  ANSYS, Inc.*............................             14,261
       900  Anteon International Corp.*.............             21,600
    15,200  Ariba, Inc.*............................             37,696
    14,428  Ascential Software Corp.*...............             34,627
     1,576  Aspen Technology, Inc.*.................              4,460
     6,552  Autodesk, Inc...........................             93,694
     3,381  Borland Software Corp.*.................             41,586
       980  Brady Corp..............................             32,683
       825  Carreker Corp.*.........................              3,737
       820  CCC Information Services Group*.........             14,538
     1,634  Cerner Corp.*...........................             51,079
     3,293  CheckFree Corp.*........................             52,691

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,400  Chordiant Software, Inc.*...............  $           2,016
     2,884  Ciber, Inc.*............................             14,853
     3,977  Cirrus Logic, Inc.*.....................             11,454
     9,700  Citrix Systems, Inc.*...................            119,504
     6,371  CNET Networks, Inc.*....................             17,265
     1,830  Cognex Corp.*...........................             33,727
       413  Cognizant Technology Solutions Corp.*...             29,831
     1,800  Computer Horizons Corp.*................              5,886
    19,100  Compuware Corp.*........................             91,680
       796  CoStar Group, Inc.*.....................             14,686
     1,276  Covansys Corp.*.........................              4,795
       709  Datastream Systems, Inc.*...............              4,538
     3,660  Deluxe Corp.............................            154,086
       425  Digimarc Corp.*.........................              4,819
     1,321  Digital Insight Corp.*..................             11,479
     1,500  Digital River, Inc.*....................             17,925
       400  DocuCorp International, Inc.*...........              2,648
       400  Dynamics Research Corp.*................              5,604
     3,225  E.piphany, Inc.*........................             13,448
     7,163  Earthlink, Inc.*........................             39,038
    70,150  Echelon Corp.*..........................            786,381
     2,422  eFunds Corp.*...........................             22,064
       413  Embarcadero Technologies, Inc.*.........              2,466
     1,109  F5 Networks, Inc.*......................             11,911
     1,073  Factset Research Systems, Inc...........             30,334
     2,600  FalconStor Software, Inc.*..............             10,088
       748  Fidelity National Information Solutions,
            Inc.*...................................             12,903
     1,888  FileNet Corp.*..........................             23,034
     4,731  Gartner Group, Inc.*....................             43,525
     2,130  Global Payments, Inc....................             68,181
     3,294  Gtech Holdings Corp.*...................             91,771
     3,864  Homestore.com, Inc.*....................              3,284
     1,900  Hypercom Corp.*.........................              7,087
     1,817  Hyperion Solutions Corp.*...............             46,642
    42,300  i2 Technologies, Inc.*..................             48,645
     2,843  IDT Corp.*..............................             49,155
     1,038  IDX Systems Corp.*......................             17,677
     1,200  iGate Capital Corp.*....................              3,144
       680  Infogrames, Inc.*.......................              1,204
     2,300  Infonet Services Corp.*.................              4,554
     3,710  Informatica Corp.*......................             21,370
     1,630  infoUSA, Inc.*..........................              8,101
     7,100  Inktomi Corp.*..........................             11,360
       428  Integral Systems, Inc.*.................              8,581
    27,167  Integrated Circuit System*..............            495,798
     1,800  Interactive Data Corp.*.................             24,750
       725  Intercept Group, Inc.*..................             12,275
     2,105  Internet Security Systems, Inc.*........             38,585
     3,993  Intertrust Technologies Corp.*..........             16,890
     4,960  Interwoven, Inc.*.......................             12,896
     1,183  ITXC Corp.*.............................              2,745
    64,910  JD Edwards & Co.*.......................            732,185
     1,580  JDA Software Group, Inc.*...............             15,263
     2,910  Keane, Inc.*............................             26,161
     1,109  Keynote Systems, Inc.*..................              8,561
     1,100  Kronos, Inc.*...........................             40,689
    77,500  Lawson Software, Inc.*..................            445,625
     5,357  Legato Systems, Inc.*...................             26,946
       200  LendingTree, Inc.*......................              2,576
     3,800  Looksmart*..............................              9,424
     3,194  Macromedia, Inc.*.......................             34,016
     2,230  Macrovision Corp.*......................             35,769
     1,100  Magma Design Automation, Inc.*..........             10,538
     1,113  Manhattan Associates, Inc.*.............             26,334

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       400  ManTech International Corp.*............  $           7,628
     1,100  Mapics, Inc.*...........................              7,645
       602  Mapinfo Corp.*..........................              3,341
     2,613  MatrixOne, Inc.*........................             11,236
     1,454  Maxygen, Inc.*..........................             11,079
     1,325  MetaSolv, Inc.*.........................              1,828
       709  MRO Software, Inc.*.....................              8,611
     1,491  MSC Software Corp.*.....................             11,511
     1,705  National Instruments Corp.*.............             55,395
     1,717  NDCHealth Corp..........................             34,168
     1,169  Netegrity, Inc.*........................              3,803
    45,477  NETIQ Corp.*............................            561,641
     1,196  Netscout Systems, Inc.*.................              5,203
     8,842  Network Associates, Inc.*...............            142,268
       638  Novadigm, Inc.*.........................              1,487
     1,313  Nuance Communications, Inc.*............              3,256
       285  OPNET Technologies, Inc.*...............              2,303
     1,209  Packeteer, Inc.*........................              8,294
    14,115  Parametric Technology Corp.*............             35,570
     1,367  PC-Tel, Inc.*...........................              9,268
       442  PEC Solutions, Inc.*....................             13,216
       200  Pegasystems, Inc.*......................              1,022
     1,063  Phoenix Technologies Ltd.*..............              6,134
     1,009  Pixar, Inc.*............................             53,467
       646  PLATO Learning, Inc.*...................              3,837
       709  PLX Technology, Inc.*...................              2,772
     4,900  Portal Software, Inc.*..................              3,959
       980  ProBusiness Services, Inc.*.............              9,800
     1,630  Progressive Software Corp.*.............             21,108
       300  ProxyMed, Inc.*.........................              3,132
       625  QRS Corp.*..............................              4,125
     1,850  Quest Software, Inc.*...................             19,073
       400  Quovadx, Inc.*..........................                968
       850  Radiant Systems, Inc.*..................              8,185
       967  Radisys Corp.*..........................              7,717
     2,500  Raindance Communications, Inc.*.........              8,075
     4,900  Rambus, Inc.*...........................             32,879
    10,000  Rational Software Corp.*................            103,900
     4,400  RealNetworks, Inc.*.....................             16,764
     6,473  Red Hat, Inc.*..........................             38,255
     2,989  Retek, Inc.*............................              8,130
       700  RMH Teleservices, Inc.*.................              7,350
       862  Roxio, Inc.*............................              4,112
     2,645  RSA Security, Inc.*.....................             15,844
       850  Sanchez Computer Associates, Inc.*......              2,448
     1,009  Seachange International, Inc.*..........              6,205
     1,663  Secure Computing Corp.*.................             10,660
     3,613  SeeBeyond Technology Corp.*.............              8,780
     5,040  SONICblue, Inc.*........................              2,318
     2,276  SonicWall, Inc.*........................              8,262
       567  SPSS, Inc.*.............................              7,932
       300  SRA International, Inc. - Class A*......              8,127
       200  SS&C Technologies, Inc.*................              2,130
     2,900  StorageNetworks, Inc.*..................              3,364
     5,450  Sybase, Inc.*...........................             73,030
     9,100  Sycamore Networks, Inc.*................             26,299
     4,152  Synopsys, Inc.*.........................            191,615
       528  Synplicity, Inc.*.......................              1,996
       213  Syntel, Inc.*...........................              4,475
     2,076  Take-Two Interactive Software, Inc.*....             48,765
       746  TALX Corp...............................              9,638
     4,600  TIBCO Software, Inc.*...................             28,428
       283  Trex Co., Inc.*.........................              9,990
   139,263  Trizetto Group*.........................            855,075

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,813  Vastera, Inc.*..........................  $          10,245
       400  Verint Systems, Inc.*...................              8,072
    12,700  VeriSign, Inc.*.........................            101,854
     1,576  Verity, Inc.*...........................             21,104
    13,400  Vignette Corp.*.........................             16,442
     3,500  Vitria Technology, Inc.*................              2,625
     1,313  WebEx Communications, Inc.*.............             19,695
    15,718  WebMD Corp.*............................            134,389
     2,586  webMethods, Inc.*.......................             21,257
     1,213  Websense, Inc.*.........................             25,911
       621  Witness Systems, Inc.*..................              2,136
                                                      -----------------
                                                              7,780,841
                                                      -----------------
COMPUTERS & INFORMATION -- 1.9%
   394,700  3Com Corp.*.............................          1,827,461
    60,268  Advanced Digital Information Corp.*.....            404,398
       383  Analogic Corp...........................             19,260
     2,455  Avocent Corp.*..........................             54,550
       200  Computer Programs & Systems, Inc.*......              4,952
     3,139  Concurrent Computer Corp.*..............              9,040
     2,300  Cray, Inc.*.............................             17,641
     1,505  Electro Scientific Industries, Inc.*....             30,100
     4,685  Emulex Corp.*...........................             86,907
    10,800  Enterasys Networks, Inc.*...............             16,848
    10,200  Gateway, Inc.*..........................             32,028
       100  General Binding Corp.*..................                848
       400  Global Imaging Systems, Inc.*...........              7,352
     1,000  Imagistics International, Inc.*.........             20,000
     2,030  In Focus Systems, Inc.*.................             12,505
     7,059  Interland, Inc.*........................              9,177
     2,823  Iomega Corp.*...........................             22,161
     1,025  MCSI, Inc.*.............................              4,869
       980  MICROS Systems, Inc.*...................             21,972
       300  NetFlix, Inc.*..........................              3,303
    45,900  NetScreen Technologies, Inc.*...........            772,956
     1,192  NYFIX, Inc.*............................              5,364
     1,535  Palm, Inc.*.............................             24,099
       728  Planar Systems, Inc.*...................             15,019
       449  Pomeroy Computer Resources, Inc.*.......              5,253
     5,900  Priceline.com, Inc.*....................              9,440
       780  ProQuest Co.*...........................             15,288
     8,362  Quantum Corp. - DLT & Storage*..........             22,327
     3,631  Reynolds & Reynolds Co..................             92,482
     6,320  Riverstone Networks, Inc.*..............             13,398
     6,216  Safeguard Scientifics, Inc.*............              8,454
     3,490  Sandisk Corp.*..........................             70,847
       967  SBS Technologies, Inc.*.................              8,858
       285  ScanSource, Inc.*.......................             14,050
       649  Schawk, Inc.............................              6,432
     2,545  Scientific Games Corp. - Class A*.......             18,477
       709  SCM Microsystems, Inc.*.................              3,013
     9,592  Silicon Graphics, Inc.*.................             10,839
     6,082  Storage Technology Corp.*...............            130,276
    13,200  Symbol Technologies, Inc................            108,504
     1,417  Systems & Computer Technology Corp.*....             12,186
     1,221  Three-Five Systems, Inc.*...............              7,875
    10,986  Western Digital Corp.*..................             70,201
     1,405  Zebra Technologies Corp.*...............             80,506
                                                      -----------------
                                                              4,131,516
                                                      -----------------
CONTAINERS & PACKAGING -- 0.1%
     3,194  Ball Corp...............................            163,501
       200  BWAY Corp.*.............................              3,956

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,434  Clarcor, Inc............................  $          46,275
     8,741  Crown Cork & Seal Co., Inc.*............             69,491
       464  Silgan Holdings, Inc.*..................             11,452
                                                      -----------------
                                                                294,675
                                                      -----------------
COSMETICS & PERSONAL CARE -- 0.1%
     1,959  Alberto-Culver Co.......................             98,734
       600  Chattem, Inc.*..........................             12,330
       554  Chemed Corp.............................             19,584
     2,030  Church & Dwight, Inc....................             61,773
       105  Del Laboratories, Inc.*.................              2,121
     5,440  Dial Corp...............................            110,813
       828  Elizabeth Arden, Inc.*..................             12,254
       352  Stepan Co...............................              8,800
                                                      -----------------
                                                                326,409
                                                      -----------------
EDUCATION -- 0.0%
       504  Strayer Education, Inc..................             28,980
                                                      -----------------
ELECTRIC UTILITIES -- 2.0%
    23,800  AES Corp. (The)*........................             71,876
     4,431  AllETE..................................            100,495
     5,144  Alliant Energy Corp.....................             85,133
     9,900  Aquila, Inc.............................             17,523
    51,226  Avista Corp.............................            592,173
     1,493  Black Hills Corp........................             39,594
    83,500  Calpine Corp.*..........................            272,210
       549  Central Vermont Public Services Corp....             10,036
       880  CH Energy Group, Inc....................             41,034
     2,162  Cimarex Energy Co.*.....................             38,700
    16,200  Citizens Communications Co.*............            170,910
     2,284  Cleco Corp..............................             31,976
     7,200  CMS Energy Corp.........................             67,968
     7,312  DPL, Inc................................            112,166
     3,922  DQE, Inc................................             59,771
    12,821  DTE Energy Co...........................            594,894
     2,551  El Paso Electric Co.*...................             28,061
     1,350  Empire District Electric Co.............             24,570
     7,913  Energy East Corp........................            174,798
     3,864  Great Plains Energy, Inc................             88,408
     2,001  Idacorp, Inc............................             49,685
       850  MGE Energy, Inc.........................             22,755
     7,137  Northeast Utilities.....................            108,268
     2,092  Northwestern Corp.......................             10,627
     3,010  NSTAR...................................            133,614
     4,173  OGE Energy Corp.........................             73,445
     1,334  Otter Tail Power Co.....................             35,885
     8,450  Pepco Holdings, Inc.....................            163,845
     4,300  Pinnacle West Capital Corp..............            146,587
     1,254  Plug Power, Inc.*.......................              5,630
     2,159  PNM Resources, Inc......................             51,427
     5,027  Puget Energy, Inc.......................            110,845
    15,900  Reliant Resources, Inc.*................             50,880
     5,982  Scana Corp..............................            185,203
     5,373  Sierra Pacific Resources................             34,924
     9,600  Teco Energy, Inc........................            148,512
     1,476  UGI Corp................................             55,188
       638  UIL Holdings Corp.......................             22,247
     1,747  Unisource Energy Corp. Holding Co.......             30,206
       300  Unitil Corp.............................              7,440
     3,256  Westar Energy, Inc......................             32,234
     6,328  Wisconsin Energy Corp...................            159,466
     1,834  WPS Resources Corp......................             71,196
                                                      -----------------
                                                              4,332,405
                                                      -----------------
ELECTRICAL EQUIPMENT -- 0.8%
     1,519  Active Power, Inc.*.....................              2,704
     2,243  Acuity Brands, Inc......................             30,370

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     9,500  American Power Conversion Corp.*........  $         143,925
     1,747  Ametek, Inc.............................             67,242
     1,617  Artesyn Technologies, Inc.*.............              6,209
    55,800  Asiainfo Holdings, Inc.*................            353,772
     1,705  Baldor Electric Co......................             33,674
       670  BriteSmile, Inc.*.......................                221
     1,334  C&D Technologies, Inc...................             23,572
     3,172  Capstone Turbine Corp.*.................              2,855
     1,992  Checkpoint Systems, Inc.*...............             20,597
       500  Drexler Technology Corp.*...............              6,300
       854  EMCOR Group, Inc.*......................             45,271
   111,000  Evans & Sutherland Computer Co.*........            693,750
       426  Franklin Electric Co....................             20,452
     1,521  FuelCell Energy, Inc.*..................              9,966
       567  Genlyte Group, Inc.*....................             17,668
     3,055  GrafTech International Ltd.*............             18,208
     1,050  Littelfuse, Inc.*.......................             17,703
       642  LSI Industries, Inc.....................              8,892
       850  Magnetek, Inc.*.........................              3,774
       153  Medis Technologies Ltd.*................                765
     3,400  Micrel, Inc.*...........................             30,532
       285  Powell Industries, Inc.*................              4,868
     1,706  Proton Energy Systems, Inc.*............              5,118
     1,317  Quanta Services, Inc.*..................              4,609
     1,805  Rayovac Corp.*..........................             24,061
       825  Therma-Wave, Inc.*......................                866
     2,522  Thomas & Betts Corp.*...................             42,622
       780  Thomas Industries, Inc..................             20,327
     3,685  US Industries, Inc.*....................              9,692
       780  Valmont Industries, Inc.................             15,132
     1,150  Vicor Corp.*............................              9,489
       496  Woodhead Industries, Inc................              5,605
       867  Zygo Corp.*.............................              6,060
                                                      -----------------
                                                              1,706,871
                                                      -----------------
ELECTRONICS -- 3.2%
     1,292  Actel Corp.*............................             20,956
    32,952  Adaptec, Inc.*..........................            186,179
       425  ADE Corp.*..............................              2,537
       300  Advanced Power Technology, Inc.*........                975
    87,881  Aeroflex, Inc.*.........................            606,379
     1,634  Alliance Semiconductor Corp.*...........              6,422
       850  American Superconductor Corp.*..........              2,558
     5,000  Amkor Technology, Inc.*.................             23,800
     1,080  Amphenol Corp.*.........................             41,040
       992  Anaren Microwave, Inc.*.................              8,730
    17,200  Applied Micro Circuits Corp.*...........             63,468
     1,180  Armor Holdings, Inc.*...................             16,249
     5,794  Arrow Electronics, Inc.*................             74,105
       900  Artisan Components, Inc.*...............             13,887
       942  AstroPower, Inc.*.......................              7,527
    28,900  ATI Technologies, Inc.*.................            134,414
     1,521  ATMI, Inc.*.............................             28,169
       709  Audiovox Corp.*.........................              7,332
     4,000  Avanex Corp.*...........................              4,080
     6,321  Avnet, Inc.*............................             68,456
       980  AXT, Inc.*..............................              1,764
       538  Barnes Group, Inc.......................             10,948
       554  Bel Fuse, Inc...........................             11,119
     1,280  Benchmark Electronics, Inc.*............             36,685
     1,150  Black Box Corp..........................             51,520
     1,113  Caliper Technologies Corp.*.............              3,294

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       185  Catapult Communications Corp.*..........  $           2,211
     3,161  ChipPAC, Inc.*..........................             11,222
     1,021  Cohu, Inc...............................             15,009
    13,500  Conexant Systems, Inc.*.................             21,735
     3,935  Cree, Inc.*.............................             64,337
     1,676  CTS Corp................................             12,989
     7,000  Cypress Semiconductor Corp.*............             40,040
    93,396  DDi Corp.*..............................             20,547
       885  DRS Technologies, Inc.*.................             27,727
       713  DuPont Photomasks, Inc.*................             16,577
       885  EDO Corp................................             18,390
     1,134  Emcore Corp.*...........................              2,483
       600  EMS Technologies, Inc.*.................              9,342
     5,252  Energizer Holdings, Inc.*...............            146,531
       709  Energy Conversion Devices, Inc.*........              6,949
       696  Esco Technologies, Inc.*................             25,752
     1,080  Esterline Technologies Corp.*...........             19,084
    72,601  Exar Corp.*.............................            900,252
     6,600  Fairchild Semiconductor International,
            Inc.*...................................             70,686
     6,765  Finisar Corp.*..........................              6,427
     1,250  FSI International, Inc.*................              5,637
     1,800  Genesis Microchip, Inc.*................             23,490
     7,137  GlobespanVirata, Inc.*..................             31,474
       949  Handspring, Inc.*.......................                902
     1,292  Helix Technology Corp...................             14,470
    22,300  Herley Industries, Inc.*................            388,198
     1,234  Hughes Supply, Inc......................             33,713
     1,305  Hutchinson Technology, Inc.*............             27,013
     2,030  Imation Corp.*..........................             71,212
    45,300  Integrated Defense Technologies,
            Inc.*...................................            656,850
     6,000  Integrated Device Technology, Inc.*.....             50,220
     1,563  Integrated Silicon Solution, Inc.*......              6,815
     3,664  International Rectifier Corp.*..........             67,637
     6,577  Intersil Holding Corp.*.................             91,683
     1,070  Itron, Inc.*............................             20,512
       542  IXYS Corp.*.............................              3,827
     4,640  KEMET Corp.*............................             40,554
     3,635  Kopin Corp.*............................             14,249
     4,840  Lattice Semiconductor Corp.*............             42,447
     2,655  LTX Corp.*..............................             16,010
       800  Manufacturers' Services Ltd.*...........              4,432
     1,221  Mercury Computer Systems, Inc.*.........             37,265
       628  Merix Corp.*............................              5,275
     1,901  Methode Electronics.....................             20,854
     1,450  Microsemi Corp.*........................              8,830
     2,464  Microtune, Inc.*........................              7,712
     1,950  MIPS Technologies, Inc. - Class A*......              5,909
     1,000  Monolithic System Technology, Inc.*.....             12,080
     3,928  MRV Communications, Inc.*...............              4,203
     2,429  Mykrolis Corp.*.........................             17,732
     4,213  New Focus, Inc.*........................             16,178
       691  Nu Horizons Electronics Corp.*..........              3,939
     2,714  Oak Technology, Inc.*...................              7,192
     1,100  OmniVision Technologies, Inc.*..........             14,927
     1,347  ON Semiconductor Corp.*.................              1,845
     5,813  Oplink Communications, Inc.*............              4,534
       200  OSI Systems, Inc.*......................              3,396

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       802  Park Electrochemical Corp...............  $          15,398
       900  PDF Solutions, Inc.*....................              6,237
     1,250  Pericom Semiconductor Corp.*............             10,388
     1,363  Photronics, Inc.*.......................             18,673
     1,488  Pioneer Standard Electronics, Inc.......             13,660
     1,813  Pixelworks, Inc.*.......................             10,515
    47,972  Plexus Corp.*...........................            421,194
     9,600  PMC-Sierra, Inc.*.......................             53,376
     1,505  Power Integrations, Inc.*...............             25,585
     2,968  Power-One, Inc.*........................             16,829
     5,572  Proxim Corp.*...........................              4,848
     5,957  Read-Rite Corp.*........................              2,085
     3,844  REMEC, Inc.*............................             14,915
       425  Research Frontiers, Inc.*...............              3,545
     8,200  RF Micro Devices, Inc.*.................             60,106
       149  Richardson Electronics Ltd..............              1,290
       738  Rogers Corp.*...........................             16,421
       513  Rudolph Technologies, Inc.*.............              9,829
    67,677  Semtech Corp.*..........................            740,386
     3,517  Silicon Image, Inc.*....................             21,102
     1,542  Silicon Laboratories, Inc.*.............             29,421
       283  Siliconix, Inc.*........................              6,622
     1,321  Sipex Corp.*............................              4,888
     1,559  Somera Communications, Inc.*............              4,209
       806  Standard Microsystems Corp.*............             15,693
       780  Stoneridge, Inc.*.......................              9,282
       325  Stratos Lightwave, Inc.*................              1,430
       683  Supertex, Inc.*.........................             10,170
       100  Synaptics, Inc.*........................                760
     2,263  Technitrol, Inc.........................             36,525
     4,222  Titan Corp.*............................             43,909
     4,591  Transmeta Corp.*........................              5,371
       500  Trikon Technologies, Inc.*..............              2,500
     1,463  Trimble Navigation Ltd.*................             18,273
   146,790  TriQuint Semiconductor, Inc.*...........            622,390
       870  TTM Technologies, Inc.*.................              2,879
     1,067  Universal Display Corp.*................              8,419
       506  Virage Logic Corp.*.....................              5,075
    11,500  Vitesse Semiconductor Corp.*............             25,128
     1,347  Wesco International, Inc.*..............              7,395
     1,164  Wilson Greatbatch Technologies, Inc.*...             33,989
     1,100  Xicor, Inc.*............................              4,103
     1,470  Zoran Corp.*............................             20,683
                                                      -----------------
                                                              7,039,595
                                                      -----------------
ENTERTAINMENT & LEISURE -- 1.2%
     3,400  Acclaim Entertainment, Inc.*............              2,244
     2,424  Alliance Gaming Corp.*..................             41,281
       100  Ambassadors Group, Inc.*................              1,294
     1,500  AMC Entertainment, Inc.*................             13,275
     1,421  Argosy Gaming Co.*......................             26,900
     1,363  Avid Technology, Inc.*..................             31,281
     1,747  Bally Total Fitness Holdings Corp.*.....             12,386
     1,347  Boca Resorts, Inc.*.....................             14,413
     3,702  Callaway Golf Co........................             49,052
       496  Championship Auto Racing Teams, Inc.*...              1,835
       367  Churchill Downs, Inc....................             14,012
       992  Concord Camera Corp.*...................              5,387
       283  CPI Corp................................              4,101
    31,287  Dover Downs Gaming & Entertainment,
            Inc.....................................            284,399
    44,696  Dover Motorsports, Inc..................            207,836
       300  Escalade, Inc.*.........................              6,000

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,517  ESS Technology, Inc.*...................  $           9,542
     1,080  Gaylord Entertainment Co.*..............             22,248
     7,625  Hasbro, Inc.............................             88,069
       370  Hollywood Casino Corp.*.................              4,544
     3,000  Hollywood Entertainment Corp.*..........             45,300
     1,605  International Speedway Corp.............             59,850
     1,366  Jakks Pacific, Inc.*....................             18,400
       934  K2, Inc.*...............................              8,780
     1,700  Lexar Media, Inc.*......................             10,659
     2,500  Magna Entertainment Corp.*..............             15,500
       876  MTR Gaming Group, Inc.*.................              6,973
       600  Multimedia Games, Inc.*.................             16,476
     1,695  Nautilus Group, Inc. (The)*.............             22,645
     1,708  Penn National Gaming, Inc.*.............             27,089
     1,550  Pinnacle Entertainment, Inc.*...........             10,742
       500  Racing Champions Ertl Corp.*............              6,825
     1,000  Regal Entertainment Group...............             21,420
     4,711  Six Flags Entertainment*................             26,900
       638  Speedway Motorsports, Inc...............             16,448
       464  Steinway Musical Instruments, Inc.*.....              7,549
   109,932  THQ, Inc.*..............................          1,456,592
     1,921  Ticketmaster Online-CitySearch, Inc.*...             40,764
       600  West Marine, Inc.*......................              8,214
       567  World Wrestling Federation
            Entertainment, Inc.*....................              4,564
                                                      -----------------
                                                              2,671,789
                                                      -----------------
FINANCIAL SERVICES -- 5.3%
    46,125  4 Kids Entertainment, Inc.*.............          1,018,440
     1,192  Affiliated Managers Group*..............             59,958
       425  Alaska Communications Systems Group,
            Inc.*...................................                782
    15,767  Alexandria Real Estate Equities, Inc....            671,674
       344  Alleghany Corp.*........................             61,060
     5,742  Allied Capital Corp.....................            125,348
       600  American Home Mortgage Holdings, Inc....              6,600
     5,089  Ameritrade Holding Corp.*...............             28,804
       767  Amli Residential Properties Trust.......             16,322
     4,800  Annaly Mortgage Management, Inc.........             90,240
     2,700  Anthracite Capital, Inc.................             29,430
     1,300  Anworth Mortgage Asset Corp.............             16,341
     1,700  Apex Mortgage Capital, Inc..............             11,118
     3,093  Arden Realty, Inc.......................             68,510
     3,277  AvalonBay Communities, Inc..............            128,262
       283  Bancfirst Corp..........................             13,301
       721  Bedford Property Investors, Inc.........             18,522
       300  BKF Capital Group, Inc.*................              5,295
       980  Blackrock, Inc.*........................             38,612
       829  BOK Financial Corp.*....................             26,851
     1,167  Boykin Lodging Co.......................             10,888
     1,459  Brandywine Realty Trust.................             31,821
     2,484  BRE Properties, Inc.....................             77,501
     1,901  Camden Property Trust...................             62,733
     1,221  Capital Automotive REIT.................             28,938
     1,459  Capitol Federal Financial...............             42,019
       539  Capstead Mortgage Corp..................             13,286
     3,077  CarrAmerica Realty Corp.................             77,079
     1,134  CBL & Associates Properties, Inc........             45,417
     3,600  Certegy, Inc.*..........................             88,380

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,726  Champion Enterprises, Inc.*.............  $           7,769
     2,263  Charter Municipal Mortgage Acceptance
            Co......................................             39,308
     1,121  Chateau Communities, Inc................             25,783
     1,618  Chelsea Property Group, Inc.............             53,896
       100  Cherokee, Inc.*.........................              1,460
       900  Clark/Bardes, Inc.*.....................             17,325
       721  Colonial Properties Trust...............             24,471
     1,830  Commercial NET Lease Realty, Inc........             28,054
     2,243  Community First Bankshares..............             59,350
     2,400  Cornerstone Realty Income Trust, Inc....             19,104
       691  Corporate Office Properties Trust.......              9,695
       400  Correctional Properties Trust...........              8,680
     1,878  Cousins Properties, Inc.................             46,387
       709  Credit Acceptance Corp.*................              4,524
    38,469  Crescent Real Estate Equities Co........            640,124
     1,400  Crown American Realty Trust.............             12,880
     3,238  Doral Financial Corp....................             92,607
       825  DVI, Inc.*..............................              6,229
    15,600  E*TRADE Group, Inc.*....................             75,816
     1,292  East-West Bancorp, Inc..................             46,615
       809  Eastgroup Properties, Inc...............             20,630
     3,393  Eaton Vance Corp........................             95,852
     4,456  Edwards (A.G.), Inc.....................            146,870
       938  Entertainment Properties Trust..........             22,062
       443  Equity One, Inc.........................              5,914
       780  Essex Property Trust, Inc...............             39,663
     1,100  FBR Asset Investment Corp...............             37,290
       406  Federal Agricultural Mortgage Corp. -
            Class C*................................             12,440
     2,201  Federal Realty Investment Trust.........             61,892
     2,101  First Industrial Realty Trust...........             58,828
     1,063  Friedman Billings Ramsey Group, Inc.*...              9,950
     5,561  Fulton Financial Corp...................             98,207
       313  Gabelli Asset Management, Inc.*.........              9,403
     1,334  Gables Residential Trust................             33,257
       496  GBC Bancorp/California..................              9,603
     3,539  General Growth Properties...............            184,028
       500  Gladstone Capital Corp..................              8,235
       976  Glenborough Realty Trust, Inc...........             17,392
     1,676  Glimcher Realty Trust...................             29,749
       600  Great Lakes REIT, Inc...................              9,990
     2,563  Greater Bay Bancorp.....................             44,314
       831  Hancock Holding Co......................             37,104
     1,549  Headwaters, Inc.*.......................             24,025
     3,297  Health Care Property Investors, Inc.....            126,275
     2,096  Health Care REIT, Inc...................             56,697
     2,272  Healthcare Realty Trust, Inc............             66,456
     2,993  Highwoods Properties, Inc...............             66,145
     1,463  Home Properties of New York, Inc........             50,400
     3,568  Hospitality Properties Trust............            125,594
     7,383  HRPT Properties Trust...................             60,836
    66,500  Impac Mortgage Holdings, Inc............            764,750
     3,222  IndyMac Mortgage Holdings, Inc.*........             59,575
     1,059  Innkeepers USA Trust....................              8,112
     2,400  Instinet Group, Inc.....................             10,152

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,857  Investment Technology Group, Inc.*......  $          63,883
     1,843  IRT Property Co.........................             21,876
       909  Irwin Financial Corp....................             14,999
     2,869  iStar Financial, Inc....................             80,475
     1,917  JDN Realty Corp.........................             20,991
     1,163  Jefferies Group, Inc....................             48,811
     1,148  John Nuveen Co..........................             29,102
     5,095  Kimco Realty Corp.......................            156,111
    97,398  Knight Trading Group, Inc.*.............            466,536
     1,005  Koger Equity, Inc.......................             15,678
     2,684  Labranche & Co., Inc.*..................             71,502
    12,400  Legg Mason, Inc.........................            601,896
     1,324  Lexington Corporate Properties Trust....             21,052
     4,277  Liberty Property Trust..................            136,607
       500  LSB Bancshares, Inc.....................              8,100
       800  LTC Properties, Inc.....................              5,376
    12,417  Macerich Company (The)..................            381,823
     2,326  Mack-Cali Realty Corp...................             70,478
       992  MAF Bancorp, Inc........................             33,728
       315  Mainsource Financial Group..............              7,563
       780  Manufactured Home Communities...........             23,111
       850  Mid-America Apartment Communities,
            Inc.....................................             20,783
       991  Mid-Atlantic Realty Trust...............             17,243
     1,392  Mid-State Bancshares....................             22,859
     1,280  Mills Corp..............................             37,555
       813  Mission West Properties, Inc............              8,049
     2,584  Nationwide Health Properties, Inc.......             38,579
     3,201  Neuberger Berman, Inc...................            107,201
       900  New Century Financial Corp..............             22,851
     5,398  New Plan Excel Realty Trust.............            103,048
       600  Novastar Financial, Inc.................             18,618
     1,940  Pacific Capital Bancorp.................             49,373
     1,879  Pan Pacific Retail Properties, Inc......             68,640
       825  Pennsylvania Real Estate Investment
            Trust...................................             21,450
       300  Peoples Holding Co. (The)...............             12,225
     1,972  Post Properties, Inc....................             47,131
     1,630  Prentiss Properties Trust...............             46,096
       825  R & G Financial Corp....................             19,181
     2,243  Raymond James Financial Corp............             66,348
     3,110  Reckson Associates Realty...............             65,466
       585  Redwood Trust, Inc......................             16,205
     1,347  Regency Centers Corp....................             43,643
     2,641  Republic Bancorp........................             31,085
     1,563  RFS Hotel Investors, Inc................             16,974
     1,534  Ryland Group, Inc.......................             51,159
       496  Saul Centers, Inc.......................             11,805
     1,600  Saxon Capital, Inc.*....................             20,016
     1,876  Shurgard Storage Centers, Inc...........             58,794
     1,463  SL Green Realty Corp....................             46,231
     2,665  SoundView Technology Group, Inc.*.......              3,998
       625  Sovran Self Storage, Inc................             17,725
     1,363  Summit Properties, Inc..................             24,261
       780  Sun Communities, Inc....................             28,525
       826  SWS Group, Inc..........................             11,201
       213  Tanger Factory Outlet Centers, Inc......              6,603
     1,598  Taubman Centers, Inc....................             25,936
     2,919  Thornbury Mortgage, Inc.................             58,672
       850  Town & Country Trust....................             17,935
     5,200  Trizec Properties, Inc..................             48,828
     6,207  United Dominion Realty Trust............            101,547

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       500  Universal Health Realty Income Trust....  $          13,125
       700  Urstadt Biddle Properties - Class A.....              7,756
        71  Value Line, Inc.........................              3,084
    52,156  Waddell & Reed Financial, Inc...........          1,025,909
     2,575  Weingarten Realty Investors.............             94,915
       611  WFS Financial, Inc.*....................             12,777
       713  Winston Hotels, Inc.....................              5,561
       600  World Acceptance Corp.*.................              4,566
    21,400  WP Stewart & Co., Ltd...................            383,488
                                                      -----------------
                                                             11,810,017
                                                      -----------------
FOOD RETAILERS -- 0.6%
     1,347  7-Eleven, Inc.*.........................             10,103
       100  Arden Group, Inc.*......................              6,052
     1,080  Great Atlantic & Pacific Tea Co.
            (The)*..................................              8,705
       600  Ingles Markets, Inc.....................              6,942
     1,212  Panera Bread Co.*.......................             42,190
    45,547  Pathmark Stores, Inc.*..................            230,923
       200  Penn Traffic Co. (The)*.................                698
       509  Weis Markets, Inc.......................             15,804
     3,010  Whole Foods Market, Inc.*...............            158,717
    80,380  Wild Oats Markets, Inc.*................            829,522
     3,698  Winn-Dixie Stores, Inc..................             56,505
                                                      -----------------
                                                              1,366,161
                                                      -----------------
FOREST PRODUCTS & PAPER -- 0.6%
     2,897  Bemis Co., Inc..........................            143,778
     2,910  Boise Cascade Corp......................             73,390
     2,997  Bowater, Inc............................            125,724
     1,134  Buckeye Technologies, Inc.*.............              6,974
       600  Building Materials Holding Corp.........              8,580
     1,134  Caraustar Industries, Inc.*.............             10,750
       767  Chesapeake Corp.........................             13,691
       283  CSS Industries, Inc.*...................              9,367
       496  Deltic Timber Corp......................             13,243
       200  Drew Industries, Inc.*..................              3,210
       617  Glatfelter (P.H.) Co....................              8,120
     1,300  Graphic Packaging International
            Corp.*..................................              7,332
       696  Greif Brothers Corp.....................             16,565
     2,897  Longview Fibre Co.*.....................             20,945
     6,078  Louisiana-Pacific Corp.*................             48,989
     2,755  Martin Marietta Materials...............             84,468
       200  Modtech Holdings, Inc.*.................              1,940
     3,355  Packaging Corp. of America*.............             61,195
     1,276  Playtex Products, Inc.*.................             12,607
       996  Pope & Talbot, Inc......................             14,203
     1,576  Potlatch Corp...........................             37,635
     1,605  Rayonier, Inc...........................             72,626
       709  Rock-Tenn Co............................              9,557
       696  Schweitzer-Mauduit International,
            Inc.....................................             17,052
       354  Skyline Corp............................             10,443
     5,555  Sonoco Products Co......................            127,376
     1,667  St. Joe Company (The)...................             50,010
     2,584  Temple-Inland, Inc......................            115,789
     1,717  United Stationers, Inc.*................             49,451
       709  Universal Forest Products, Inc..........             15,117
     2,551  Wausau-Mosinee Paper Corp...............             28,622
                                                      -----------------
                                                              1,218,749
                                                      -----------------
HEALTH CARE PROVIDERS -- 4.0%
       709  Abiomed, Inc.*..........................              2,581
     2,494  Accredo Health, Inc.*...................             87,914
       700  Alliance Imaging, Inc.*.................              3,710
       576  American Healthways, Inc.*..............             10,080
     1,505  Ameripath, Inc.*........................             32,358
     1,006  AmSurg Corp.*...........................             20,553

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     5,294  Beverly Enterprises, Inc.*..............  $          15,088
       400  Cobalt Corp.*...........................              5,520
     2,898  Community Health Systems*...............             59,670
    39,676  Cooper Cos., Inc........................            992,694
       424  CorVel Corp.*...........................             15,158
     3,581  Covance, Inc.*..........................             88,057
     2,206  Coventry Health Care, Inc.*.............             64,040
     1,900  Cross Country, Inc.*....................             26,505
       909  Cryolife, Inc.*.........................              6,208
       600  Curative Health Services, Inc.*.........             10,350
     3,270  DaVita, Inc.*...........................             80,671
       456  DIANON Systems, Inc.*...................             21,756
       364  Dynacq International, Inc.*.............              5,230
   173,984  Eclipsys Corp.*.........................            930,814
     5,552  First Health Group Corp.*...............            135,191
     1,600  Genesis Health Ventures, Inc.*..........             24,720
     2,835  Hooper Holmes, Inc......................             17,407
   104,900  Human Genome Sciences, Inc.*............            924,169
     1,859  Idexx Laboratories Corp.*...............             61,905
       850  Impath, Inc.*...........................             16,762
       600  Kindred Healthcare, Inc.*...............             10,891
     2,272  LifePoint Hospital, Inc.*...............             68,003
     5,886  Lincare Holdings, Inc.*.................            186,115
    36,085  Manor Care, Inc.*.......................            671,542
       100  Matria Healthcare, Inc.*................                869
       500  Medcath Corp.*..........................              5,000
    18,414  Mid Atlantic Medical Services, Inc.*....            596,614
     1,276  National Health Investors, Inc..........             20,518
       364  National Healthcare Corp.*..............              6,370
       700  Odyssey Healthcare, Inc.*...............             24,290
       878  Option Care, Inc.*......................              6,989
     2,643  Orthodontic Centers of America*.........             28,835
     1,266  Pediatrix Medical Group, Inc.*..........             50,716
       700  Prime Medical Services, Inc.*...........              6,069
    50,725  Province Healthcare Co.*................            493,554
     1,100  Radiologix, Inc.*.......................              2,541
       828  Rehabcare Corp.*........................             15,798
     2,884  Renal Care Group, Inc.*.................             91,250
     1,000  Select Medical Corp.*...................             13,490
     1,340  Sierra Health Services, Inc.*...........             16,093
    53,402  Silicon Storage Technology, Inc.*.......            215,744
       349  Specialty Laboratories, Inc.*...........              3,371
     1,009  Sunrise Assisted Living, Inc.*..........             25,114
     4,165  Triad Hospitals, Inc.*..................            124,242
     1,100  Unilab Corp.*...........................             20,130
    53,800  United Surgical Partners International,
            Inc.*...................................            840,410
    33,721  Universal Health Services, Inc. - Class
            B*......................................          1,520,817
       400  US Physical Therapy, Inc.*..............              4,460
     1,000  VCA Antech, Inc.*.......................             15,000
     3,348  Ventas, Inc.............................             38,335
                                                      -----------------
                                                              8,782,281
                                                      -----------------
HEAVY CONSTRUCTION -- 0.3%
    83,000  AXCELIS Technologies*...................            465,547
     3,422  Centex Corp.............................            171,784
     1,682  Granite Construction, Inc...............             26,071
       496  Horizon Offshore, Inc.*.................              2,470
       849  Hovnanian Enterprises, Inc. - Class
            A*......................................             26,913
       686  M/I Schottenstein Homes, Inc............             19,071

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       396  McGrath Rentcorp........................  $           9,168
       300  William Lyon Homes, Inc.*...............              6,549
                                                      -----------------
                                                                727,573
                                                      -----------------
HEAVY MACHINERY -- 4.0%
       550  Aaon, Inc.*.............................             10,137
       500  Actuant Corp. - Class A*................             23,225
   131,822  AGCO Corp.*.............................          2,913,266
       100  Alamo Group, Inc........................              1,225
       992  Applied Industrial Technology, Inc......             18,749
       638  Astec Industries, Inc.*.................              6,335
    11,559  Asyst Technologies, Inc.*...............             84,959
       976  Aviall, Inc.*...........................              7,857
     1,192  Briggs & Stratton Corp..................             50,624
    41,784  Brooks-PRI Automation, Inc.*............            478,845
       500  Cascade Corp............................              7,975
       200  Columbus Mckinnon Corp.*................                764
     2,510  Cooper Cameron Corp.*...................            125,048
     1,950  Cummins Engine Co., Inc.................             54,854
       809  Cuno, Inc.*.............................             26,794
     2,455  Dole Food Co............................             79,984
     2,072  Donaldson Co., Inc......................             74,592
     2,443  Dycom Industries, Inc.*.................             32,370
     1,121  Electroglas, Inc.*......................              1,726
       685  Engineered Support Systems, Inc.........             25,112
       691  Flow International Corp.*...............              1,762
     3,130  Flowserve Corp.*........................             46,293
     3,322  FMC Technologies, Inc.*.................             67,868
       996  Gardner Denver, Inc.*...................             20,219
     1,300  Global Power Equipment Group, Inc.*.....              6,409
       385  Gorman-Rupp Co. (The)...................              9,048
     2,523  Graco, Inc..............................             72,284
       664  Hydril Co.*.............................             15,650
     1,647  Idex Corp...............................             53,857
    45,001  Input/Output, Inc.*.....................            191,254
     1,150  Insituform Technologies, Inc.*..........             19,608
       980  Ionics, Inc.*...........................             22,344
     2,500  Joy Global, Inc.*.......................             28,150
       556  Kadant, Inc.*...........................              8,340
     1,547  Kaydon Corp.............................             32,812
     1,847  Kennametal, Inc.........................             63,685
    16,726  Kulicke & Soffa Industries*.............             95,673
     7,328  Lam Research Corp.*.....................             79,142
       354  Lawson Products, Inc....................             10,967
     2,114  Lennox International, Inc...............             26,531
     1,717  Lincoln Electric Holdings, Inc..........             39,749
    90,825  Lindsay Manufacturing Co................          1,943,655
       285  Lufkin Industries, Inc..................              6,683
     1,563  Manitowoc Co............................             39,857
        43  Mestek, Inc.*...........................                771
       759  Milacron, Inc...........................              4,516
     1,392  Modine Manufacturing Co.................             24,611
    16,800  Mohawk Industries, Inc.*................            956,760
     1,147  Nordson Corp............................             28,480
     1,292  Oakley, Inc.*...........................             13,269
       961  Oil States International, Inc.*.........             12,397
     6,528  Pall Corp...............................            108,887
     2,059  Paxar Corp.*............................             30,370
     2,797  Pentair, Inc............................             96,636
     1,963  Presstek, Inc.*.........................              9,049
     1,363  Regal Beloit............................             28,214
       546  Robbins & Myers, Inc....................             10,046
       909  RTI International Metals, Inc.*.........              9,181
       321  Sauer, Inc..............................              2,536
       921  Semitool, Inc.*.........................              5,738

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       567  SPS Technologies, Inc.*.................  $          13,466
     1,347  Stewart & Stevenson Services, Inc.......             19,047
     2,949  SureBeam Corp. - Class A*...............             11,914
     1,883  Sybron Dental Specialties, Inc.*........             27,963
       780  Tecumseh Products Co....................             34,421
       425  Tennant Co..............................             13,855
     2,376  Terex Corp.*............................             26,469
     2,810  Timken Co. (The)........................             53,671
       696  Toro Co.................................             44,474
       800  Tractor Supply Co.*.....................             30,080
     1,221  Ultratech Stepper, Inc.*................             12,013
     1,843  Unova, Inc.*............................             11,058
     3,818  Varian Medical Systems, Inc.*...........            189,373
     1,717  Varian Semiconductor Equipment*.........             40,798
     1,717  Varian, Inc.*...........................             49,261
       992  Watsco, Inc.............................             16,249
       454  Woodward Governor Co....................             19,749
     2,101  YORK International Corp.................             53,723
                                                      -----------------
                                                              8,935,326
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.7%
       300  American Woodmark Corp..................             14,250
     5,649  Apogent Technologies, Inc.*.............            117,499
       780  Applica, Inc.*..........................              3,900
       500  Bassett Furniture Industries, Inc.......              7,160
       639  Beazer Homes USA, Inc.*.................             38,723
       354  Bush Industries, Inc....................              1,713
     5,307  Clayton Homes, Inc.*....................             64,639
       100  Dominion Homes, Inc.*...................              1,425
     1,830  Ethan Allen Interiors, Inc..............             62,897
     2,926  Furniture Brands International, Inc.*...             69,785
     1,447  Harman International Industries, Inc....             86,097
     3,410  HON Industries, Inc.....................             96,435
     2,225  KB Home.................................             95,341
     1,747  Kimball International...................             24,895
     2,922  La-Z-Boy, Inc...........................             70,070
     4,473  Maytag Corp.............................            127,481
     1,094  MDC Holdings, Inc.......................             41,856
       486  Meritage Corp.*.........................             16,354
     4,344  Miller (Herman), Inc....................             79,930
       213  National Presto Industries, Inc.........              6,258
       318  NVR, Inc.*..............................            103,509
       780  Palm Harbor Homes, Inc.*................             13,627
       425  Parkervision, Inc.*.....................              3,468
     2,740  Pulte Corp..............................            131,164
       343  Quixote Corp............................              6,195
       354  Salton, Inc.*...........................              3,405
     1,805  Standard-Pacific Corp...................             44,674
       285  Stanley Furniture Co., Inc.*............              6,626
     1,736  Steelcase, Inc..........................             19,027
     2,442  Toll Brothers, Inc.*....................             49,328
       638  Universal Electronics, Inc.*............              6,214
       220  Virco Manufacturing, Inc................              2,244
     1,559  Walter Industries, Inc..................             16,884
       400  WCI Communities, Inc.*..................              4,080
                                                      -----------------
                                                              1,437,153
                                                      -----------------
HOUSEHOLD PRODUCTS -- 0.3%
       413  CoorsTek, Inc.*.........................             10,552
     1,117  Fossil, Inc.*...........................             22,720
     4,331  Gentex Corp.*...........................            137,033
     1,647  Lancaster Colony Corp...................             64,365
       809  Libbey, Inc.............................             21,034
       567  Oneida Ltd..............................              6,254

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     6,420  Owens-Illinois, Inc.*...................  $          93,604
     6,578  RPM, Inc. of Ohio.......................            100,512
       850  Simpson Manufacturing Co., Inc.*........             27,965
     3,122  Snap-On, Inc............................             87,759
       496  Standex International Corp..............             11,825
     2,714  Valspar Corp............................            119,905
                                                      -----------------
                                                                703,528
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 1.0%
     1,830  Blyth Industries, Inc...................             48,971
       612  Daktronics, Inc.*.......................              8,189
     1,338  FEI Co.*................................             20,458
       850  Hexcel Corp.*...........................              2,550
     4,599  Identix, Inc.*..........................             23,685
       713  Lydall, Inc.*...........................              8,093
       383  Nacco Industries........................             16,764
       600  NN, Inc.................................              5,994
       500  Osmonics, Inc.*.........................              8,470
    64,544  Phelps Dodge Corp.*.....................          2,042,818
       823  Shuffle Master, Inc.*...................             15,728
     1,292  Symyx Technologies*.....................             16,266
     1,292  WMS Industries, Inc.*...................             19,354
     1,538  Yankee Candle Co., Inc. (The)*..........             24,608
     1,563  Zomax, Inc.*............................              6,643
                                                      -----------------
                                                              2,268,591
                                                      -----------------
INDUSTRIAL MACHINE
 SERVICES -- 0.3%
    17,900  Fastenal Co.............................            669,281
                                                      -----------------
INSURANCE -- 5.5%
     1,817  21st Century Insurance Group............             22,749
     2,002  Alfa Corp...............................             24,046
     3,039  Allmerica Financial Corp.*..............             30,694
     1,730  American Financial Group, Inc...........             39,911
       300  American Medical Security Group,
            Inc.*...................................              4,194
       625  American National Insurance.............             51,263
       600  American Physicians Capital, Inc.*......             11,286
       600  Amerigroup Corp.*.......................             18,186
     2,342  AmerUs Group Co.........................             66,208
     1,109  Argonaut Group, Inc.....................             16,358
       296  Baldwin & Lyons, Inc....................              6,974
    38,684  Brown & Brown, Inc......................          1,250,267
       300  Centene Corp.*..........................             10,077
       400  Ceres Group, Inc.*......................                768
     1,122  Citizens, Inc.*.........................              8,415
     1,334  Commerce Group, Inc.....................             50,012
     1,701  Crawford & Co...........................              8,505
       709  Delphi Financial Group..................             26,914
       200  EMC Insurance Group, Inc................              3,574
     1,306  Erie Indemnity Co.......................             47,356
       496  FBL Financial Group, Inc................              9,657
     5,240  Fidelity National Financial, Inc........            172,029
       200  Financial Industries Corp...............              2,848
    26,581  First American Financial Corp...........            590,098
       200  FPIC Insurance Group, Inc.*.............              1,380
     3,439  Fremont General Corp....................             15,441
    61,315  Gallagher A J & Co......................          1,801,435
       283  Great American Financial Resources,
            Inc.....................................              4,868
     1,667  Harleysville Group, Inc.................             44,059
     3,526  HCC Insurance Holdings, Inc.............             86,740
       985  HealthExtras, Inc.*.....................              3,989

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    23,674  Hilb, Rogal & Hamilton Co., Office of...  $         968,267
     2,014  Horace Mann Educators Corp..............             30,875
    73,871  Humana, Inc.*...........................            738,710
       100  Independence Holding Co.................              2,147
       754  Insurance Auto Auctions, Inc.*..........             12,509
    33,300  IPC Holdings Ltd.*......................          1,050,282
       322  Kansas City Life Insurance Co...........             12,204
       295  LabOne, Inc.*...........................              5,227
       938  LandAmerica Financial Group, Inc........             33,252
     1,930  Leucadia National Corp..................             72,008
       909  Liberty Corp............................             35,269
       465  Markel Corp.*...........................             95,558
        21  MEEMIC Holdings, Inc.*..................                608
     1,405  Mercury General Corp....................             52,800
       366  Midland Co. (The).......................              6,954
     2,568  Mony Group, Inc.........................             61,478
       112  National Western Life Insurance Co. -
            Class A*................................             10,752
       200  Navigators Group, Inc. (The)*...........              4,590
        43  NYMAGIC, Inc.*..........................                836
     1,000  Odyssey Re Holdings Corp................             17,700
     2,835  Ohio Casualty Corp.*....................             36,713
     1,976  Pacificare Health Systems*..............             55,526
    41,300  PartnerRe Ltd...........................          2,140,166
       983  Philadelphia Consolidated Holding
            Corp.*..................................             34,798
    51,700  Phoenix Cos., Inc. (The)................            392,920
       567  Pico Holdings, Inc.*....................              7,508
     7,600  Platinum Underwriters Holdings Ltd.*....            200,260
     1,480  PMA Capital Corp........................             21,208
     1,041  Presidential Life Corp..................             10,337
     1,294  ProAssurance Corp.*.....................             27,174
     3,951  Protective Life Corp....................            108,732
       980  Reinsurance Group of America............             26,538
       708  RLI Corp................................             19,753
     1,434  Selective Insurance Group...............             36,108
     1,617  Stancorp Financial Group................             78,990
       496  State Auto Financial Corp...............              7,688
       925  Stewart Information Services Corp.*.....             19,786
       438  Triad Guaranty, Inc.*...................             16,145
     2,159  UICI*...................................             33,572
       385  United Fire & Causualty Co..............             12,878
     2,006  Universal American Financial Corp.*.....             11,673
     1,591  Vesta Insurance Group, Inc..............              4,375
    26,100  WellChoice, Inc.*.......................            625,095
    15,125  WR Berkley Corp.........................            599,101
       425  Zenith National Insurance Corp..........              9,996
                                                      -----------------
                                                             12,179,367
                                                      -----------------
LODGING -- 0.5%
       643  Ameristar Casinos, Inc.*................              9,066
     1,717  Aztar Corp.*............................             24,519
     1,310  Choice Hotels International, Inc.*......             29,737
    87,284  Equity Inns, Inc........................            525,450
       354  Excel Technology, Inc.*.................              6,333
     4,189  Extended Stay America, Inc.*............             61,788
    13,514  Host Marriott Corp.*....................            119,599
       992  Isle of Capri Casinos, Inc.*............             13,134
     2,351  Mandalay Resort Group*..................             71,964
       992  Marcus Corp.............................             14,086

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       200  Monarch Casino & Resort, Inc.*..........  $           2,746
    15,611  Park Place Entertainment Corp.*.........            131,132
     1,363  Pegasus Systems, Inc.*..................             13,671
     2,268  Prime Hospitality Corp.*................             18,484
     1,788  Station Casinos, Inc.*..................             31,648
       389  Vail Resorts, Inc.*.....................              5,901
     9,300  Wyndham International, Inc.*............              2,139
                                                      -----------------
                                                              1,081,397
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.3%
       858  Acacia Technologies*....................              2,068
       200  Acme Communications, Inc.*..............              1,594
     4,100  Allegiance Telecom, Inc.*...............              2,747
     3,606  American Greetings Corp.*...............             56,975
     1,405  Banta Corp..............................             43,934
       300  Beasley Broadcast Group, Inc.-Class A*..              3,588
     5,023  Belo (A.H.) Corp........................            107,090
     7,377  Cablevision Systems Corp.*..............            123,491
     6,900  Charter Communications, Inc. - ClassA*..              8,142
     2,017  COX Radio, Inc.*........................             46,008
     1,425  Crown Media Holdings, Inc.*.............              3,221
     1,701  Cumulus Media, Inc.*....................             25,226
     2,130  Emmis Communications Corp. - Class A*...             44,368
     2,005  Entercom Communications Corp.*..........             94,075
    77,025  Entravision Communications Corp.*.......            768,710
       300  Fisher Communications, Inc..............             15,816
       500  Gray Television, Inc....................              5,925
     3,214  Harte-Hanks Communications..............             60,005
     3,400  Hispanic Broadcasting Corp.*............             69,870
     3,001  Hollinger International, Inc............             30,490
       625  Information Holdings, Inc.*.............              9,700
     2,172  Insight Communications*.................             26,889
     1,384  Journal Register Co.*...................             24,608
     2,384  Lee Enterprises.........................             79,912
     1,000  LIN Television Corp. - Class A*.........             24,350
       425  Lodgenet Entertainment Corp.*...........              4,539
       496  Martha Stewart Living Omnimedia*........              4,896
       850  Mastec, Inc.*...........................              2,508
     1,050  McClatchy Co............................             59,567
       650  Media General, Inc. - Class A...........             38,968
     3,121  Mediacom Communications Corp.*..........             27,496
     2,361  Meredith Corp...........................             97,061
       780  Playboy Enterprises*....................              7,901
     2,683  Price Communications Corp.*.............             37,106
     7,523  Primedia, Inc.*.........................             15,497
       700  Private Media Group, Inc.*..............              2,275
       454  Pulitzer, Inc...........................             20,407
    20,100  Radio One, Inc. - Class D*..............            290,043
    88,107  Readers Digest Association..............          1,330,416
     1,134  Regent Communications, Inc.*............              6,702
     1,547  RH Donnelley Corp.*.....................             45,343
       820  Saga Communications, Inc.*..............             15,580
       463  Salem Communications Corp. - Class A*...             11,561
     1,776  Scholastic Corp.*.......................             63,847
     1,793  Sinclair Broadcast Group, Inc.*.........             20,853

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    24,417  Spanish Broadcasting System, Inc.*......  $         175,802
    38,500  Thomas Nelson, Inc.*....................            385,770
       567  Tivo, Inc.*.............................              2,954
     1,201  Valuevision International, Inc.*........             17,991
     2,455  Wiley (John) & Sons.....................             58,945
    48,467  Young Broadcasting, Inc.*...............            638,310
                                                      -----------------
                                                              5,061,140
                                                      -----------------
MEDICAL & BIO-TECHNOLOGY -- 0.2%
       478  Acacia Research Corp. - CombiMatrix*....              1,673
       800  Applied Molecular Evolution, Inc.*......              1,640
     2,839  Bio-Technology General Corp.*...........              9,088
     2,316  Corixa Corp.*...........................             14,799
     1,213  Diversa Corp.*..........................             10,978
     2,125  Exelixis, Inc.*.........................             17,000
       600  Harvard Bioscience, Inc.*...............              1,979
    59,825  Lexicon Genetics, Inc.*.................            282,972
     1,400  Quidel Corp.*...........................              4,857
     2,000  VitalWorks, Inc.*.......................              7,700
                                                      -----------------
                                                                352,686
                                                      -----------------
MEDICAL SUPPLIES -- 4.0%
       364  1-800 CONTACTS, Inc.*...................             10,035
     9,525  Acterna Corp.*..........................              1,524
       896  Advanced Energy Industries, Inc.*.......             11,397
       485  Advanced Neuromodulation Systems,
            Inc.*...................................             17,024
       900  Aksys, Ltd.*............................              4,770
       800  ALARIS Medical, Inc.*...................              4,880
     2,400  Align Technology, Inc.*.................              6,626
    54,706  American Medical System Holdings,
            Inc.*...................................            886,784
   228,722  Applera Corp. - Applied Biosystems
            Group*..................................          2,184,295
       594  Arrow International, Inc................             24,158
     1,121  Arthrocare Corp.*.......................             11,042
        64  August Technology Corp.*................                324
       850  Avigen, Inc.*...........................              4,854
     2,897  Bausch & Lomb, Inc......................            104,292
     3,310  Beckman Coulter, Inc....................             97,711
       549  BEI Technologies, Inc...................              6,143
       567  Biosite Diagnostics, Inc.*..............             19,289
       659  Bruker Daltonics, Inc.*.................              3,203
       400  Cantel Medical Corp.*...................              5,064
     3,100  Cardiac Science, Inc.*..................              6,851
     1,205  Cardiodynamics International Corp.*.....              3,699
     1,300  Cepheid, Inc.*..........................              6,627
       625  Cerus Corp.*............................             13,438
       700  Cholestech Corp.*.......................              4,872
    23,854  Closure Medical Corp.*..................            249,990
     1,605  Coherent, Inc.*.........................             32,020
       691  Cole National Corp.*....................              7,877
       900  Conceptus, Inc.*........................             10,782
     1,575  Conmed Corp.*...........................             30,854
     2,968  CR Bard, Inc............................            172,144
     3,510  Credence Systems Corp.*.................             32,748
     1,238  Cyberonics*.............................             22,779
     1,976  Cymer, Inc.*............................             63,726
       696  Datascope Corp..........................             17,262
     1,500  deCODE GENETICS, Inc.*..................              2,775
     3,821  Dentsply International, Inc.............            142,141
    22,734  Diagnostic Products Corp................            877,987
       992  Dionex Corp.*...........................             29,433
   120,800  DJ Orthopedics, Inc.*...................            454,208
     3,222  Edwards Lifesciences Corp.*.............             82,064
       800  Endocardial Solutions, Inc.*............              2,704
     1,000  Endocare, Inc.(b).......................              3,440

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       849  FLIR Systems, Inc.*.....................  $          41,431
     1,700  Genzyme Corp.*..........................              4,335
     1,071  Haemonetics Corp.*......................             22,984
     1,100  Hanger Orthopedic Group, Inc.*..........             14,465
       500  HealthTronics Surgical Services,
            Inc.*...................................              4,006
     2,292  Henry Schein, Inc.*.....................            103,140
       596  ICU Medical, Inc.*......................             22,231
       896  Igen International, Inc.*...............             38,394
       425  II-VI, Inc.*............................              6,826
       913  Illumina, Inc.*.........................              3,077
       796  Inamed Corp.*...........................             24,517
     1,085  Integra LifeSciences Holdings Corp.*....             19,150
       704  Intermagnetics General Corp.*...........             13,827
     1,200  Interpore International*................              7,680
     1,500  Intuitive Surgical, Inc.*...............              9,240
     1,534  Invacare Corp...........................             51,082
       700  Inverness Medical Innovations, Inc.*....              9,205
       700  Invision Technologies, Inc.*............             18,452
     3,003  Invitrogen Corp.*.......................             93,964
     2,143  Ixia*...................................              7,822
       354  Keithley Instruments, Inc...............              4,425
       500  Kensey Nash Corp.*......................              9,135
       300  Kyphon, Inc.*...........................              2,562
       343  LeCroy Corp.*...........................              3,807
       200  Lifecore Biomedical, Inc.*..............              1,716
       328  Med-Design Corp. (The)*.................              2,624
       500  MedSource Technologies, Inc.*...........              3,245
     1,063  Mentor Corp.............................             40,926
       200  Meridian Medical Tech, Inc.*............              8,880
       700  Merit Medical Systems, Inc.*............             13,944
     2,021  Mettler-Toledo International, Inc.*.....             64,793
     2,755  Millipore Corp.*........................             93,670
       425  Mine Safety Appliances Co...............             13,706
     1,493  MKS Instruments, Inc.*..................             24,530
     1,055  MTS Systems Corp........................             10,571
       513  Nanometrics, Inc.*......................              2,149
     2,215  Newport Corp.*..........................             27,820
       880  Ocular Sciences, Inc.*..................             13,658
     1,800  OrthoLogic Corp.*.......................              6,498
     2,826  Patterson Dental Co.*...................            123,609
       896  Photon Dynamics, Inc.*..................             20,429
       625  PolyMedica Industries, Inc.*............             19,275
       800  Possis Medical, Inc.*...................             14,400
     1,392  Priority Healthcare Corp.*..............             32,294
     4,018  PSS World Medical, Inc.*................             27,483
       200  Q-Med, Inc.*............................              1,252
     1,747  ResMed, Inc.*...........................             53,406
    41,159  Respironics, Inc.*......................          1,252,510
       600  Rita Medical Systems, Inc.*.............              3,030
     1,547  Roper Industries, Inc...................             56,620
    17,167  SangStat Medical Corp.*.................            193,987
     1,140  Sola International, Inc.*...............             14,820
       783  SonoSite, Inc.*.........................             10,234
     4,018  Steris Corp.*...........................             97,437
     2,243  Techne Corp.*...........................             64,078
     1,792  Theragenics Corp.*......................              7,222
     1,300  Therasense, Inc.*.......................             10,855
     9,500  Thermo Electron Corp.*..................            191,140
     2,778  Thoratec Laboratories Corp.*............             21,196
     1,134  TriPath Imaging, Inc.*..................              3,039
       549  Urologix, Inc.*.........................              1,817
     1,563  Veeco Instruments, Inc.*................             18,068
       725  Ventana Medical Systems, Inc.*..........             16,711

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,500  Viasys Healthcare, Inc.*................  $          22,335
     2,510  Visx, Inc.*.............................             24,046
     1,900  Vivus, Inc.*............................              7,087
     1,000  White Electronic Designs*...............              7,650
       900  Wright Medical Group, Inc.*.............             15,713
       709  X-Rite, Inc.............................              4,956
       100  Young Innovations, Inc.*................              2,327
       425  Zoll Medical Corp.*.....................             15,160
                                                      -----------------
                                                              8,892,509
                                                      -----------------
METALS -- 3.5%
   191,885  AK Steel Holding Corp.*.................          1,535,080
     4,602  Allegheny Technologies, Inc.............             28,670
    11,310  Alliant Techsystems, Inc.*..............            705,179
        43  AM Castle & Co.*........................                196
     2,030  Aptargroup, Inc.........................             63,417
     1,363  Belden, Inc.............................             20,745
       709  Brush Engineered Materials, Inc.*.......              3,900
       385  Butler Manufacturing Co.................              7,450
       921  Carpenter Technology Corp...............             11,466
       638  Century Aluminum Co.....................              4,728
       428  CIRCOR International, Inc...............              6,805
       354  Cleveland-Cliffs, Inc.*.................              7,027
     1,404  Commercial Metals Co....................             22,801
    59,997  Commscope, Inc.*........................            473,976
     2,810  Crane Co................................             56,003
       613  Curtiss-Wright Corp.....................             39,122
       649  Encore Wire Corp.*......................              5,873
     4,157  Freeport-McMoRan Copper & Gold, Inc.*...             69,754
     1,634  General Cable Corp......................              6,209
       354  Gibraltar Steel Corp....................              6,740
    89,900  Glamis Gold Ltd.*.......................          1,019,466
     1,247  Griffon Corp.*..........................             16,984
       354  Gulf Island Fabrication, Inc.*..........              5,753
     2,172  Harsco Corp.............................             69,265
     4,300  Hecla Mining Co.*.......................             21,758
     2,851  Hubbell, Inc............................            100,184
       900  Imco Recycling, Inc.*...................              7,317
     1,200  Intermet Corp...........................              5,040
    15,100  IPSCO, Inc..............................            151,000
       406  Ladish Co., Inc.*.......................              3,272
       300  Liquidmetal Technologies*...............              3,084
    52,063  Lone Star Technologies, Inc.*...........            775,218
       600  Material Sciences Corp.*................              7,764
     1,676  Matthews International Corp.............             37,427
     1,988  Maverick Tube Corp.*....................             25,904
    25,500  Meridian Gold, Inc.*....................            449,565
       767  Mobile Mini, Inc.*......................             12,019
     1,559  Mueller Industries, Inc.*...............             42,483
       921  NCI Building Systems, Inc.*.............             20,096
    31,500  North American Palladium Ltd.*..........            109,620
       300  Northwest Pipe Co.*.....................              5,190
       709  NS Group, Inc.*.........................              4,623
     1,300  Oregon Steel Mills, Inc.*...............              5,226
     1,363  Polaris Industries, Inc.................             79,872
     2,768  Precision Castparts Corp................             67,124
       896  Quanex Corp.............................             30,016
     1,321  Reliance Steel & Aluminum Co............             27,530
       528  Roanoke Electric Steel Corp.............              5,016
       700  Royal Gold, Inc.........................             17,445
     1,350  Ryerson Tull, Inc.......................              8,235
       100  Schnitzer Steel Industries, Inc.........              2,002
     2,330  Shaw Group, Inc. (The)*.................             38,329
       934  Southern Peru Copper Corp...............             13,450
     1,784  Steel Dynamics, Inc.*...................             21,462
     2,101  Stillwater Mining Co....................             11,345

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       921  Sturm Ruger & Co., Inc..................  $           8,814
     1,121  Texas Industries, Inc...................             27,240
     3,559  Tower Automotive, Inc.*.................             16,016
     1,475  Tredegar Corp...........................             22,125
        21  Tremont Corp............................                626
    97,415  United States Steel Corp................          1,278,085
       709  Watts Industries, Inc...................             11,160
        71  Wesco Financial Corp....................             22,006
     3,677  Worthington Industries, Inc.............             56,037
                                                      -----------------
                                                              7,737,334
                                                      -----------------
MISCELLANEOUS -- 0.1%
       638  Advanced Marketing Services, Inc........              9,379
     1,755  Boyd Gaming Corp.*......................             24,658
       780  Casella Waste Systems, Inc.*............              6,934
       891  Daisytek International Corp.*...........              7,066
       600  Department 56, Inc.*....................              7,740
     2,038  DIMON, Inc..............................             12,228
     1,421  Handleman Co.*..........................             16,342
       625  Russ Berrie & Co., Inc..................             21,113
     1,216  SCP Pool Corp.*.........................             35,507
       328  Wackenhut Corrections Corp.*............              3,644
                                                      -----------------
                                                                144,611
                                                      -----------------
OFFICE EQUIPMENT -- 0.0%
     8,262  IKON Office Solutions, Inc..............             59,073
                                                      -----------------
OIL & GAS -- 3.3%
       664  3TEC Energy Corp.*......................              9,422
     3,039  AGL Resources, Inc......................             73,848
    10,089  Ashland, Inc............................            287,839
     2,401  Atmos Energy Corp.......................             55,991
       425  Atwood Oceanics, Inc.*..................             12,793
     1,009  Berry Petroleum Co......................             17,203
     1,817  Brown (Tom), Inc.*......................             45,607
     2,076  CAL Dive International, Inc.*...........             48,786
       496  Cascade Natural Gas Corp................              9,920
     7,712  Chesapeake Energy Corp..................             59,691
       709  CNA Surety Corp.........................              5,566
     1,550  Comstock Resources, Inc.*...............             14,400
     1,300  Denbury Resources, Inc.*................             14,690
       425  Dril-Quip*..............................              7,183
    15,500  Dynegy, Inc.............................             18,290
       634  Encore Acquisition Co.*.................             11,678
     1,976  Energen Corp............................             57,502
     1,128  Energy Partners Ltd.*...................             12,070
       300  EnergySouth, Inc........................              8,460
     3,605  Equitable Resources, Inc................            126,319
       900  Exploration Co. of Delaware (The)*......              2,682
     1,505  Frontier Oil Corp.......................             25,916
     1,900  Harvest Natural Resources, Inc.*........             12,255
       486  Holly Corp..............................             10,619
       554  Houston Exploration Co.*................             16,952
     6,207  Key Energy Group*.......................             55,677
     1,050  Laclede Group, Inc. (The)...............             25,410
     2,810  Magnum Hunter Resources, Inc.*..........             16,720
       100  Marine Products Corp....................                985
     4,077  MDU Resources Group, Inc................            105,227
     4,244  National Fuel Gas Co....................             87,978
     1,470  New Jersey Resources....................             46,437
    17,443  Newfield Exploration Co.*...............            628,820
    25,181  Noble Energy, Inc.......................            945,547
     1,405  Northwest Natural Gas Co................             38,019
       867  NUI Corp................................             14,964
     2,951  ONEOK, Inc..............................             56,659
     1,333  Patina Oil & Gas Corp...................             42,189

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,055  Patterson-UTI Energy, Inc.*.............  $         122,339
       483  Penn Virginia Corp......................             17,557
     1,100  PetroQuest Energy, Inc.*................              4,565
     1,617  Piedmont Natural Gas Co.................             57,161
     1,367  Plains Resources, Inc.*.................             16,199
    40,900  Premcor, Inc.*..........................            909,207
     6,082  Pride International, Inc.*..............             90,622
       425  Prima Energy Corp.*.....................              9,503
     4,444  Questar Corp............................            123,632
       406  Quicksilver Resources, Inc.*............              9,107
     2,368  Range Resources Corp.*..................             12,787
     1,170  Remington Oil & Gas Corp.*..............             19,200
       734  Resource America, Inc. - Class A........              6,614
       521  RPC, Inc................................              6,044
    29,986  Seacor Smit, Inc.*......................          1,334,377
       992  Semco Energy, Inc.......................              6,051
       696  South Jersey Industries, Inc............             22,982
     2,390  Southern Union Co.*.....................             39,435
     1,947  Southwest Gas Corp......................             45,657
     1,134  Southwestern Energy Co.*................             12,984
     1,576  St. Mary Land & Exploration Co..........             39,400
     1,133  Stone Energy Corp.*.....................             37,797
     3,656  Sunoco, Inc.............................            121,306
     2,484  Superior Energy Services, Inc.*.........             20,369
    43,759  Tesoro Petroleum Corp.*.................            197,791
       849  TETRA Technologies, Inc.*...............             18,143
       992  Transmontaigne, Inc.*...................              4,603
       983  Universal Compression Holdings*.........             18,805
    26,191  Varco International, Inc.*..............            455,723
     3,677  Vectren Corp............................             84,571
     2,455  Vintage Petroleum, Inc..................             25,900
     1,200  W-H Energy Services, Inc.*..............             17,508
       796  WD-40 Co................................             21,030
       966  Westport Resources Corp.*...............             20,093
     2,655  WGL Holdings, Inc.......................             63,508
     6,628  XTO Energy, Inc.........................            163,712
                                                      -----------------
                                                              7,206,596
                                                      -----------------
OIL & GAS DISTRIBUTION -- 0.1%
       506  NATCO Group, Inc.*......................              3,178
     2,555  NICOR, Inc..............................             86,947
     2,053  Peoples Energy Corp.....................             79,348
     1,050  Western Gas Resources, Inc..............             38,693
                                                      -----------------
                                                                208,166
                                                      -----------------
OIL & GAS EXPLORATION -- 3.4%
     1,534  Cabot Oil & Gas Corp. - Class A.........             38,013
     1,138  Evergreen Resources, Inc.*..............             51,039
     1,762  Forrest Oil Corp.*......................             48,719
     5,219  Grant Prideco, Inc.*....................             60,749
     9,609  Grey Wolf, Inc.*........................             38,340
     1,680  Meridian Resource Corp. (The)*..........              1,512
     4,668  National-Oilwell, Inc.*.................            101,949
   209,367  Nuevo Energy Co.*.......................          2,323,974
    47,100  Ocean Energy, Inc.......................            940,587
    88,063  Oceaneering International, Inc.*........          2,178,679
    53,065  Pioneer Natural Resources Co.*..........          1,339,891
     1,367  Plains Exploration & Production Co.*....             13,328
    11,372  Pogo Producing Co.......................            423,607
     1,196  Spinnaker Exploration Co.*..............             26,372
     1,263  Swift Energy Co.*.......................             12,213
                                                      -----------------
                                                              7,598,972
                                                      -----------------
OIL & GAS FIELD SERVICES -- 0.8%
     3,048  Global Industries Ltd.*.................             12,710

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,789  Hanover Compressor Co.*.................  $          25,603
     2,910  Helmerich & Payne, Inc..................             81,218
     4,089  Newpark Resources, Inc.*................             17,787
     5,173  Parker Drilling Co.*....................             11,484
    61,385  Rowan Co., Inc..........................          1,393,440
     2,981  Tidewater, Inc..........................             92,709
     2,559  Unit Corp.*.............................             47,469
     1,547  Veritas DGC, Inc.*......................             12,221
                                                      -----------------
                                                              1,694,641
                                                      -----------------
PHARMACEUTICALS -- 4.5%
     4,118  Abgenix, Inc.*..........................             30,350
     1,755  Adolor Corp.*...........................             24,412
     1,080  Albany Molecular Research, Inc.*........             15,974
       938  Alexion Pharmaceuticals, Inc.*..........             13,245
     3,481  Alkermes, Inc.*.........................             21,826
     1,300  Allos Therapeutics, Inc.*...............              9,776
     2,150  Allscripts Healthcare Solutions,
            Inc.*...................................              5,139
     1,576  Alpharma, Inc...........................             18,770
       500  American Pharmacuetical Partners,
            Inc.*...................................              8,900
     3,251  Amylin Pharmaceuticals, Inc.*...........             52,471
     3,600  Andrx Group*............................             52,812
     1,242  Antigenics, Inc.*.......................             12,718
       896  Aphton Corp.*...........................              3,450
     1,200  Arena Pharmaceuticals, Inc.*............              7,812
     1,063  Ariad Pharmaceuticals, Inc.*............              2,466
     1,000  ArQule, Inc.*...........................              3,050
    57,300  Array BioPharma, Inc.*..................            318,015
     1,400  Atherogenics, Inc.*.....................             10,374
     1,070  Atrix Laboratories, Inc.*...............             16,413
     3,200  AVANIR Pharmaceuticals - Class A*.......              3,200
     1,550  Barr Laboratories, Inc.*................            100,890
       700  Bentley Pharmaceuticals, Inc.*..........              5,635
     2,009  BioMarin Pharmaceuticals, Inc.*.........             14,163
       967  Biopure Corp.*..........................              3,597
       600  Bradley Pharmaceuticals - Class A*......              7,818
    61,031  Celgene Corp.*..........................          1,310,336
     1,788  Cell Genesys, Inc.*.....................             19,938
     1,888  Cell Therapeutics, Inc.*................             13,726
     2,576  Charles River Laboratories
            International, Inc.*....................             99,124
       749  CIMA Labs, Inc.*........................             18,119
       992  Columbia Laboratories, Inc.*............              3,333
     1,417  Connetics Corp.*........................             17,032
     1,505  Cubist Pharmaceuticals, Inc.*...........             12,386
       700  D&K Healthcare Resources, Inc...........              7,169
       496  Digene Corp.*...........................              5,684
       976  Durect Corp.*...........................              1,972
       400  Embrex, Inc.*...........................              4,451
     2,243  Enzon Pharmaceuticals, Inc.*............             37,503
       600  Eon Labs, Inc.*.........................             11,346
       700  Epix Medical, Inc.*.....................              5,061
     1,900  Esperion Therapeutics, Inc.*............             13,505
     1,296  First Horizon Pharmaceutical Corp.*.....              9,691
     2,180  Genta, Inc.*............................             16,764
       921  Geron Corp.*............................              3,316
     7,600  Gilead Sciences, Inc.*..................            258,400
     1,476  Guilford Pharmaceuticals, Inc.*.........              5,874

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31,
2002 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,644  ICN Pharmaceuticals, Inc................  $          50,666
     1,634  ILEX Oncology, Inc.*....................             11,536
     3,296  ImClone Systems, Inc.*..................             35,007
       600  Immucor, Inc.*..........................             12,150
     2,059  Immunomedics, Inc.*.....................              9,513
     1,691  Impax Laboratories, Inc.*...............              6,781
     1,761  Indevus Pharmaceuticals, Inc.*..........              3,767
   224,472  Inhale Therapeutic Systems, Inc.*.......          1,813,734
     1,483  InterMune, Inc.*........................             37,831
     8,700  IVAX Corp.*.............................            105,531
       238  Kos Pharmaceuticals, Inc.*..............              4,522
     1,200  KV Pharmaceutical Co.*..................             27,840
     2,355  La Jolla Pharmaceutical Co.*............             15,308
       300  Lannett Co., Inc.*......................              4,914
   111,739  Ligand Pharmaceuticals, Inc.*...........            600,038
     1,180  Martek Biosciences Corp.*...............             29,547
   291,760  Medarex, Inc.*..........................          1,152,452
     1,349  Medicines Co. (The)*....................             21,611
     1,617  Medicis Pharmaceutical Corp. - Class
            A*......................................             80,316
     1,309  MGI Pharma, Inc.*.......................              9,490
     2,288  Nabi Biopharmaceuticals*................             14,186
     1,198  NaPro BioTherapeutics, Inc.*............                791
       100  Nastech Pharmaceutical Co., Inc.*.......                855
       549  Nature's Sunshine Products, Inc.........              5,331
     2,092  NBTY, Inc.*.............................             36,777
       625  Neose Technologies, Inc.*...............              5,400
     1,121  Noven Pharmaceuticals, Inc.*............             10,347
     1,534  NPS Pharmaceuticals, Inc.*..............             38,611
     2,584  NU Skin Enterprises, Inc................             30,930
     4,711  Omnicare, Inc...........................            112,263
       949  Onyx Pharmaceuticals, Inc.*.............              5,514
     1,270  OraSure Technologies, Inc.*.............              6,922
     1,947  OSI Pharmaceuticals, Inc.*..............             31,931
     1,134  Pain Therapeutics, Inc.*................              2,710
     1,134  Parexel International Corp.*............             12,463
       549  Penwest Pharmaceuticals Co.*............              5,819
     5,777  Peregrine Pharmaceuticals, Inc.*........              4,506
     3,348  Perrigo Co.*............................             40,678
     2,715  Pharmaceutical Product Development,
            Inc.*...................................             79,468
     1,055  Pharmaceutical Resources, Inc.*.........             31,439
       976  POZEN, Inc.*............................              5,026
     2,554  Praecis Pharmaceuticals*................              8,301
       528  Progenics Pharmeceuticals, Inc.*........              3,516
    41,928  Protein Design Labs, Inc.*..............            356,388
   203,800  QLT PhotoTherapeutics, Inc.*............          1,740,044
     1,500  Ribapharm, Inc.*........................              9,825
     1,000  Salix Pharmaceuticals Ltd.*.............              6,990
     2,653  Scios, Inc.*............................             86,435
     4,200  Sepracor, Inc.*.........................             40,614
     1,191  Serologicals Corp.*.....................             13,101
     4,343  SICOR, Inc.*............................             68,837
     4,096  Sigma-Aldrich Corp......................            199,475
       992  SuperGen, Inc.*.........................              3,601
     1,154  Tanox, Inc.*............................             10,444
     2,672  Texas Biotech Corp.*....................              3,741
     1,621  Transkaryotic Therapies, Inc.*..........             16,048
     2,988  Triangle Pharmaceuticals, Inc.*.........             17,749
     2,196  Tularik, Inc.*..........................             16,382

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002
(continued)

Shares                                                      Value
-----------------------------------------------------------------------
       938  United Therapeutics Corp.*..............  $          15,665
     1,198  Versicor, Inc.*.........................             12,926
     3,908  Vertex Pharmaceuticals, Inc.*...........             61,942
       850  Vical, Inc.*............................              2,950
     5,800  Watson Pharmaceutical, Inc.*............            163,966
       796  West Pharmaceutical Services, Inc.......             19,422
       900  Women First HealthCare, Inc.*...........              4,105
       800  Zymogenetics, Inc.*.....................              7,920
                                                      -----------------
                                                             10,042,914
                                                      -----------------
REAL ESTATE -- 0.9%
       900  Acadia Realty Trust.....................              6,678
       142  Alexander's, Inc.*......................              9,166
     4,818  AMB Property Corp.......................            131,820
       800  Associated Estates Realty Corp..........              5,400
       200  Avatar Holdings, Inc.*..................              4,600
     4,549  Catellus Development Corp.*.............             90,298
       600  Center Trust, Inc.......................              4,680
     1,363  Centerpoint Properties Corp.............             77,895
     1,636  Corrections Corp. of America*...........             28,057
     3,199  Developers Diversified Realty Corp......             70,346
     2,597  Felcor Lodging Trust, Inc. REIT.........             29,710
     1,363  Forest City Enterprises, Inc............             45,456
       806  Getty Realty Corp.......................             15,274
     1,000  Heritage Property Investment Trust,
            Inc.....................................             24,970
     1,009  Insignia Financial Group, Inc.*.........              7,315
     1,500  Investors Real Estate Trust.............             14,970
     1,559  Jones Lang LaSalle, Inc.*...............             23,977
       800  Keystone Property Trust.................             13,576
     1,334  Kilroy Realty Corp......................             30,749
       906  Kramont Realty Trust....................             13,273
     7,900  La Quinta Corp..........................             34,760
       967  LaSalle Hotel Properties................             13,538
     1,334  LNR Property Corp.......................             47,224
     2,359  MeriStar Hospitality Corp. REIT.........             15,569
     2,700  MFA Mortgage Investments, Inc...........             22,680
       100  National Health Realty, Inc.............              1,460
       400  OMEGA Healthcare Investors, Inc.*.......              1,496
       354  Parkway Properties, Inc.................             12,418
       600  Price Legacy Corp.*.....................              1,680
    28,892  PS Business Parks, Inc..................            918,766
       900  RAIT Investment Trust...................             19,440
       500  Ramco-Gershenson Properties Trust.......              9,875
     1,805  Realty Income Corp......................             63,175
     4,322  Rouse Co................................            137,007
     2,650  Senior Housing Properties Trust.........             28,117
       600  Sizeler Property Investors, Inc.........              5,574
     1,734  Trammell Crow Co.*......................             15,606
       900  US Restaurant Properties, Inc...........             12,672
     2,159  Washington Real Estate Investment
            Trust...................................             55,055
       100  Wellsford Real Properties, Inc.*........              1,576
                                                      -----------------
                                                              2,065,898
                                                      -----------------
RESTAURANTS -- 0.6%
       813  AFC Enterprise, Inc.*...................             17,081
     3,192  Applebees International, Inc............             74,026
        15  Benihana, Inc.*.........................                202

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002
(continued)

Shares                                                      Value
-----------------------------------------------------------------------
     5,359  Brinker International, Inc.*............  $         172,828
       583  Buca, Inc.*.............................              4,851
    13,006  California Pizza Kitchen, Inc.*.........            327,751
     3,022  CBRL Group, Inc.........................             91,053
     1,447  CEC Entertainment, Inc.*................             44,423
       200  Champps Entertainment, Inc.*............              1,902
       200  Checkers Drive-In Restaurant, Inc.*.....              1,252
     2,860  Cheesecake Factory (The)*...............            103,389
       600  Chicago Pizza & Brewery, Inc.*..........              4,140
     2,900  CKE Restaurants, Inc.*..................             12,470
       200  Dave & Buster's, Inc.*..................              1,730
       992  IHOP Corp.*.............................             23,808
     2,001  Jack in the Box, Inc.*..................             34,597
     2,333  Krispy Kreme Doughnuts, Inc.*...........             78,785
     1,234  Landry's Seafood Restaurants, Inc.......             26,210
       834  Lone Star Steakhouse & Saloon, Inc......             16,130
       780  Luby's, Inc.*...........................              2,270
       838  O'Charleys, Inc.*.......................             17,204
     3,289  Outback Steakhouse, Inc.................            113,273
       908  P.F. Chang's China Bistro, Inc.*........             32,960
       780  Papa John's International, Inc.*........             21,746
     1,250  Rare Hospitality International, Inc.*...             34,525
     3,493  Ruby Tuesday, Inc.......................             60,394
     2,257  Ryan's Family Steak Houses, Inc.*.......             25,617
     2,053  Sonic Corp.*............................             42,066
       992  Steak n Shake Co. (The)*................              9,920
     1,254  Valhi, Inc..............................             10,408
                                                      -----------------
                                                              1,407,011
                                                      -----------------
RETAILERS -- 2.9%
       638  1-800-Flowers.Com, Inc.*................              3,988
    19,133  99 Cents Only Stores*...................            513,912
       600  AC Moore Arts & Crafts, Inc.*...........              7,626
     4,234  AdvancePCS*.............................             94,037
    46,388  American Eagle Outfitters, Inc.*........            639,227
     2,539  Barnes & Noble, Inc.*...................             45,880
     6,661  Big Lots, Inc.*.........................             88,125
     4,110  BJ's Wholesale Club, Inc.*..............             75,213
       500  Blair Corp..............................             11,660
     1,800  Bombay Co., Inc.*.......................              9,000
     4,373  Borders Group, Inc.*....................             70,405
       500  Brookstone, Inc.*.......................              7,175
       980  Burlington Coat Factory Warehouse
            Corp....................................             17,591
     2,272  Casey's General Stores, Inc.............             27,741
     1,221  Cash America International, Inc.........             11,624
       800  Central Garden & Pet Co.*...............             14,808
       142  Coldwater Creek, Inc.*..................              2,726
     1,221  Cost Plus, Inc.*........................             35,006
     1,621  CSK Auto Corp.*.........................             17,831
     1,370  dELiA*s Corp. - Class A*................                617
     4,027  Dillard's, Inc..........................             63,868
     1,250  Duane Reade, Inc.*......................             21,250
       513  Electronics Boutique Holdings Corp.*....              8,111
       567  Factory 2-U Stores, Inc.*...............              1,934
     1,000  FAO, Inc.*..............................                470
       200  Finlay Enterprises, Inc.*...............              2,412
     8,066  Foot Locker, Inc.*......................             84,693

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002
(continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,264  Fred's, Inc.............................  $          32,485
       700  Friedman's, Inc.........................              6,076
       100  Gaiam, Inc.*............................              1,037
       600  Galyans Trading Co., Inc.*..............              6,000
     1,000  Gamestop Corp.*.........................              9,800
       400  Gart Sports Co.*........................              7,740
       992  Guitar Center, Inc.*....................             16,428
     1,113  Hancock Fabrics, Inc....................             16,973
       709  Haverty Furniture Cos., Inc.............              9,855
       823  Hearst-Argyle Television, Inc.*.........             19,843
       364  Hibbet Sporting Goods, Inc.*............              8,707
     1,770  Hot Topic, Inc.*........................             40,498
     1,559  Intertan, Inc.*.........................             11,147
       992  J. Jill Group, Inc.*....................             13,868
       800  Jo-Ann Stores*..........................             18,376
    42,272  Linens 'n Things, Inc.*.................            955,347
     1,676  Longs Drug Stores Corp..................             34,760
       600  Marinemax, Inc.*........................              7,086
       900  Marvel Enterprises, Inc.*...............              8,082
     1,817  Men's Wearhouse, Inc. (The)*............             31,162
     3,634  Michaels Stores, Inc.*..................            113,744
       100  Mothers Work, Inc.*.....................              3,523
       491  Movado Group, Inc.......................              9,236
       950  Movie Gallery, Inc.*....................             12,350
    25,259  MSC Industrial Direct Co., Inc.*........            448,347
     1,930  Neiman-Marcus Group, Inc.*..............             58,653
     5,449  Nordstrom, Inc..........................            103,368
     2,301  O'Reilly Automotive, Inc.*..............             58,192
     6,261  OfficeMax, Inc.*........................             31,305
       300  Party City Corp.*.......................              3,600
       177  PC Connection, Inc.*....................                897
       800  Petco Animal Supplies, Inc.*............             18,751
     7,686  Petsmart, Inc.*.........................            131,661
     5,394  Pier 1 Imports, Inc.....................            102,108
       271  PriceSmart, Inc.*.......................              6,209
     1,000  Restoration Hardware, Inc.*.............              5,010
       500  REX Stores Corp.*.......................              5,105
    23,318  Rite Aid Corp.*.........................             57,129
     6,979  Saks, Inc.*.............................             81,933
       921  School Specialty, Inc.*.................             18,402
       400  Sharper Image Corp.*....................              6,972
       400  Shoe Carnival, Inc.*....................              5,604
     2,800  Shop At Home, Inc.*.....................              7,476
     1,592  Shopko Stores, Inc.*....................             19,820
     1,630  Stamps.com, Inc.*.......................              7,612
     1,914  Stride Rite Corp........................             13,723
     1,063  Syncor International Corp.*.............             29,477
    27,639  Tech Data Corp.*........................            745,147
    35,600  Toys "R" Us, Inc.*......................            356,000
    57,072  Trans World Entertainment Corp.*........            207,171
       425  Tuesday Morning Corp.*..................              7,268
     1,109  Tweeter Home Entertainment Group,
            Inc.*...................................              6,410
       454  Ultimate Electronics, Inc.*.............              4,608
     1,638  Wet Seal, Inc. - Class A*...............             17,627
       600  Whitehall Jewellers, Inc.*..............              5,700
    21,059  Zale Corp.*.............................            671,782
                                                      -----------------
                                                              6,514,120
                                                      -----------------
TELEPHONE SYSTEMS -- 0.6%
    17,121  Adtran, Inc.*...........................            563,281
     1,225  Airgate PCS, Inc.*......................                760
     3,496  Alamosa Holdings, Inc.*.................              1,818
       749  Boston Communications Group, Inc.*......              9,520
    11,000  Broadwing, Inc.*........................             38,720
       354  Centennial Communications Corp.*........                924

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002
(continued)

Shares                                                      Value
-----------------------------------------------------------------------
       596  Commonwealth Telephone Enterprises,
            Inc.*...................................  $          21,361
   205,600  Dobson Communications Corp. - Class
            A*......................................            454,376
     2,201  General Communication*..................             14,769
       800  Golden Telecom, Inc.*...................             10,120
       567  Hickory Tech Corp.......................              5,404
       300  j2 Global Communications, Inc.*.........              5,712
    18,500  Level 3 Communications, Inc.*...........             90,650
     1,118  Lightbridge, Inc.*......................              6,876
    27,000  McLeodUSA, Inc. - Class A...............                  0
     1,254  Net2Phone, Inc.*........................              5,079
       638  North Pittsburgh Systems, Inc...........              8,697
     1,984  RCN Corp.*..............................              1,052
     7,000  Redback Networks, Inc.*.................              5,880
       200  Shenandoah Telecommunications Co........              9,712
       800  SureWest Communications.................             29,760
     1,333  TALK America Holdings, Inc.*............              7,465
     1,901  Triton PCS Holdings, Inc.*..............              7,471
     1,000  US Cellular Corp.*......................             25,020
     4,900  US Unwired, Inc. - Class A*.............              2,401
       925  West Corp.*.............................             15,355
     3,222  Western Wireless Corp. - Class A*.......             17,077
     1,538  Wireless Facilities, Inc.*..............              9,243
                                                      -----------------
                                                              1,368,503
                                                      -----------------
TEXTILES, CLOTHING &
 FABRICS -- 0.9%
     1,392  Albany International Corp...............             28,759
       850  Brown Shoe Company, Inc.................             20,256
     5,012  Coach, Inc.*............................            164,995
       725  Columbia Sportswear Co.*................             32,205
       300  Culp, Inc.*.............................              2,550
     2,101  Delta & Pine Land Co....................             42,881
       300  DHB Industries, Inc.*...................                498
     1,150  Footstar, Inc.*.........................              8,004
    21,621  Genesco, Inc.*..........................            402,799
       354  Guess?, Inc.*...........................              1,483
     1,984  Interface, Inc..........................              6,091
       612  K Swiss, Inc. - Class A.................             13,287
     1,421  Kellwood Co.............................             36,946
       283  Kenneth Cole Productions, Inc.*.........              5,745
     5,920  Liz Claiborne, Inc......................            175,528
       800  Maxwell Shoe Co., Inc. - Class A*.......              9,296
     1,134  Nautica Enterprises, Inc.*..............             12,599
    24,796  Osh Kosh B Gosh - Class A...............            695,528
       285  Oxford Industries, Inc..................              7,310
       567  Penn Engineering & Manufacturing
            Corp....................................              6,039
     1,421  Phillips-Van Heusen Corp................             16,427
     1,810  Polo Ralph Lauren Corp.*................             39,386
       370  Quaker Fabric Corp.*....................              2,572
       992  Quiksilver, Inc.*.......................             26,447
     2,755  Reebok International Ltd.*..............             80,997
     1,559  Ruddick Corp............................             21,343
     1,363  Russell Corp............................             22,817
       938  Skechers USA, Inc.*.....................              7,964
       425  Steven Madden Ltd.*.....................              7,680
     1,050  Timberland Co.*.........................             37,391
       364  Tropical Sportswear International
            Corp.*..................................              3,265
     2,481  Unifi, Inc.*............................             13,025
     1,067  Vans, Inc.*.............................              6,061
     1,772  WestPoint Stevens, Inc.*................              1,045
     2,456  Wolverine World Wide, Inc...............             37,110
                                                      -----------------
                                                              1,996,329
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002
(continued)

Shares                                                      Value
-----------------------------------------------------------------------
TRANSPORTATION -- 1.8%
       703  1st Source Corp.........................  $          11,775
     2,797  Airborne, Inc...........................             41,480
     2,243  Alexander & Baldwin, Inc................             57,847
       780  Arctic Cat, Inc.........................             12,480
     1,138  Arkansas Best Corp.*....................             29,566
     5,185  Brunswick Corp..........................            102,974
     3,827  CH Robinson Worldwide, Inc..............            119,402
     2,597  CNF Transportation, Inc.................             86,324
       506  Covenant Transport, Inc.*...............              9,594
     5,162  Expeditors International Washington,
            Inc.....................................            168,539
     1,917  Fleetwood Enterprises, Inc.*............             15,048
     1,267  Florida East Coast Industries, Inc......             29,394
     1,665  FMC Corp.*..............................             45,488
       809  Forward Air Corp.*......................             15,703
     2,426  Gatx Corp...............................             55,361
       700  Genesee & Wyoming, Inc. - Class A*......             14,245
       528  Gulfmark Offshore, Inc.*................              7,788
     2,017  Hawaiian Electric Industries, Inc.......             88,708
     1,756  Heartland Express, Inc.*................             40,232
     1,221  Hunt (JB) Transport Services, Inc.*.....             35,775
     3,300  Kansas City Southern Industries,
            Inc.*...................................             39,600
    39,663  Kirby Corp.*............................          1,086,370
     1,366  Knight Transportation, Inc.*............             28,686
       908  Landstar System, Inc.*..................             52,991
       549  Navigant International, Inc.*...........              6,769
       921  Offshore Logistics, Inc.*...............             20,188
     1,334  Overseas Shipholding Group..............             23,879
       100  PAM Transportation Services, Inc.*......              2,521
     1,328  RailAmerica, Inc.*......................              9,522
       638  Roadway Express, Inc....................             23,485
     3,293  Ryder System, Inc.......................             73,895
       831  SCS Transportation, Inc.*...............              8,235
     3,536  Swift Transportation Co., Inc.*.........             70,784
       921  Trico Marine Services, Inc.*............              3,067
     1,972  Trinity Industries, Inc.................             37,389
       200  US Xpress Enterprises, Inc.*............              1,752
    26,434  USFreightways Corp......................            759,978
    38,117  WABTEC..................................            535,163
     2,140  Werner Enterprises, Inc.................             46,074
       709  Winnebago Industries, Inc...............             27,814
     1,663  Yellow Corp.*...........................             41,893
                                                      -----------------
                                                              3,887,778
                                                      -----------------
WATER COMPANIES -- 0.1%
       744  American States Water Co................             17,224
       709  California Water Service Group..........             16,768
       396  Connecticut Water Services, Inc.........              9,991
       396  Middlesex Water Co......................              8,304
     3,061  Philadelphia Suburban Corp..............             63,057
        71  SJW Corp................................              5,542
       525  Southwest Water Co......................              6,956
                                                      -----------------
                                                                127,842
                                                      -----------------
TOTAL COMMON STOCKS
  (Cost $249,696,879)...............................        203,790,484
                                                      -----------------
RIGHTS AND WARRANTS -- 0.0%
       876  Endo Pharmaceutical Holdings, Inc.*.....              6,745
                                                      -----------------
TOTAL RIGHTS AND WARRANTS
  (Cost $7,771).....................................              6,745
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2002
(continued)

Principal
Amount                                                      Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.5%
Cash Equivalents -- 12.5%
$1,745,903  American Express Centurion Bank
            1.380%, 01/27/03(c).....................  $       1,745,903
   851,080  Bank of Montreal
            1.320%, 01/30/03(c).....................            851,080
 2,269,673  Dreyfus Cash Management Plus
            Institutional Shares(c).................          2,269,673
 6,983,611  Merrill Lynch & Co. Repurchase Agreement
            1.350%, 01/02/03(c).....................          6,983,611
 8,729,513  Merrimac Cash Series Premium Class(c)...          8,729,513
   872,951  Morgan Stanley Dean Witter & Co.
            1.390%, 05/07/03(c).....................            872,951
   872,951  National City Corp.
            1.240%, 01/23/03(c).....................            872,951
   872,951  Royal Bank of Scotland
            1.330%, 01/15/03(c).....................            872,951
 4,364,757  Royal Bank of Scotland
            1.780%, 01/21/03(c).....................          4,364,757
                                                      -----------------
                                                             27,563,390
                                                      -----------------
U.S. Treasury Bills -- 0.0%
$  100,000  U.S. Treasury Bill
            1.180%, 03/13/03(a).....................             99,767
                                                      -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $27,663,157)................................         27,663,157
                                                      -----------------

TOTAL INVESTMENTS -- 104.7%
  (Cost $277,367,807)...............................        231,460,386
                                                      -----------------
Other assets in excess of liabilities -- (4.7)%             (10,443,925)
                                                      -----------------
TOTAL NET ASSETS -- 100.0%                            $     221,016,461
                                                      =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

REIT -- Real Estate Investment Trust

*    -- Non-income producing security.

(a) -- Security has been pledged to cover collateral requirements for open futures.

(b)  -- Security is fair valued.

(c)  -- Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002

Shares                                                     Value
--------------------------------------------------------------------
COMMON STOCKS -- 97.2%
ADVERTISING -- 0.1%
      6,600  Interpublic Group
             of Cos., Inc. (The).....................  $      92,928
      8,300  Lamar Advertising Co.*..................        279,295
      3,300  Omnicom Group, Inc......................        213,180
      2,100  TMP Worldwide, Inc.*....................         23,751
                                                       -------------
                                                             609,154
                                                       -------------
AEROSPACE & DEFENSE -- 0.9%
      2,300  BF Goodrich Co..........................         42,136
     22,400  Boeing Co...............................        738,976
      3,495  General Dynamics Corp...................        277,398
     14,700  Honeywell International, Inc............        352,800
     27,400  Lockheed Martin Corp....................      1,582,350
      7,678  Northrop Grumman Corp...................        744,766
      7,300  RaytheonCo. - Class B...................        224,475
      2,500  Textron, Inc............................        107,475
                                                       -------------
                                                           4,070,376
                                                       -------------
AIRLINES -- 0.4%
      2,200  AMR Corp.*..............................         14,520
     26,300  Continental Airlines, Inc. -
             Class B*................................        190,675
      2,500  Delta Air Lines, Inc....................         30,250
     22,000  FedEx Corp..............................      1,192,840
     13,950  Southwest Airlines Co...................        193,905
                                                       -------------
                                                           1,622,190
                                                       -------------
APPAREL RETAILERS -- 0.3%
     15,900  Gap, Inc. (The).........................        246,768
      5,900  Kohl's Corp.*...........................        330,105
      9,000  Limited, Inc. (The).....................        125,370
     11,900  Ross Stores, Inc........................        504,441
                                                       -------------
                                                           1,206,684
                                                       -------------
AUTOMOTIVE -- 1.1%
     18,400  American Axle & Manufacturing
             Holdings, Inc.*.........................        430,928
     15,945  CarMax, Inc.*...........................        285,097
      2,300  Dana Corp...............................         27,048
     10,000  Delphi Automotive Systems Corp..........         80,500
     32,053  Ford Motor Co...........................        298,093
      9,867  General Motors Corp.....................        363,698
      3,200  Genuine Parts Co........................         98,560
      3,200  Goodyear Tire & Rubber Co. (The)........         21,792
      5,300  Harley-Davidson, Inc....................        244,860
     30,200  ITT Industries, Inc.....................      1,832,838
     31,000  Lear Corp.*.............................      1,031,680
        900  Navistar International Corp.*...........         21,879
      2,000  PACCAR, Inc.............................         92,260
      3,100  Rockwell International Corp.............         64,201
      2,186  Visteon Corp............................         15,215
                                                       -------------
                                                           4,908,649
                                                       -------------
BANKING -- 12.0%
    119,600  American Express Co.....................      4,227,860
      6,300  AmSouth Bancorp.........................        120,960
     86,071  Bank of America Corp....................      5,987,959
     73,400  Bank of New York Co., Inc. (The)........      1,758,664
    145,400  Bank One Corp...........................      5,314,370
      8,415  BB&T Corp...............................        311,271
     20,800  Capital One Financial Corp..............        618,176
      4,127  Charter One Financial, Inc..............        118,569
      3,000  Comerica, Inc...........................        129,720
     11,949  Commerce Bancshares, Inc................        469,476

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
     12,300  Federal Home Loan Mortgage Corp.........  $     726,315
     10,191  Fifth Third Bancorp.....................        596,683
      2,300  First Tennessee National Corp...........         82,662
     18,644  FleetBoston Financial Corp..............        453,049
     46,200  Golden West Financial Corp..............      3,317,622
     40,300  Hibernia Corp...........................        776,178
     98,700  Household International, Inc............      2,744,847
      4,360  Huntington Bancshares, Inc..............         81,576
     35,441  JP Morgan Chase & Co....................        850,584
     80,900  KeyCorp.................................      2,033,826
      4,000  Marshall & Ilsley Corp..................        109,520
     22,500  MBNA Corp...............................        427,950
      7,700  Mellon Financial Corp...................        201,047
     10,800  National City Corp......................        295,056
      2,900  North Fork Bancorporation...............         97,846
      3,900  Northern Trust Corp.....................        136,695
      2,400  Nvidia Corp.*...........................         27,624
     58,200  PNC Financial Services..................      2,438,580
      5,300  Providian Financial Corp.*..............         34,397
      3,900  Regions Financial Corp..................        130,104
      6,200  SouthTrust Corp.........................        154,070
      5,700  State Street Corp.(a)...................        222,300
      5,000  SunTrust Banks, Inc.....................        284,600
      5,300  Synovus Financial Corp..................        102,820
      3,450  Union Planters Corp.....................         97,083
     64,200  Unionbancal Corp........................      2,521,134
     34,017  US Bancorp..............................        721,841
    126,500  Wachovia Corp...........................      4,609,660
     16,950  Washington Mutual, Inc..................        585,283
    172,950  Wells Fargo Co..........................      8,106,166
      1,700  Zions Bancorporation....................         66,893
                                                       -------------
                                                          52,091,036
                                                       -------------
BEVERAGES, FOOD &
 TOBACCO -- 5.6%
        600  Adolph Coors Co.........................         36,750
     15,200  Anheuser-Busch Co., Inc.................        735,680
     11,345  Archer-Daniels-Midland Co...............        140,678
      1,200  Brown-Forman Corp.......................         78,432
      7,100  Campbell Soup Co........................        166,637
    132,317  Coca-Cola Co. (The).....................      5,798,131
      7,900  Coca-Cola Enterprises, Inc..............        171,588
      9,390  Conagra, Inc............................        234,844
     32,600  Constellation Brands, Inc.*.............        772,946
     67,087  General Mills, Inc......................      3,149,735
      2,000  Hercules, Inc.*.........................         17,600
      2,400  Hershey Foods Corp......................        161,856
      6,200  HJ Heinz Co.............................        203,794
      7,200  Kellogg Co..............................        246,744
      5,100  Pepsi Bottling Group, Inc...............        131,070
    139,499  Pepsico, Inc............................      5,889,648
     64,169  Philip Morris Co., Inc..................      2,600,770
      1,600  RJ Reynolds Tobacco Holdings, Inc.......         67,376
      7,900  Safeway, Inc.*..........................        184,544
     13,659  Sara Lee Corp...........................        307,464
      2,300  SUPERVALU, Inc..........................         37,973
     11,700  SYSCO Corp..............................        348,543
      3,100  UST, Inc................................        103,633
     51,700  William Wrigley Jr. Co..................      2,837,296
                                                       -------------
                                                          24,423,732
                                                       -------------
BUILDING MATERIALS -- 1.1%
    178,076  Home Depot, Inc. (The)..................      4,266,701

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
     13,900  Lowe's Companies, Inc...................  $     521,250
      1,700  Vulcan Materials Co.....................         63,750
                                                       -------------
                                                           4,851,701
                                                       -------------
CHEMICALS -- 1.3%
      4,000  Air Products & Chemicals, Inc...........        171,000
      1,900  Avery Dennison Corp.....................        116,052
      1,300  Cooper Tire & Rubber Co.................         19,942
     54,338  Dow Chemical Co. (The)..................      1,613,839
     53,100  Du Pont (E.I.)
             De Nemours & Co.........................      2,251,440
      1,300  Eastman Chemical Co.....................         47,801
        900  Great Lakes Chemical Corp...............         21,492
      1,700  International Flavors &
             Fragrances, Inc.........................         59,670
     22,800  Pharmacia Corp..........................        953,040
      3,100  PPG Industries, Inc.....................        155,465
      2,800  Praxair, Inc............................        161,756
      1,600  Sealed Air Corp.*.......................         59,680
      1,000  Tupperware Corp.........................         15,080
                                                       -------------
                                                           5,646,257
                                                       -------------
COMMERCIAL SERVICES -- 1.5%
      3,300  Allied Waste Industries, Inc.*..........         33,000
      3,000  Apollo Group, Inc.*.....................        132,000
     38,700  ARAMARK Corp. - Class B*................        909,450
    131,300  Cendant Corp.*..........................      1,376,024
      3,000  Cintas Corp.............................        137,250
     57,200  Concord EFS, Inc.*......................        900,328
      5,500  eBay, Inc.*.............................        373,010
      2,500  Equifax, Inc............................         57,850
      1,300  Fluor Corp..............................         36,400
      3,200  H&R Block, Inc..........................        128,640
     41,000  Halliburton Co..........................        767,110
      6,197  Monsanto Co.............................        119,292
      2,700  Moody's Corp............................        111,483
      6,500  Paychex, Inc............................        181,350
      1,900  PerkinElmer, Inc........................         15,675
      2,000  Quintiles Transnational Corp.*..........         24,200
      3,200  Robert Half International, Inc.*........         51,552
      1,800  RR Donnelley & Sons Co..................         39,186
     46,198  Waste Management, Inc...................      1,058,858
      2,200  Waters Corp.*...........................         47,916
                                                       -------------
                                                           6,500,574
                                                       -------------
COMMUNICATIONS -- 0.4%
     12,200  ADC Telecommunications, Inc.*...........         25,499
      2,100  Andrew Corp.*...........................         21,588
      6,841  Avaya, Inc.*............................         16,760
      7,100  CIENA Corp.*............................         36,494
      3,700  Comverse Technology, Inc.*..............         37,074
    556,968  Lucent Technologies, Inc.*..............        701,780
      6,000  Network Appliance, Inc.*................         60,000
     17,200  Nextel Communications, Inc.*............        198,660
     14,000  Qualcomm, Inc.*.........................        509,460
      2,500  Scientific-Atlanta, Inc.................         29,650
      7,600  Tellabs, Inc.*..........................         55,252
                                                       -------------
                                                           1,692,217
                                                       -------------
COMPUTER HARDWARE -- 0.0%
      1,600  NCR Corp.*..............................         37,984
      1,500  Tektronix, Inc.*........................         27,285
                                                       -------------
                                                              65,269
                                                       -------------
COMPUTER SERVICES -- 0.0%
      3,500  Fiserv, Inc.*...........................        118,825
                                                       -------------
COMPUTER SOFTWARE -- 0.1%
      2,600  Electronic Arts, Inc.*..................        129,402

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
      3,600  Intuit, Inc.*...........................  $     168,912
      1,600  Mercury Interactive Corp.*..............         47,440
      7,700  Novell, Inc.*...........................         25,718
      4,900  Sungard Data Systems, Inc.*.............        115,444
                                                       -------------
                                                             486,916
                                                       -------------
COMPUTER SOFTWARE & PROCESSING -- 5.8%
      4,100  Adobe Systems, Inc......................        101,684
    590,972  AOL Time Warner, Inc....................      7,741,733
      1,800  Autodesk, Inc...........................         25,740
     10,600  Automatic Data Processing, Inc..........        416,050
      4,200  BMC Software, Inc.*.....................         71,862
      2,700  Citrix Systems, Inc.*...................         33,264
     10,200  Computer Associates
             International, Inc......................        137,700
      3,100  Computer Sciences Corp.*................        106,795
      5,900  Compuware Corp.*........................         28,320
      1,100  Deluxe Corp.............................         46,310
      8,300  Electronic Data Systems Corp............        152,969
     13,300  First Data Corp.........................        470,953
      5,100  IMS Health, Inc.........................         81,600
    238,098  Microsoft Corp.*........................     12,309,667
    226,100  Oracle Corp.*...........................      2,441,880
      3,800  Parametric Technology Corp.*............          9,576
      5,500  PeopleSoft, Inc.*.......................        100,650
      3,800  Rational Software Corp.*................         39,482
      8,100  Siebel Systems, Inc.*...................         59,940
     57,200  Sun Microsystems, Inc.*.................        177,892
      5,400  Unisys Corp.*...........................         53,460
      7,500  VERITAS Software Corp.*.................        117,150
     10,700  Yahoo!, Inc.*...........................        174,945
                                                       -------------
                                                          24,899,622
                                                       -------------
COMPUTERS & INFORMATION -- 4.2%
      6,500  Apple Computer, Inc.*...................         93,145
    336,518  Cisco Systems, Inc.*....................      4,408,386
     97,387  Dell Computer Corp.*....................      2,604,128
    101,100  EMC Corp.*..............................        620,754
      5,200  Gateway, Inc.*..........................         16,328
    192,887  Hewlett Packard Co......................      3,348,518
     60,550  IBM Corp................................      4,692,625
      1,500  International Game Technology*..........        113,880
      3,400  Jabil Circuit, Inc.*....................         60,928
      2,200  Lexmark International Group, Inc.*......        133,100
     15,400  Minnesota Mining & Manufacturing Co.
             (3M)....................................      1,898,820
      4,200  Pitney Bowes, Inc.......................        137,172
     13,500  Solectron Corp.*........................         47,925
      4,350  Symbol Technologies, Inc................         35,757
                                                       -------------
                                                          18,211,466
                                                       -------------
CONTAINERS & PACKAGING -- 0.0%
      1,000  Ball Corp...............................         51,190
                                                       -------------
COSMETICS & PERSONAL
 CARE -- 2.7%
     12,500  Alberto-Culver Co.......................        630,000
      4,200  Avon Products, Inc......................        226,254
      4,100  Clorox Co. (The)........................        169,125
      9,600  Colgate-Palmolive Co....................        503,328
      2,400  Ecolab, Inc.............................        118,800
    117,400  Gillette Co. (The)......................      3,564,264

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
     74,093  Procter & Gamble Co. (The)..............  $   6,367,552
                                                       -------------
                                                          11,579,323
                                                       -------------
ELECTRIC UTILITIES -- 3.2%
      8,200  AES Corp. (The)*........................         24,764
      2,100  Allegheny Energy, Inc...................         15,876
      2,800  Ameren Corp.............................        116,396
      6,100  American Electric Power Co..............        166,713
      6,200  Calpine Corp.*..........................         20,212
      4,900  CenterPoint Energy, Inc.................         41,650
     46,100  Cinergy Corp............................      1,554,492
     37,800  Citizens Communications Co.*............        398,790
      2,400  CMS Energy Corp.........................         22,656
      3,700  Consolidated Edison, Inc................        158,434
      3,000  Constellation Energy Group..............         83,460
      5,400  Dominion Resources, Inc.................        296,460
      2,966  DTE Energy Co...........................        137,622
     15,610  Duke Energy Corp........................        305,019
      5,400  Edison International*...................         63,990
      4,000  Entergy Corp............................        182,360
     57,187  Exelon Corp.............................      3,017,758
     43,393  FirstEnergy Corp........................      1,430,667
     42,200  FPL Group, Inc..........................      2,537,486
      2,500  KeySpan Corp............................         88,100
      6,459  Mirant Corp.*...........................         12,208
      4,484  NiSource, Inc...........................         89,680
      7,400  PG&E Corp.*.............................        102,860
     29,000  Pinnacle West Capital Corp..............        988,610
     23,200  PPL Corp................................        804,576
      4,258  Progress Energy, Inc....................        184,584
      4,000  Public Service Enterprise
             Group, Inc..............................        128,400
      3,600  Sempra Energy...........................         85,140
     12,700  Southern Co. (The)......................        360,553
      3,200  Teco Energy, Inc........................         49,504
      5,866  TXU Corp................................        109,577
      6,660  Xcel Energy, Inc........................         73,260
                                                       -------------
                                                          13,651,857
                                                       -------------
ELECTRICAL EQUIPMENT -- 2.8%
      3,200  American Power Conversion Corp.*........         48,480
      1,200  Eaton Corp..............................         93,732
      7,462  Emerson Electric Co.....................        379,443
    479,467  General Electric Co.....................     11,675,021
      1,000  Thomas & Betts Corp.*...................         16,900
                                                       -------------
                                                          12,213,576
                                                       -------------
ELECTRONICS -- 3.0%
      5,500  Advanced Micro Devices, Inc.*...........         35,530
     34,700  Agere Systems, Inc. - Class A*..........         49,968
      6,700  Altera Corp.*...........................         82,678
      6,300  Analog Devices, Inc.*...................        150,381
      4,500  Applied Micro Circuits Corp.*...........         16,605
      5,000  Broadcom Corp.*.........................         75,300
    325,831  Intel Corp..............................      5,073,189
     25,300  JDS Uniphase Corp.*.....................         62,491
      3,400  KLA-Tencor Corp.*.......................        120,258
      5,500  Linear Technology Corp..................        141,460
      6,700  LSI Logic Corp.*........................         38,659
      5,600  Maxim Intergrated Products, Inc.........        185,024
     10,600  Micron Technology, Inc.*................        103,244
      3,500  Molex, Inc..............................         80,640
    128,300  Motorola, Inc...........................      1,109,795
     23,900  National Semiconductor Corp.*...........        358,739
      2,500  Novellus System, Inc.*..................         70,200

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
      2,400  PMC-Sierra, Inc.*.......................  $      13,344
      1,000  Power-One, Inc.*........................          5,670
      1,600  QLogic Corp.*...........................         55,216
      3,100  Rockwell Collins, Inc...................         72,106
     10,200  Sanmina Corp.*..........................         45,798
      3,500  Teradyne, Inc.*.........................         45,535
    192,600  Texas Instruments, Inc..................      2,890,926
     53,500  Xerox Corp.*............................        430,675
     91,100  Xilinx, Inc.*...........................      1,876,660
                                                       -------------
                                                          13,190,091
                                                       -------------
ENTERTAINMENT & LEISURE -- 1.1%
     10,400  Carnival Corp. - Class A................        259,480
     22,700  Eastman Kodak Co........................        795,408
      1,900  Harrah's Entertainment, Inc.*...........         75,240
      2,900  Hasbro, Inc.............................         33,495
     22,600  Mattel, Inc.............................        432,790
    195,400  Walt Disney Co. (The)...................      3,186,974
                                                       -------------
                                                           4,783,387
                                                       -------------
FINANCIAL SERVICES -- 6.5%
      1,700  Bear Stearns Companies., Inc. (The).....        100,980
     23,900  Charles Schwab Corp. (The)..............        259,315
     90,810  Citigroup, Inc.(a)......................      3,195,604
      2,200  Countrywide Financial Corp..............        113,630
     66,824  Federal National Mortgage Association...      4,298,788
      4,600  Franklin Resources, Inc.................        156,768
     21,800  General Growth Properties...............      1,133,600
     13,800  Goldman Sachs Group LP..................        939,780
      5,000  John Hancock Financial
             Services, Inc...........................        139,500
     40,650  Kimco Realty Corp.......................      1,245,516
      9,900  Legg Mason, Inc.........................        480,546
     21,500  Lehman Brothers Holding, Inc............      1,145,735
    188,100  Merrill Lynch & Co......................      7,138,395
    156,700  Morgan Stanley Dean Witter and Co.......      6,255,464
      3,300  Plum Creek Timber Co., Inc..............         77,880
     26,200  Public Storage, Inc.....................        846,522
      3,300  Simon Property Group, Inc...............        112,431
      2,700  SLM Corp................................        280,422
      2,100  T Rowe Price Group, Inc.................         57,288
                                                       -------------
                                                          27,978,164
                                                       -------------
FOOD RETAILERS -- 0.1%
      7,000  Albertsons, Inc.........................        155,820
     13,985  Kroger Co. (The)*.......................        216,068
      6,700  Starbucks Corp.*........................        136,546
      2,300  Winn-Dixie Stores, Inc..................         35,144
                                                       -------------
                                                             543,578
                                                       -------------
FOREST PRODUCTS & PAPER -- 0.9%
        900  Bemis Co., Inc..........................         44,667
        900  Boise Cascade Corp......................         22,698
     42,000  Bowater, Inc............................      1,761,900
      4,661  Georgia-Pacific Group...................         75,322
      8,394  International Paper Co..................        293,538
     11,500  Kimberly-Clark Corp.....................        545,905
      2,000  Louisiana-Pacific Corp.*................         16,120
      3,352  MeadWestvaco Corp.......................         82,828
      2,800  Pactiv Corp.*...........................         61,208
        900  Temple-Inland, Inc......................         40,329
     18,900  Weyerhaeuser Co.........................        930,069
                                                       -------------
                                                           3,874,584
                                                       -------------
HEALTH CARE PROVIDERS -- 0.2%
     16,300  HCA - The Healthcare Corp...............        676,450

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
      4,300  Health Management Associates, Inc. -
             Class A.................................  $      76,970
      6,300  HEALTHSOUTH Corp.*......................         26,460
      1,600  Manor Care, Inc.*.......................         29,776
      8,600  Tenet Healthcare Corp.*.................        141,040
                                                       -------------
                                                             950,696
                                                       -------------
HEAVY CONSTRUCTION -- 0.0%
      1,200  Centex Corp.............................         60,240
        600  McDermott International, Inc.*..........          2,628
                                                       -------------
                                                              62,868
                                                       -------------
HEAVY MACHINERY -- 1.1%
      1,300  American Standard Cos.*.................         92,482
     96,000  Applied Materials, Inc.*................      1,250,880
      5,864  Baker Hughes, Inc.......................        188,762
      1,500  Black & Decker Corp. (The)..............         64,335
     25,100  Caterpillar, Inc........................      1,147,572
        700  Cummins Engine Co., Inc.................         19,691
      4,200  Deere & Co..............................        192,570
      3,500  Dover Corp..............................        102,060
      2,900  Ingersoll-Rand Co.......................        124,874
      2,100  Pall Corp...............................         35,028
      2,100  Parker-Hannifin Corp....................         96,873
      1,700  Stanley Works (The).....................         58,786
     20,600  United Technologies Corp................      1,275,964
      1,700  WW Grainger, Inc........................         87,635
                                                       -------------
                                                           4,737,512
                                                       -------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.2%
      6,800  Johnson Controls, Inc...................        545,156
        800  KB Home.................................         34,280
      3,300  Leggett & Platt, Inc....................         74,052
      1,500  Maytag Corp.............................         42,750
      4,600  Newell Rubbermaid, Inc..................        139,518
      1,000  Pulte Corp..............................         47,870
      1,300  Whirlpool Corp..........................         67,886
                                                       -------------
                                                             951,512
                                                       -------------
HOUSEHOLD PRODUCTS -- 0.5%
     21,400  Corning, Inc.*..........................         70,833
      2,600  Fortune Brands, Inc.....................        120,926
      5,400  Illinois Tool Works, Inc................        350,244
     44,100  Rohm & Haas Co..........................      1,432,368
      1,000  Snap-On, Inc............................         28,110
                                                       -------------
                                                           2,002,481
                                                       -------------
INDUSTRIAL - DIVERSIFIED -- 0.2%
      3,100  Convergys Corp.*........................         46,965
      1,600  Cooper Industries Ltd...................         58,320
      1,600  Phelps Dodge Corp.*.....................         50,640
     35,035  Tyco International Ltd..................        598,398
                                                       -------------
                                                             754,323
                                                       -------------
INSURANCE -- 6.6%
      4,535  ACE Ltd.................................        133,057
      2,600  Aetna, Inc..............................        106,912
      9,265  AFLAC, Inc..............................        279,062
     12,400  Allstate Corp...........................        458,676
     28,800  AMBAC Financial Group, Inc..............      1,619,712
    173,690  American International Group, Inc.......     10,047,966
      2,500  Anthem, Inc.*...........................        157,250
      5,500  AON Corp................................        103,895
      2,315  Berkshire Hathaway, Inc.*...............      5,609,245
      3,019  Chubb Corp..............................        157,592
      2,400  Cigna Corp..............................         98,688
      2,900  Cincinnati Financial Corp...............        108,895
      4,561  Hartford Financial Services
             Group, Inc. (The).......................        207,206

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
      3,100  Humana, Inc.*...........................  $      31,000
      2,500  Jefferson-Pilot Corp....................         95,275
      3,112  Lincoln National Corp...................         98,277
      3,300  Loews Corp..............................        146,718
      9,400  Marsh & McLennan Cos., Inc..............        434,374
     69,354  MBIA, Inc...............................      3,041,866
     12,300  Metlife, Inc............................        332,592
      1,900  MGIC Investment Corp....................         78,470
      6,200  Principal Financial Group, Inc..........        186,806
      3,800  Progressive Corp. (The).................        188,594
     10,072  Prudential Financial, Inc...............        319,685
      2,500  SAFECO Corp.............................         86,675
     57,000  St. Paul Cos., Inc. (The)...............      1,940,850
      4,100  Stillwell Financial, Inc................         53,587
      2,000  Torchmark Corp..........................         73,060
     17,475  Travelers Property Casualty Corp. -
             Class B*................................        256,009
      5,404  UnitedHealth Group, Inc.................        451,234
      4,200  UnumProvident Corp......................         73,668
      2,600  Wellpoint Health Networks, Inc.*........        185,016
     16,800  Xl Capital Limited - Class A............      1,297,800
                                                       -------------
                                                          28,459,712
                                                       -------------
LODGING -- 0.3%
      6,900  Hilton Hotels Corp......................         87,699
      4,300  Marriott International, Inc.............        141,341
     24,700  MGM Grand, Inc.*........................        814,359
      3,400  Starwood Hotels & Resorts
             Worldwide, Inc..........................         80,716
                                                       -------------
                                                           1,124,115
                                                       -------------
MEDIA - BROADCASTING & PUBLISHING -- 4.4%
      1,200  American Greetings Corp.*...............         18,960
     10,900  Clear Channel Communications, Inc.*.....        406,461
    166,300  Comcast Corp. - Class A*................      3,756,717
     99,435  Comcast Corp. - Special Class A*........      2,343,683
      1,500  Dow Jones & Co., Inc....................         64,845
     21,600  Gannett Co., Inc........................      1,550,880
      1,400  Knight-Ridder, Inc......................         88,550
    532,916  Liberty Media Corp. - Class A*..........      4,764,269
      3,400  McGraw-Hill
             Cos., Inc. (The)........................        205,496
        800  Meredith Corp...........................         32,888
      2,600  New York Times Co. (The) - Class A......        118,898
      5,800  Scripps Co. (E.W.)......................        446,310
      5,420  Tribune Co..............................        246,393
      3,900  Univision Communications, Inc.*.........         95,550
     40,400  USA Networks, Inc.*.....................        925,968
     96,686  Viacom, Inc. - Class B*.................      3,940,921
                                                       -------------
                                                          19,006,789
                                                       -------------
MEDICAL & BIO-TECHNOLOGY -- 0.0%
      1,800  Quest Diagnostics, Inc.*................        102,420
                                                       -------------
MEDICAL SUPPLIES -- 2.9%
      8,366  Agilent Technologies, Inc.*.............        150,253
      2,300  Allergan, Inc...........................        132,526
      3,800  Applera Corp. - Applied Biosystems
             Group...................................         66,652
        900  Bausch & Lomb, Inc......................         32,400
     10,600  Baxter International, Inc...............        296,800
     15,800  Becton, Dickinson & Co..................        484,902
      4,600  Biomet, Inc.............................        131,836
      7,164  Boston Scientific Corp.*................        304,613
        900  CR Bard, Inc............................         52,200
      2,700  Danaher Corp............................        177,390

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
      5,400  Guidant Corp.*..........................  $     166,590
    153,517  Johnson & Johnson.......................      8,245,398
     21,500  Medtronic, Inc..........................        980,400
        800  Millipore Corp.*........................         27,200
      3,200  St. Jude Medical, Inc.*.................        127,104
      3,500  Stryker Corp............................        234,920
     37,300  Thermo Electron Corp.*..................        750,476
      3,440  Zimmer Holdings, Inc.*..................        142,829
                                                       -------------
                                                          12,504,489
                                                       -------------
METALS -- 0.9%
     68,300  Alcoa, Inc..............................      1,555,874
      1,400  Allegheny Technologies, Inc.............          8,722
      1,000  Crane Co................................         19,930
      2,100  Engelhard Corp..........................         46,935
      2,300  Freeport-McMoRan
             Copper & Gold, Inc.*....................         38,594
     83,000  Masco Corp..............................      1,747,150
      7,100  Newmont Mining Corp.....................        206,113
      1,400  Nucor Corp..............................         57,820
      1,500  United States Steel Corp................         19,680
      1,300  Worthington Industries, Inc.............         19,812
                                                       -------------
                                                           3,720,630
                                                       -------------
MISCELLANEOUS -- 0.8%
    100,000  iShares Russell 1000 Growth Index
             Fund....................................      3,655,000
                                                       -------------
OIL & GAS -- 6.6%
      7,000  Amerada Hess Corp.......................        385,350
      4,437  Anadarko Petroleum Corp.................        212,532
      2,500  Apache Corp.............................        142,475
      1,200  Ashland, Inc............................         34,236
      3,500  Burlington Resources, Inc...............        149,275
     45,383  ChevronTexaco Corp......................      3,017,062
     35,232  ConocoPhillips..........................      1,704,876
      5,600  Dynegy, Inc.............................          6,608
     10,621  El Paso Energy Corp.....................         73,922
      2,000  EOG Resources, Inc......................         79,840
    423,859  Exxon Mobil Corp........................     14,809,633
      2,200  Kinder Morgan, Inc......................         92,994
      5,600  Marathon Oil Corp.......................        119,224
      2,600  Nabor Industries Ltd.*..................         91,702
      2,300  Noble Corp.*............................         80,845
      6,600  Occidental Petroleum Corp...............        187,770
     71,100  Royal Dutch Petroleum Co................      3,129,822
     10,300  Schlumberger Ltd........................        433,527
     34,500  Sunoco, Inc.............................      1,144,710
     34,900  TotalFinaElf SA.........................      2,495,350
      4,600  Unocal Corp.............................        140,668
      7,800  Williams Cos., Inc. (The)...............         21,060
                                                       -------------
                                                          28,553,481
                                                       -------------
OIL & GAS DISTRIBUTION -- 0.0%
        700  NICOR, Inc..............................         23,821
        600  Peoples Energy Corp.....................         23,190
                                                       -------------
                                                              47,011
                                                       -------------
OIL & GAS EXPLORATION -- 0.1%
      2,800  Devon Energy Corp.......................        128,520
      1,700  Kerr-McGee Corp.........................         75,310
                                                       -------------
                                                             203,830
                                                       -------------
OIL & GAS FIELD SERVICES -- 0.1%
      2,700  BJ Services Co.*........................         87,237
      1,600  Rowan Co., Inc..........................         36,320
      5,700  Transocean Sedco Forex, Inc.............        132,240
                                                       -------------
                                                             255,797
                                                       -------------
PHARMACEUTICALS -- 8.8%
     53,252  Abbott Laboratories.....................      2,130,080
      1,866  AmerisourceBergen Corp..................        101,342

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
    119,847  Amgen, Inc.*............................  $   5,793,404
      2,700  Biogen, Inc.*...........................        108,162
     34,387  Bristol Myers Squibb Co.................        796,059
      7,950  Cardinal Health, Inc....................        470,561
      3,300  Chiron Corp.*...........................        124,080
    100,687  Eli Lilly & Co..........................      6,393,625
      3,200  Forest Laboratories, Inc.*..............        314,304
     50,200  Genentech, Inc.*........................      1,664,632
      3,800  Genzyme Corp.*..........................        112,366
      4,166  King Pharmaceuticals, Inc.*.............         71,614
     50,900  McKesson HBOC, Inc......................      1,375,827
      4,500  MedImmune, Inc.*........................        122,265
    101,894  Merck & Co., Inc........................      5,768,219
    299,901  Pfizer, Inc.............................      9,167,974
    116,900  Schering Plough Corp....................      2,595,180
      1,200  Sigma-Aldrich Corp......................         58,440
      1,800  Watson Pharmaceutical, Inc.*............         50,886
     23,464  Wyeth...................................        877,554
                                                       -------------
                                                          38,096,574
                                                       -------------
REAL ESTATE -- 0.1%
      7,400  Equity Office Properties................        184,852
      4,700  Equity Residential Properties Trust.....        115,526
                                                       -------------
                                                             300,378
                                                       -------------
RESTAURANTS -- 0.7%
      2,850  Darden Restaurants, Inc.................         58,283
    179,600  McDonald's Corp.........................      2,887,968
      5,300  Tricon Global Restaurants, Inc.*........        128,366
      2,000  Wendy's International, Inc..............         54,140
                                                       -------------
                                                           3,128,757
                                                       -------------
RETAILERS -- 3.0%
      1,700  AutoZone, Inc.*.........................        120,105
      5,300  Bed Bath & Beyond, Inc.*................        183,009
      5,500  Best Buy Co., Inc.*.....................        132,825
      2,000  Big Lots, Inc.*.........................         26,460
      3,600  Circuit City Stores, Inc................         26,712
      7,921  Costco Wholesale Corp.*.................        222,263
      7,000  CVS Corp................................        174,790
     54,300  Dillard's, Inc..........................        861,198
      5,850  Dollar General Corp.....................         69,908
      3,100  Family Dollar Stores....................         96,751
      3,600  Federated Department Stores, Inc.*......        103,536
      4,900  JC Penney Co., Inc......................        112,749
      5,100  May Department Stores Co. (The).........        117,198
      2,300  Nordstrom, Inc..........................         43,631
      5,200  Office Depot, Inc.*.....................         76,752
      3,200  RadioShack Corp.........................         59,968
      5,657  Sears Roebuck & Co......................        135,485
      2,700  Sherwin-Williams Co. (The)..............         76,275
      8,300  Staples, Inc.*..........................        151,890
     16,200  Target Corp.............................        486,000
      2,482  Tiffany & Co............................         59,345
      9,500  TJX Cos., Inc. (The)....................        185,440
      3,400  Toys "R" Us, Inc.*......................         34,000
     18,200  Walgreen Co.............................        531,258
    174,590  Wal-Mart Stores, Inc....................      8,818,541
                                                       -------------
                                                          12,906,089
                                                       -------------
TELEPHONE SYSTEMS -- 3.7%
      5,600  ALLTEL Corp.............................        285,600
     49,852  AT&T Corp...............................      1,301,636
     47,238  AT&T Wireless Services, Inc.*...........        266,895
    105,200  BellSouth Corp..........................      2,721,524
      2,400  CenturyTel, Inc.........................         70,512
    480,924  Qwest Communications
             International, Inc.*....................      2,404,620

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Shares                                                     Value
--------------------------------------------------------------------
    170,301  SBC Communications, Inc.................  $   4,616,860
     15,700  Sprint Corp. (FON Group)................        227,336
     18,200  Sprint Corp. (PCS Group)*...............         79,716
    102,121  Verizon Communications..................      3,957,189
                                                       -------------
                                                          15,931,888
                                                       -------------
TEXTILES, CLOTHING &
 FABRICS -- 0.3%
      2,300  Jones Apparel Group, Inc.*..............         81,512
      1,800  Liz Claiborne, Inc......................         53,370
     22,800  NIKE, Inc...............................      1,013,916
      1,000  Reebok International Ltd.*..............         29,400
      1,900  VF Corp.................................         68,495
                                                       -------------
                                                           1,246,693
                                                       -------------
TRANSPORTATION -- 0.6%
      1,400  Brunswick Corp..........................         27,804
      6,600  Burlington Northern Santa Fe Corp.......        171,666
     18,000  Canadian National Railway Co............        748,080
      3,700  CSX Corp................................        104,747
      7,000  Norfolk Southern Corp...................        139,930
      1,000  Ryder System, Inc.......................         22,440
      2,700  Sabre Holdings Corp.*...................         48,897
      4,500  Union Pacific Corp......................        269,415
     19,764  United Parcel Service, Inc..............      1,246,713
                                                       -------------
                                                           2,779,692
                                                       -------------
TOTAL COMMON STOCKS
  (Cost $508,377,155)................................    420,753,155
                                                       -------------
SHORT-TERM INVESTMENTS -- 9.5%

Cash Equivalents -- 9.4%
$ 2,564,500  American Express Centurion Bank
             1.380%, 01/27/03(b).....................  $   2,564,500
  1,250,124  Bank of Montreal
             1.320%, 01/30/03(b).....................      1,250,124
  3,333,849  Dreyfus Cash Management Plus
             Institutional Shares(b).................      3,333,849
 10,257,997  Merrill Lynch & Co. Repurchase
             Agreement
             1.350%, 01/02/03(b).....................     10,257,998
 12,822,498  Merrimac Cash Series Premium Class(b)...     12,822,498
  1,282,250  Morgan Stanley Dean Witter & Co.
             1.390%, 05/07/03(b).....................      1,282,250
  1,282,250  National City Corp.
             1.240%, 01/23/03(b).....................      1,282,250
  1,282,250  Royal Bank of Scotland
             1.330%, 01/15/03(b).....................      1,282,250
  6,411,249  Royal Bank of Scotland
             1.780%, 01/21/03(b).....................      6,411,249
                                                       -------------
                                                          40,486,968
                                                       -------------
U.S. Treasury Bills -- 0.1%
    280,000  U.S. Treasury Bill
             1.180%, 03/13/03(c).....................        279,349
    165,000  U.S. Treasury Bill
             1.190%, 02/13/03(c).....................        164,765

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2002
(continued)

Principal
Amount                                                     Value
--------------------------------------------------------------------
$    50,000  U.S. TREASURY BILL
             1.640%, 01/16/03(c).....................  $      49,966
                                                       -------------
                                                             494,080
                                                       -------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $40,981,048).................................     40,981,048
                                                       -------------

TOTAL INVESTMENTS -- 106.7%
  (Cost $549,358,203)                                    461,734,203

Other assets in excess of.02
  liabilities -- (6.7)%                                  (28,840,761)
                                                       -------------
TOTAL NET ASSETS -- 100.0%                             $ 432,893,442
                                                       =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*   -- Non-income producing security.

(a) -- An affiliate of CitiStreet Funds Management LLC

(b) -- Represents investments of security lending collateral (Note 2).

(c) -- Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002

Principal
Amount (dagger)                                                    Value (dagger)
----------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 4.5%

Corporate Debt -- 3.0%
$ 1,000,000  Abbey National Capital Trust I, Variable Rate
             8.960%, 12/29/49..................................  $       1,244,150
    225,000  Abitibi-Consolidated, Inc., Yankee Dollar
             8.850%, 08/01/30..................................            242,740
    250,000  Acetex Corp.
             10.870%, 08/01/09.................................            266,250
     30,000  Alberta Energy Co., Ltd., Yankee Dollar
             7.370%, 11/01/31..................................             35,350
     25,000  Alcan, Inc.
             4.870%, 09/15/12..................................             25,365
     25,000  Apache Finance Canada, Yankee Dollar
             7.750%, 12/15/29..................................             31,261
    100,000  Axa
             8.600%, 12/15/30..................................            114,630
     70,000  Bank of Tokyo-Mitsubishi
             8.400%, 04/15/10..................................             82,968
     25,000  Banque Centrale De Tunisie
             7.370%, 04/25/12..................................             26,437
     10,000  BP Canada Finance
             3.370%, 10/31/07..................................             10,134
    300,000  BP Capital Markets Plc
             4.000%, 04/29/05..................................            313,765
    900,000  BP Capital Markets Plc
             4.620%, 05/27/05..................................            955,723
     50,000  Brascan Corp.
             7.120%, 06/15/12..................................             49,756
    400,000  British Telecom Plc
             7.870%, 12/15/05..................................            451,442
    100,000  Burlington Resources Finance, Yankee Dollar
             7.400%, 12/01/31..................................            117,627
    250,000  Calpine Canada Energy Financial
             8.500%, 05/01/08..................................            110,000
     25,000  Canadian Pacific Railway, Yankee Dollar
             9.450%, 08/01/21..................................             34,831
     50,000  Corp Andina De Fomento
             6.870%, 03/15/12..................................             52,525
    100,000  Deutsche Ausgleichsbank
             7.000%, 06/23/05..................................            111,141
    500,000  Deutsche Telekom International Finance
             8.250%, 06/15/05..................................            547,068
    160,000  Deutsche Telekom International Finance
             9.250%, 06/01/32..................................            203,688
     60,000  Diageo Capital Plc
             3.500%, 11/19/07..................................             60,373
     85,000  Diageo Capital Plc
             6.120%, 08/15/05..................................             93,135
     15,000  Domtar, Inc.
             7.870%, 10/15/11..................................             17,560
    500,000  European Investment Bank
             4.620%, 03/01/07..................................            536,539
    500,000  European Investment Bank
             4.750%, 04/26/04..................................            518,487
    250,000  European Investment Bank
             4.870%, 09/06/06..................................            268,282
     50,000  Export Development Corp.
             2.750%, 12/12/05..................................             50,566
     20,000  Falconbridge Ltd., Yankee Dollar
             7.350%, 06/05/12..................................             20,760
    300,000  France Telecom SA
             9.250%, 03/01/11..................................            347,494
    375,000  Global Crossing Holdings Ltd., Yankee-Dollar
             9.500%, 11/15/09(a)...............................             13,125
     50,000  Hanson Overseas BV
             6.750%, 09/15/05..................................             54,309

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount(dagger)                                                     Value(dagger)
----------------------------------------------------------------------------------
$    50,000  HSBC Holdings Plc
             5.250%, 12/12/12..................................  $          51,348
    500,000  Hydro-Quebec
             6.300%, 05/11/11..................................            570,383
     10,000  Inco Ltd.
             7.750%, 05/15/12..................................             11,158
     75,000  Institut Credito Official
             4.620%, 11/29/06..................................             79,377
    100,000  Inter-American Development Bank
             3.870%, 09/27/04..................................            103,538
     50,000  Inter-American Development Bank
             4.370%, 09/20/12..................................             50,912
    600,000  Inter-American Development Bank
             7.370%, 01/15/10..................................            741,421
    100,000  International Bank Recon & Develop
             3.500%, 10/22/04..................................            103,140
    200,000  International Bank Recon & Develop
             4.370%, 09/28/06..................................            213,398
    500,000  International Bank Recon & Develop
             4.750%, 04/30/04..................................            522,453
    100,000  Koninklijke (Royal) KPN NV
             8.000%, 10/01/10..................................            117,316
    570,000  Korea Deposit Insurance Corp.
             2.500%, 12/11/05..................................            621,898
     75,000  Korea Development Bank
             4.250%, 11/13/07..................................             76,250
     75,000  Korea Development Bank
             5.500%, 11/13/12..................................             78,154
     35,000  Kowloon-Canton Railway Corp.
             8.000%, 03/15/10..................................             42,646
     75,000  Luscar Coal Ltd.
             9.750%, 10/15/11..................................             80,719
     50,000  Mass Transit Railway
             7.500%, 02/04/09..................................             59,123
    150,000  Methanex Corp.
             8.750%, 08/15/12..................................            159,750
     50,000  Oesterreichische Kontrollbank AG
             5.120%, 03/20/07..................................             54,346
    390,000  PDVSA Finance Ltd.
             8.500%, 11/16/12..................................            309,075
     25,000  Petrobras International Finance Co.
             9.750%, 07/06/11..................................             21,812
     25,000  Petrobras International Finance Co., 144A
             9.120%, 02/01/07..................................             23,562
     20,000  Petroleos Mexicanos, 144A
             6.500%, 02/01/05..................................             21,225
     50,000  Petroliam Nasional Berhad, 144A
             7.620%, 10/15/26..................................             51,921
    230,000  Petronas Capital Ltd., 144A
             7.870%, 05/22/22..................................            247,875
    390,000  Petrozuata Finance, Inc.
             8.220%, 04/01/17..................................            238,875
    300,000  Phillips Pete
             8.750%, 05/25/10..................................            375,961
     20,000  Potash Corp., Yankee Dollar
             7.120%, 06/15/07..................................             22,689
    125,000  Premier International Foods Plc
             12.000%, 09/01/09.................................            134,375
     35,000  Repsol International Capital Ltd.
             7.450%, 07/15/05..................................             36,679
     75,000  Royal Bank of Scotland Group Plc
             5.000%, 10/01/14..................................             75,674
  3,100,000  Standard Chartered Bank, 144A
             8.000%, 05/30/31..................................          3,580,060

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount(dagger)                                                      Value(dagger)
----------------------------------------------------------------------------------
$    20,000  Stora Enso Oyj
             7.370%, 05/15/11..................................  $          23,217
  1,450,000  Sumitomo Bank Treasury, 144A, Variable Rate
             9.400%, 12/29/49..................................          1,426,024
    250,000  Sun Media Corp.
             9.500%, 05/15/07..................................            257,500
    200,000  Telefonica Europe BV
             7.750%, 09/15/10..................................            231,614
    320,000  TeleWest Communications Plc, Yankee Dollar, Step Up
             0.000%, 02/01/10..................................             41,600
     30,000  Tyco International Group SA
             6.120%, 01/15/09..................................             28,091
    330,000  Tyco International Group SA
             6.370%, 10/15/11..................................            309,156
    300,000  United Pan-Europe Communications NV
             11.250%, 02/01/10(a)..............................             24,000
    150,000  United Pan-Europe Communications NV
             11.500%, 02/01/10(a)..............................             12,000
    250,000  United Pan-Europe Communications NV, 144A, Step Up
             11.500%, 11/01/09(a)..............................             16,250
    140,000  United Pan-Europe Communications NV,
             Yankee-Dollar, Step Up
             13.750%, 02/01/10(a)..............................              9,100
     50,000  Vodafone Group Plc
             7.620%, 02/15/05..................................             55,153
    300,000  Xerox Capital Europe Plc
             5.870%, 05/15/04..................................            288,000
    100,000  XL Capital Europe Plc
             6.500%, 01/15/12..................................            108,466
    250,000  Yell Finance BV
             10.750%, 08/01/11.................................            276,250
    200,000  Yell Finance BV, Step Up
             0.000%, 08/01/11..................................            142,000
                                                                 -----------------
                                                                        19,133,015
                                                                 -----------------
Government Obligations -- 1.5%
    500,000  Canada - Government
             6.370%, 11/30/04..................................            541,373
     50,000  Hellenic Republic
             6.950%, 03/04/08..................................             57,812
     50,000  Province of British Columbia
             4.620%, 10/03/06..................................             53,119
    500,000  Province of Manitoba
             4.250%, 11/20/06..................................            527,357
  1,230,000  Province of Manitoba, Yankee-Dollar
             9.500%, 09/15/18..................................          1,845,017
     20,000  Province of Nova Scotia
             5.750%, 02/27/12..................................             22,004
    100,000  Province of Ontario
             2.620%, 12/15/05..................................            100,833
     15,000  Province of Ontario
             3.500%, 09/17/07..................................             15,257
    100,000  Province of Ontario
             4.200%, 06/30/05..................................            104,516
    450,000  Province of Quebec
             7.500%, 09/15/29..................................            563,403
  1,825,000  Region of Lombardy
             5.800%, 10/25/32..................................          1,906,229
     20,000  Republic of Chile
             7.120%, 01/11/12..................................             22,528
    100,000  Republic of Italy
             4.370%, 10/25/06..................................            105,626
    200,000  Republic of Italy
             6.870%, 09/27/23..................................            239,368
    100,000  Republic of Korea
             8.870%, 04/15/08..................................            124,380
     25,000  Republic of Poland
             6.250%, 07/03/12..................................             27,813

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount(dagger)                                                       Value(dagger)
----------------------------------------------------------------------------------
$   100,000  Republic of South Africa
             7.370%, 04/25/12..................................  $         108,500
     50,000  United Mexican States
             8.000%, 09/24/22..................................             51,875
    800,000  United Mexican States
             8.120%, 12/30/19..................................            846,000
    405,000  United Mexican States
             8.370%, 01/14/11..................................            458,663
  1,150,000  United Mexican States Global Bond
             11.500%, 05/15/26.................................          1,572,625
                                                                 -----------------
                                                                         9,294,298
                                                                 -----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $26,808,646)...........................................         28,427,313
                                                                 -----------------

Principal
Amount                                                                 Value
---------                                                        -----------------
U.S. CORPORATE OBLIGATIONS -- 26.8%
Asset Backed and Mortgage Backed -- 2.5%
  1,543,532  Advanta Equipment Receivables, Series 2000-1,
             Class A3
             7.400%, 02/15/07..................................          1,562,590
  3,244,610  Bayview Financial Acquisition Trust Series,
             2002-FA, Class AIO
             5.500%, 06/25/05(b)...............................            584,030
    500,000  Bear Stearns Commercial Mortgage Securities,
             Series 2002-Top6, Class A2
             6.460%, 10/15/36..................................            563,526
    100,000  Chase Funding Mortgage Loan Asset-Backed
             Securities, Series 2002-1, Class 1A3
             5.030%, 12/25/23..................................            104,397
  1,506,735  Cigna CBO, Series 1996-1, Class A2
             6.460%, 11/15/08(b)...............................          1,532,048
    799,034  Commercial Mortgage Acceptance Corp., Series
             1997-ML1, Class A4
             6.730%, 12/15/30..................................            879,380
  1,700,000  Conseco Finance Securitizations Corp., Series
             2000-4, Class A4
             7.730%, 04/01/32..................................          1,775,769
  1,400,000  CRIIMI MAE Commercial Mortgage Trust, Series
             1998-C1, Class A2
             7.000%, 06/02/33..................................          1,531,978
    350,000  General Electric Capital Commercial Mortgage
             Corp., Series 2001-1, Class A2
             6.530%, 05/15/33..................................            395,764
  1,700,000  GMAC Commercial Mortgage Securities, Inc., Series
             1998-C1, Class A2
             6.700%, 05/15/30..................................          1,862,294
    350,000  GMAC Commercial Mortgage Securities, Inc., Series
             2001-C2, Class A2
             6.700%, 04/15/34..................................            400,175
     20,000  GMAC Commercial Mortgage Securities, Inc., Series
             2002-C2, Class A2
             5.380%, 10/15/38..................................             21,442
  1,000,000  Metris Master Trust, Series 2001-1, Class B,
             Variable Rate
             2.220%, 12/20/07..................................            853,889
  1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/39..................................          1,139,362
  2,300,000  Oakwood Mortgage Investors, Inc., Series 2002-C,
             Class AIO
             6.000%, 08/15/10..................................            509,594

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   200,000  Pemex Project Funding Master Trust
             8.500%, 02/15/08..................................  $         223,500
    350,000  PNC Mortgage Acceptance Corp., Series 2001-C1,
             Class A2
             6.360%, 03/12/34..................................            393,233
  1,598,000  Providian Master Trust, Series 2000-1, Class A
             7.490%, 08/17/09..................................          1,714,131
                                                                 -----------------
                                                                        16,047,102
                                                                 -----------------
Corporate Bonds & Notes -- 23.9%
    125,000  aaiPharma, Inc.
             11.000%, 04/01/10.................................            125,625
     25,000  ABN AMRO Bank NV
             7.250%, 05/31/05..................................             27,598
    100,000  ABN AMRO Bank NV
             7.550%, 06/28/06..................................            112,323
     40,000  ACE Ltd.
             6.000%, 04/01/07..................................             42,849
     75,000  Advance Stores Co., Inc.
             10.250%, 04/15/08.................................             79,875
    150,000  Advance Stores Co., Inc. Series B
             10.250%, 04/15/08.................................            159,750
     75,000  Ahold Finance USA, Inc.
             8.250%, 07/15/10..................................             82,842
    250,000  Airgas, Inc.
             9.120%, 10/01/11..................................            271,250
    100,000  Albertson's, Inc.
             7.500%, 02/15/11..................................            115,230
    400,000  Alcoa, Inc.
             7.370%, 08/01/10..................................            473,526
    200,000  Allaint Techsystems, Inc.
             8.500%, 05/15/11..................................            217,000
     75,000  Allied Waste North America, Inc.
             8.870%, 04/01/08..................................             76,500
    175,000  Allied Waste North America, Inc.
             10.000%, 08/01/09.................................            174,562
    125,000  Allied Waste North America, Inc., 144A
             9.250%, 09/01/12..................................            128,750
    100,000  Allstate Corp.
             5.370%, 12/01/06..................................            106,603
     35,000  ALLTEL Corp.
             7.000%, 07/01/12..................................             40,408
     50,000  ALLTEL Corp.
             7.870%, 07/01/32..................................             61,553
    150,000  Amerada Hess Corp.
             5.300%, 08/15/04..................................            156,281
     20,000  Amerada Hess Corp.
             7.120%, 03/15/33..................................             21,378
    100,000  American Cellular Corp.
             9.500%, 10/15/09..................................             19,500
     20,000  American Express Co.
             3.750%, 11/20/07..................................             20,266
     60,000  American Express Co.
             5.500%, 09/12/06..................................             64,868
     50,000  American Re Corp.
             7.450%, 12/15/26..................................             52,246
    265,000  American Safety Razor Co. Series B
             9.870%, 08/01/05..................................            221,275
    200,000  American Standard, Inc.
             7.370%, 02/01/08..................................            210,000
    340,000  American Tower Corp.
             9.370%, 02/01/09..................................            266,900
    100,000  American Tower Corp. CVT
             5.000%, 02/15/10..................................             65,250
    100,000  Anadarko Finance Co.
             7.500%, 05/01/31..................................            119,291
     15,000  Anadarko Petroleum Corp.
             5.370%, 03/01/07..................................             16,045
    100,000  Anheuser-Busch Co., Inc.
             9.000%, 12/01/09..................................            129,557

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    25,000  Anthem, Inc.
             6.800%, 08/01/12..................................  $          27,251
  1,770,000  AOL Time Warner, Inc.
             7.620%, 04/15/31..................................          1,825,601
    780,000  AOL Time Warner, Inc.
             7.700%, 05/01/32..................................            814,672
    400,000  AOL Time Warner, Inc.
             9.120%, 01/15/13..................................            470,112
    150,000  AOL Time Warner, Inc.
             9.150%, 02/01/23..................................            172,741
     25,000  Apache Corp.
             6.250%, 04/15/12..................................             28,074
     50,000  Appalachian Power Co.
             4.800%, 06/15/05..................................             50,205
    100,000  Applica, Inc.
             10.000%, 07/31/08.................................            100,000
    100,000  Applied Extrusion Technologies, Inc.
             10.750%, 07/01/11.................................             65,000
    100,000  Aramark Services, Inc.
             7.000%, 05/01/07..................................            106,061
    250,000  Argosy Gaming Co.
             10.750%, 06/01/09.................................            276,250
     50,000  Arizona Public Service Co.
             6.500%, 03/01/12..................................             53,344
    100,000  ArvinMeritor, Inc.
             8.750%, 03/01/12..................................            105,714
    679,000  AT&T Broadband Corp.
             8.370%, 03/15/13..................................            772,921
     67,000  AT&T Corp.
             6.000%, 03/15/09..................................             67,008
    125,000  AT&T Corp.
             6.500%, 03/15/13..................................            125,669
    175,000  AT&T Corp.
             8.500%, 11/15/31..................................            193,553
    200,000  AT&T Wireless Services, Inc.
             7.870%, 03/01/11..................................            201,359
    175,000  AT&T Wireless Services, Inc.
             8.120%, 05/01/12..................................            176,216
  2,275,000  AT&T Wireless Services, Inc.
             8.750%, 03/01/31..................................          2,236,384
     20,000  AutoZone, Inc.
             5.870%, 10/15/12..................................             20,705
     50,000  AvalonBay Communities, Inc.
             6.120%, 11/01/12..................................             51,773
  3,000,000  Bank of America Corp.
             2.100%, 10/22/04..................................          3,012,858
     50,000  Bank of America Corp.
             3.870%, 01/15/08..................................             50,780
     50,000  Bank of America Corp.
             4.750%, 10/15/06..................................             52,959
    600,000  Bank of America Corp.
             5.250%, 02/01/07..................................            646,738
    490,000  Bank of America Corp.
             6.250%, 04/15/12..................................            546,104
    500,000  Bank of America Corp.
             6.620%, 06/15/04..................................            533,672
     50,000  Bank of New York
             3.900%, 09/01/07..................................             51,090
     10,000  Bank of New York
             5.200%, 07/01/07..................................             10,776
    300,000  Bank One Corp.
             7.620%, 08/01/05..................................            338,219
    300,000  Bank One Corp.
             7.870%, 08/01/10..................................            360,080
     50,000  BB&T Corp.
             4.750%, 10/01/12..................................             50,276
    200,000  Bear Stearns Co., Inc. (The)
             5.700%, 01/15/07..................................            216,137
     50,000  Bear Stearns Co., Inc. (The)
             6.150%, 03/02/04..................................             52,320
    200,000  BellSouth Corp.
             5.000%, 10/15/06..................................            213,769
    200,000  BellSouth Telecommunications, Inc.
             6.370%, 06/01/28..................................            212,192

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   800,000  Beneficial Corp.
             6.750%, 07/20/04..................................  $         823,342
    225,000  Berry Plastics Corp.
             10.750%, 07/15/12.................................            240,750
    400,000  Boeing Capital Corp.
             5.650%, 05/15/06..................................            419,448
     50,000  Boston Properties, Inc., 144A
             6.250%, 01/15/13..................................             50,711
    100,000  Bottling Group LLC, 144A
             4.620%, 11/15/12..................................            100,152
    100,000  Brand Services, Inc., 144A
             12.000%, 10/15/12.................................            105,500
    170,000  Bristol-Myers Squibb Co.
             4.750%, 10/01/06..................................            179,413
     70,000  Bristol-Myers Squibb Co.
             5.750%, 10/01/11..................................             74,668
    150,000  BRL Universal Equipment 2001 A, LP
             8.870%, 02/15/08..................................            156,750
    390,000  Burlington Northern Santa Fe Corp.
             6.370%, 12/15/05..................................            432,720
    100,000  Burlington Northern Santa Fe Corp.
             7.000%, 12/15/25..................................            112,166
    175,000  Burlington Northern Santa Fe Corp.
             7.120%, 12/15/10..................................            202,228
     66,000  Calpine Corp.
             7.750%, 04/15/09..................................             28,050
    250,000  Calpine Corp.
             7.870%, 04/01/08..................................            106,250
     20,000  Camden Property Trust
             5.870%, 11/30/12..................................             20,333
     75,000  Campbell Soup Co.
             5.000%, 12/03/12..................................             76,733
    100,000  Capital One Financial Corp.
             6.870%, 02/01/06..................................             96,811
     50,000  Cardinal Health, Inc.
             6.750%, 02/15/11..................................             57,186
    150,000  Caterpillar, Inc.
             6.950%, 05/01/42..................................            172,296
  1,500,000  Cendant Corp.
             7.750%, 12/01/03..................................          1,538,334
     40,000  CenturyTel, Inc., 144A
             7.870%, 08/15/12..................................             47,426
    125,000  Charter Communications Holdings
             9.620%, 11/15/09..................................             56,250
     25,000  Charter Communications Holdings
             10.000%, 05/15/11.................................             11,250
    250,000  Charter Communications Holdings
             10.750%, 10/01/09.................................            114,375
    125,000  Charter Communications Holdings, 144A
             11.120%, 01/15/11.................................             57,187
    750,000  Charter Communications Holdings, Step Up
             0.000%, 01/15/10..................................            225,000
    175,000  Charter Communications Holdings, Step Up
             0.000%, 04/01/11..................................             62,125
     75,000  Charter Communications Holdings, Step Up
             0.000%, 05/15/11..................................             19,125
     50,000  Charter One Bank FSB
             6.370%, 05/15/12..................................             55,336
    100,000  ChevronTexaco Capital Corp.
             3.500%, 09/17/07..................................            101,905
     20,000  Cincinnati Gas & Electric Co.
             5.700%, 09/15/12..................................             20,539
     30,000  Cinergy Corp.
             6.250%, 09/01/04..................................             31,040

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    30,000  Cingular Wireless
             5.620%, 12/15/06..................................  $          31,569
     30,000  Cingular Wireless
             6.500%, 12/15/11..................................             32,414
  1,050,000  CIT Group, Inc.
             6.500%, 02/07/06..................................          1,106,545
     75,000  CIT Group, Inc.
             7.370%, 04/02/07..................................             81,840
     50,000  CIT Group, Inc.
             7.750%, 04/02/12..................................             56,252
     50,000  Citigroup, Inc.
             5.620%, 08/27/12..................................             52,672
    330,000  Citigroup, Inc.
             6.000%, 02/21/12..................................            362,784
    590,000  Citigroup, Inc.
             6.620%, 06/15/32..................................            646,305
     20,000  Citizens Communications Co.
             6.370%, 08/15/04..................................             20,501
     20,000  Citizens Communications Co.
             7.620%, 08/15/08..................................             22,174
     20,000  Citizens Communications Co.
             9.000%, 08/15/31..................................             23,489
     50,000  Citizens Communications Co.
             9.250%, 05/15/11..................................             59,659
     80,000  Clear Channel Communications, Inc.
             6.000%, 11/01/06..................................             85,161
    250,000  CMS Energy Corp.
             9.870%, 10/15/07..................................            237,763
    250,000  Coast Hotels & Casino
             9.500%, 04/01/09..................................            268,750
    300,000  Coca-Cola Enterprises, Inc.
             8.500%, 02/01/22..................................            389,177
    150,000  Cole National Group, Inc.
             8.620%, 08/15/07..................................            142,500
    100,000  Cole National Group, Inc.
             8.870%, 05/15/12..................................             94,500
    100,000  Compass Minerals Group, Inc.
             10.000%, 08/15/11.................................            110,000
     50,000  Computer Sciences Corp.
             6.750%, 06/15/06..................................             54,228
     25,000  Conagra Foods, Inc.
             6.000%, 09/15/06..................................             27,379
     25,000  Conagra Foods, Inc.
             6.750%, 09/15/11..................................             28,477
     75,000  Conectiv, Inc. Series B
             5.300%, 06/01/05..................................             78,132
    250,000  Conmed Corp.
             9.000%, 03/15/08..................................            261,250
     50,000  Conoco Funding Co.
             5.450%, 10/15/06..................................             54,015
    630,000  Conoco Funding Co.
             6.350%, 10/15/11..................................            704,709
    140,000  Conoco Funding Co.
             7.250%, 10/15/31..................................            164,583
    470,000  Conoco, Inc.
             6.950%, 04/15/29..................................            534,402
    370,000  ConocoPhillips, 144A
             4.750%, 10/15/12..................................            372,707
     70,000  Consolidated Edison Co. of NY
             6.450%, 12/01/07..................................             79,409
    200,000  Constellation Brands, Inc.
             8.500%, 03/01/09..................................            210,500
     75,000  Constellation Energy Group, Inc.
             6.350%, 04/01/07..................................             78,939
     15,000  Constellation Energy Group, Inc.
             7.600%, 04/01/32..................................             15,377
    224,211  Continental Airlines, Inc. Series 991A
             6.540%, 02/02/19..................................            194,701

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    30,000  Coors Brewing Co.
             6.370%, 05/15/12..................................  $          33,586
     25,000  Costco Wholesale Corp.
             5.500%, 03/15/07..................................             26,927
     25,000  Countrywide Home Loans, Inc.
             3.500%, 12/19/05..................................             25,239
     25,000  Countrywide Home Loans, Inc.
             4.250%, 12/19/07..................................             25,330
    250,000  Countrywide Home Loans, Inc.
             5.500%, 08/01/06..................................            266,042
     70,000  Cox Communications, Inc.
             7.120%, 10/01/12..................................             77,890
    750,000  Cox Communications, Inc.
             7.750%, 11/01/10..................................            855,493
    400,000  Credit Suisse First Boston USA, Inc.
             5.750%, 04/15/07..................................            428,599
    125,000  Crown Castle International Corp.
             9.370%, 08/01/11..................................            104,375
    125,000  Crown Castle International Corp.
             10.750%, 08/01/11.................................            110,000
    650,000  CSC Holdings, Inc.
             9.870%, 02/15/13..................................            637,812
    125,000  CSK Auto, Inc.
             12.000%, 06/15/06.................................            134,375
     75,000  CSX Corp.
             7.250%, 05/01/04..................................             79,857
    760,000  CSX Corp.
             7.450%, 05/01/07..................................            875,208
    100,000  CSX Corp.
             7.950%, 05/01/27..................................            123,059
     25,000  CVS Corp., 144A
             3.870%, 11/01/07..................................             25,406
    600,000  DaimlerChrysler NA Holdings
             7.750%, 01/18/11..................................            686,489
     30,000  Deere & Co.
             6.950%, 04/25/14..................................             35,415
     75,000  Del Monte Corp., 144A
             8.620%, 12/15/12..................................             76,875
     50,000  Delphi Automotive Systems Corp.
             6.550%, 06/15/06..................................             52,760
     25,000  Delta Air Lines, Inc.
             6.410%, 07/02/12..................................             26,480
  1,025,000  Delta Air Lines, Inc.
             6.710%, 01/02/23..................................          1,083,297
    100,000  Delta Air Lines, Inc.
             7.110%, 09/18/11..................................             98,909
     20,000  Deluxe Corp.
             5.000%, 12/15/12..................................             20,415
     50,000  Deutsche Bank Financial
             6.700%, 12/13/06..................................             55,403
     50,000  Deutsche Bank Financial
             7.500%, 04/25/09..................................             58,192
     50,000  Devon Energy Corp.
             7.950%, 04/15/32..................................             60,301
    800,000  Devon Financing Corp. ULC
             6.870%, 09/30/11..................................            892,570
     50,000  Dex Media East LLC, 144A
             9.870%, 11/15/09..................................             53,750
    800,000  Dominion Fiber, 144A
             7.050%, 03/15/05..................................            780,474
    220,000  Dominion Resources, Inc.
             5.120%, 12/15/09..................................            223,277
    240,000  Dominion Resources, Inc.
             5.700%, 09/17/12..................................            249,473
     15,000  Dominion Resources, Inc.
             6.750%, 12/15/32..................................             15,455
    200,000  Dow Chemical Co. (The)
             6.120%, 02/01/11..................................            206,405

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   760,000  Dresdner Funding Trust I, 144A
             8.150%, 06/30/31..................................  $         776,079
    100,000  DTE Energy Co.
             6.450%, 06/01/06..................................            107,704
    100,000  Duke Capital Corp.
             6.250%, 02/15/13..................................             89,239
     50,000  Duke Capital Corp.
             6.750%, 02/15/32..................................             39,232
     50,000  Duke Energy Field Services
             7.870%, 08/16/10..................................             53,007
    400,000  Dupont (E.I.) de Nemours & Co.
             6.750%, 10/15/04..................................            434,234
  3,210,000  Dynegy Holdings, Inc.
             8.750%, 02/15/12..................................          1,139,550
     25,000  E.W. Scripps Co.
             5.750%, 07/15/12..................................             26,987
     45,000  Eastman Chemical Co.
             7.000%, 04/15/12..................................             50,878
    200,000  Echostar DBS Corp.
             9.120%, 01/15/09..................................            211,500
    250,000  Echostar DBS Corp.
             9.370%, 02/01/09..................................            265,625
    125,000  Echostar DBS Corp.
             10.370%, 10/01/07.................................            135,937
    630,000  El Paso Corp.
             7.750%, 01/15/32..................................            391,538
    780,000  El Paso Corp.
             7.800%, 08/01/31..................................            484,754
    220,000  El Paso Corp., 144A
             8.370%, 06/15/32..................................            164,329
     30,000  Energy East Corp.
             6.750%, 06/15/12..................................             32,836
     20,000  Equifax, Inc., 144A
             4.950%, 11/01/07..................................             20,372
    200,000  Equity Office Properties Trust
             7.750%, 11/15/07..................................            227,065
    250,000  ERP Operating LP
             7.100%, 06/23/04..................................            264,555
    200,000  Exelon Generation Co. LLC
             6.950%, 06/15/11..................................            216,615
    125,000  Extendicare Health Services, 144A
             9.500%, 07/01/10..................................            121,875
    100,000  Fedders North America
             9.370%, 08/15/07..................................             76,500
     85,000  Federated Department Stores
             6.620%, 04/01/11..................................             92,993
     50,000  FedEx Corp.
             7.250%, 02/15/11..................................             57,763
    200,000  FelCor Lodging LP
             9.500%, 09/15/08..................................            205,000
    265,000  Finlay Fine Jewelry Corp.
             8.370%, 05/01/08..................................            250,425
    200,000  First Union Capital I
             8.040%, 12/01/26..................................            226,288
    250,000  FirstEnergy Corp.
             5.500%, 11/15/06..................................            251,671
    320,000  FirstEnergy Corp.
             6.450%, 11/15/11..................................            318,987
    210,000  FirstEnergy Corp.
             7.370%, 11/15/31..................................            204,285
    400,000  FleetBoston Financial Corp.
             7.250%, 09/15/05..................................            443,185
     50,000  Fleming Cos., Inc.
             10.120%, 04/01/08.................................             43,250
     25,000  Florida Power & Light Co.
             5.850%, 02/01/33..................................             25,698
    125,000  Flowserve Corp.
             12.250%, 08/15/10.................................            136,875
     50,000  FMC Corp.
             7.000%, 05/15/08..................................             46,045
    150,000  FMC Corp.
             7.750%, 07/01/11..................................            144,998

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   725,000  Ford Motor Co.
             7.450%, 07/16/31..................................  $         632,352
    210,000  Ford Motor Co.
             8.900%, 01/15/32..................................            206,670
    450,000  Ford Motor Credit Co.
             5.800%, 01/12/09..................................            417,888
    390,000  Ford Motor Credit Co.
             6.870%, 02/01/06..................................            390,950
    650,000  Ford Motor Credit Co.
             7.250%, 10/25/11..................................            632,598
    510,000  Ford Motor Credit Co.
             7.370%, 10/28/09..................................            506,139
    340,000  Ford Motor Credit Co.
             7.370%, 02/01/11..................................            331,106
  1,580,000  Ford Motor Credit Co.
             7.870%, 06/15/10..................................          1,592,109
  1,000,000  Ford Motor Credit Corp.
             6.700%, 07/16/04..................................          1,019,267
     50,000  FPL Group Capital, Inc.
             7.620%, 09/15/06..................................             56,061
     25,000  Gannett Co., Inc.
             4.950%, 04/01/05..................................             26,471
     25,000  Gannett Co., Inc.
             5.500%, 04/01/07..................................             27,213
     10,000  Gannett Co., Inc.
             6.370%, 04/01/12..................................             11,383
    195,000  Gap, Inc. (The)
             10.550%, 12/15/08.................................            213,525
    200,000  General Electric Capital Corp.
             4.250%, 01/15/08..................................            205,342
    200,000  General Electric Capital Corp.
             5.450%, 01/15/13..................................            208,148
    370,000  General Electric Capital Corp.
             6.000%, 06/15/12..................................            400,205
    850,000  General Electric Capital Corp.
             6.750%, 03/15/32..................................            942,913
  1,750,000  General Electric Capital Corp.
             6.800%, 11/01/05..................................          1,948,121
    500,000  General Electric Capital Corp.
             7.370%, 01/19/10..................................            581,580
     50,000  General Mills, Inc.
             5.120%, 02/15/07..................................             53,171
     50,000  General Mills, Inc.
             6.000%, 02/15/12..................................             54,478
     75,000  General Motors Acceptance Corp.
             6.120%, 09/15/06..................................             76,272
    400,000  General Motors Acceptance Corp.
             6.150%, 04/05/07..................................            407,338
    300,000  General Motors Acceptance Corp.
             6.850%, 06/17/04..................................            312,537
  1,550,000  General Motors Acceptance Corp.
             6.870%, 09/15/11..................................          1,548,253
    100,000  General Motors Acceptance Corp.
             7.500%, 07/15/05..................................            105,369
    300,000  General Motors Acceptance Corp.
             8.000%, 11/01/31..................................            302,483
     25,000  Georgia Power Co.
             4.870%, 07/15/07..................................             26,373
     50,000  Georgia-Pacific Corp.
             9.620%, 03/15/22..................................             45,000
    273,125  GG1B Funding Corp.
             7.430%, 01/15/11..................................            285,218
     75,000  Global Crossing Holdings Ltd., 144A
             9.120%, 11/15/06(a)...............................              2,625

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 1,500,000  Goldman Sachs Group, Inc.
             6.600%, 01/15/12..................................  $       1,660,347
    400,000  Goldman Sachs Group, Inc.
             6.870%, 01/15/11..................................            447,194
     25,000  Goodrich Corp.
             7.620%, 12/15/12..................................             25,859
    175,000  Grey Wolf, Inc.
             8.870%, 07/01/07..................................            178,500
  1,525,000  H.J. Heinz Finance Co.
             6.750%, 03/15/32..................................          1,689,425
    275,000  Harrah's Operating Co., Inc.
             7.870%, 12/15/05..................................            292,187
     40,000  Hartford Financial Services Group, Inc.
             4.700%, 09/01/07..................................             40,277
     20,000  Hartford Life, Inc.
             7.370%, 03/01/31..................................             22,343
    125,000  HCA - The Healthcare Co.
             8.750%, 09/01/10..................................            144,068
     25,000  Hertz Corp.
             7.620%, 06/01/12..................................             23,902
     30,000  Hewlett-Packard Co.
             5.500%, 07/01/07..................................             32,207
    150,000  Hilton Hotels Corp.
             7.620%, 12/01/12..................................            151,739
    150,000  HMH Properties Series B
             7.870%, 08/01/08..................................            146,250
    210,000  Hollinger International Publishing, Inc.
             9.250%, 02/01/06..................................            217,087
     50,000  Hollinger International Publishing, Inc.
             9.250%, 03/15/07..................................             52,437
    275,000  Home Interiors & Gifts, Inc.
             10.120%, 06/01/08.................................            257,125
    100,000  Honeywell International, Inc.
             7.500%, 03/01/10..................................            117,028
    275,000  Horseshoe Gaming LLC, 144A
             8.620%, 05/15/09..................................            293,562
     50,000  Host Marriott LP
             8.370%, 02/15/06..................................             49,750
    175,000  Household Finance Corp.
             6.370%, 11/27/12..................................            183,024
     30,000  Household Finance Corp.
             6.400%, 06/17/08..................................             32,027
     15,000  Household Finance Corp.
             7.350%, 11/27/32..................................             16,220
    800,000  Household Finance Corp.
             8.000%, 05/09/05..................................            864,480
  1,275,000  Household Finance Corp.
             8.000%, 07/15/10..................................          1,442,422
    225,000  Huntsman International LLC
             9.870%, 03/01/09..................................            226,125
    145,000  i2 Technologies, Inc.
             5.250%, 12/15/06..................................             85,187
    250,000  IASIS Healthcare Corp.
             13.000%, 10/15/09.................................            267,500
    100,000  Icon Health & Fitness, Inc.
             11.250%, 04/01/12.................................             87,500
     50,000  Indiana Michigan Power Co.
             6.120%, 12/15/06..................................             49,937
    150,000  InSight Health Services Corp.
             9.870%, 11/01/11..................................            144,750
    175,000  Insight Midwest/Insight Capital
             10.500%, 11/01/10.................................            171,062
    200,000  International Business Machines Corp. (IBM)
             6.500%, 01/15/28..................................            214,903
    200,000  International Business Machines Corp. (IBM)
             7.500%, 06/15/13..................................            246,252

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   325,000  International Lease Finance Corp.
             5.750%, 02/15/07..................................  $         340,515
    775,000  International Lease Finance Corp.
             6.370%, 03/15/09..................................            828,982
    150,000  International Paper Co.
             6.750%, 09/01/11..................................            167,184
     25,000  International Paper Co., 144A
             5.850%, 10/30/12..................................             26,225
     15,000  Interpublic Group Cos., Inc.
             7.250%, 08/15/11..................................             13,780
    250,000  Iron Mountain, Inc.
             8.750%, 09/30/09..................................            259,062
    250,000  ISP Chemco, Inc. Series B
             10.250%, 07/01/11.................................            260,000
     15,000  John Deere Capital Corp.
             4.500%, 08/22/07..................................             15,507
     75,000  John Deere Capital Corp.
             5.120%, 10/19/06..................................             80,020
    100,000  John Deere Capital Corp.
             7.000%, 03/15/12..................................            116,144
    175,000  John Q Hamons Hotels, Inc. Series B
             8.870%, 05/15/12..................................            176,750
    300,000  JP Morgan & Co., Inc.
             6.000%, 01/15/09..................................            315,544
    940,000  JP Morgan Chase & Co.
             5.750%, 01/02/13..................................            953,689
  1,430,000  JP Morgan Chase & Co.
             6.620%, 03/15/12..................................          1,552,550
    300,000  JP Morgan Chase & Co.
             6.750%, 02/01/11..................................            326,677
    400,000  Kellogg Co.
             6.600%, 04/01/11..................................            451,226
     50,000  Kerr-McGee Corp.
             5.370%, 04/15/05..................................             52,750
     20,000  Kerr-McGee Corp.
             5.870%, 09/15/06..................................             21,701
  1,020,000  Kerr-McGee Corp.
             6.870%, 09/15/11..................................          1,154,541
     20,000  Kerr-McGee Corp.
             7.870%, 09/15/31..................................             24,510
     25,000  Key Bank National Association
             5.700%, 11/01/17..................................             26,076
    250,000  Key Bank National Association Series B
             7.000%, 02/01/11..................................            286,777
    200,000  KeySpan Corp.
             7.620%, 11/15/10..................................            237,386
    100,000  KFW International Finance
             2.500%, 10/17/05..................................            100,696
    300,000  KFW International Finance
             4.250%, 04/18/05..................................            315,724
    400,000  KFW International Finance
             7.120%, 02/15/05..................................            443,638
     45,000  Kimberly-Clark Corp.
             5.620%, 02/15/12..................................             49,435
     40,000  Kinder Morgan, Inc.
             6.500%, 09/01/12..................................             41,878
     85,000  Kinder Morgan, Inc.
             6.750%, 03/15/11..................................             92,478
     20,000  Kinder Morgan, Inc.
             7.250%, 03/01/28..................................             20,501
     50,000  Kohl's Corp.
             7.250%, 06/01/29..................................             58,934
    100,000  Kraft Foods, Inc.
             4.620%, 11/01/06..................................            105,227
    150,000  Kraft Foods, Inc.
             5.620%, 11/01/11..................................            160,640
    200,000  Kroger Co. (The)
             6.750%, 04/15/12..................................            221,708
    200,000  L-3 Communications Corp.
             7.620%, 06/15/12..................................            207,000

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   300,000  Landesbank Baden-Wurttemberg
             6.350%, 04/01/12..................................  $         333,862
    200,000  Lehman Brothers Holdings, Inc.
             6.620%, 04/01/04..................................            210,910
    300,000  Lehman Brothers Holdings, Inc.
             7.000%, 02/01/08..................................            339,533
    130,000  Lenfest Communications, Inc.
             8.370%, 11/01/05..................................            140,809
    200,000  Leslie's Poolmart
             10.370%, 07/15/04.................................            188,000
     50,000  Levi Strauss & Co.
             6.800%, 11/01/03..................................             49,500
     75,000  Levi Strauss & Co.
             7.000%, 11/01/06..................................             65,625
    150,000  Levi Strauss & Co.
             11.620%, 01/15/08.................................            147,375
     25,000  Levi Strauss & Co., 144A
             12.250%, 12/15/12.................................             24,625
    410,000  Liberty Media Corp.
             3.750%, 02/15/30..................................            214,225
    400,000  Liberty Media Corp.
             4.000%, 11/15/29..................................            218,000
    100,000  Liberty Media Corp.
             8.250%, 02/01/30..................................            105,524
     25,000  Limited Brands, Inc.
             6.120%, 12/01/12..................................             26,365
    250,000  LIN Television Corp.
             8.000%, 01/15/08..................................            265,938
    990,000  Lockheed Martin Corp.
             8.500%, 12/01/29..................................          1,332,387
    600,000  Loews Corp.
             7.620%, 06/01/23..................................            610,180
     50,000  Lowe's Companies, Inc.
             8.250%, 06/01/10..................................             61,937
    200,000  Magnum Hunter Resources, Inc.
             9.600%, 03/15/12..................................            213,500
    100,000  Mail-Well, Inc.
             8.750%, 12/15/08..................................             65,500
     10,000  Marathon Oil Corp.
             6.120%, 03/15/12..................................             10,680
     25,000  Marshall & Ilsley Bank
             4.120%, 09/04/07..................................             25,841
     25,000  Marshall & Ilsley Bank
             5.250%, 09/04/12..................................             26,011
     50,000  Masco Corp.
             5.870%, 07/15/12..................................             52,682
     40,000  May Department Stores Co.
             8.000%, 07/15/12..................................             47,305
     30,000  May Department Stores Co.
             8.750%, 05/15/29..................................             37,697
     30,000  MBNA America Bank NA
             7.120%, 11/15/12..................................             31,451
     15,000  MBNA Corp.
             7.500%, 03/15/12..................................             16,153
     20,000  McDonald's Corp.
             5.750%, 03/01/12..................................             21,771
     50,000  MeadWestvaco Corp.
             6.800%, 11/15/32..................................             50,996
    390,000  MeadWestvaco Corp.
             6.850%, 04/01/12..................................            433,507
    175,000  Mediacom Broadband LLC
             11.000%, 07/15/13.................................            178,500
    150,000  Mellon Funding Corp.
             4.870%, 06/15/07..................................            158,612
    250,000  MeriStar Hospitality Corp.
             9.120%, 01/15/11..................................            218,750
     50,000  Meritor Automotive, Inc.
             6.800%, 02/15/09..................................             49,501
    300,000  Merrill Lynch
             6.870%, 11/15/18..................................            331,770
     25,000  Merrill Lynch & Co.
             4.000%, 11/15/07..................................             25,283

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    50,000  MetLife, Inc.
             5.250%, 12/01/06..................................  $          53,354
    250,000  MGM Grand, Inc.
             9.750%, 06/01/07..................................            277,500
     50,000  MidAmerican Energy Holdings Co.
             6.750%, 12/30/31..................................             52,239
    250,000  Midland Bank Plc
             6.950%, 03/15/11..................................            284,301
    150,000  Millennium America, Inc.
             9.250%, 06/15/08..................................            157,125
    280,000  Mirant Americas Generation, Inc.
             8.300%, 05/01/11..................................            134,400
     25,000  Morgan Stanley Dean Witter & Co.
             5.800%, 04/01/07..................................             27,144
    700,000  Morgan Stanley Dean Witter & Co.
             6.100%, 04/15/06..................................            763,124
  1,525,000  Morgan Stanley Dean Witter & Co.
             6.600%, 04/01/12..................................          1,693,150
     25,000  Morgan Stanley Dean Witter & Co.
             7.250%, 04/01/32..................................             28,576
    200,000  Motorola, Inc.
             6.750%, 02/01/06..................................            207,173
    325,000  Motorola, Inc.
             8.000%, 11/01/11..................................            337,014
    250,000  Motors and Gears, Inc. Series D
             10.750%, 11/15/06.................................            216,875
     25,000  Murphy Oil Corp.
             6.370%, 05/01/12..................................             27,524
     10,000  Nabors Industries, Inc.
             5.370%, 08/15/12..................................             10,264
    205,000  National Rural Utilities Cooperative Finance Corp.
             6.500%, 03/01/07..................................            225,723
     30,000  National Rural Utilities Cooperative Finance Corp.
             7.250%, 03/01/12..................................             34,466
     70,000  National Rural Utilities Cooperative Finance Corp.
             8.000%, 03/01/32..................................             84,755
    200,000  NationsBank Corp.
             6.800%, 03/15/28..................................            225,286
     25,000  Newell Rubbermaid, Inc.
             6.000%, 03/15/07..................................             27,056
     25,000  Newell Rubbermaid, Inc.
             6.750%, 03/15/12..................................             27,737
    320,000  News America, Inc.
             6.620%, 01/09/08..................................            343,336
     25,000  Nextel Communications, Inc.
             9.370%, 11/15/09..................................             22,750
    750,000  Nextel Communications, Inc., Step Up
             9.750%, 10/31/07..................................            697,500
    250,000  Nextmedia Operating, Inc.
             10.750%, 07/01/11.................................            264,063
  2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06..................................          2,268,288
  1,050,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08..................................          1,214,758
    900,000  Niagara Mohawk Power Series H, Step Up
             0.000%, 07/01/10..................................            925,767
     70,000  NiSource Finance Corp.
             7.620%, 11/15/05..................................             73,159
     75,000  NMHG Holding Co.
             10.000%, 05/15/09.................................             75,375
    200,000  Norfolk Southern Corp.
             8.370%, 05/15/05..................................            225,925
    150,000  Nortek, Inc.
             9.120%, 09/01/07..................................            154,500

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    50,000  Nortek, Inc. Series B
             8.870%, 08/01/08..................................  $          51,375
    150,000  Northrop Grumman Corp.
             7.750%, 02/15/31..................................            180,401
    250,000  Noveon, Inc.
             11.000%, 02/28/11.................................            275,625
     30,000  NTL, Inc.
             11.500%, 02/01/06(a)..............................              3,000
     25,000  NTL, Inc.
             12.870%, 04/15/05(a)..............................              2,375
    125,000  NTL, Inc. Series B
             10.000%, 02/15/07(a)..............................             12,500
    375,000  NTL, Inc. Series B, Step Up
             12.375%, 10/01/08(a)..............................             30,000
     60,000  NTL, Inc., Step Up
             9.750%, 04/01/08..................................              5,100
     30,000  Nucor Corp., 144A
             4.870%, 10/01/12..................................             30,160
    100,000  Occidental Petroleum Corp.
             6.750%, 01/15/12..................................            114,103
     20,000  Ocean Energy, Inc.
             4.370%, 10/01/07..................................             20,317
    250,000  Ocean Energy, Inc. Series B
             8.370%, 07/01/08..................................            264,375
    125,000  OM Group, Inc.
             9.250%, 12/15/11..................................             68,125
     90,000  Oncor Electric Delivery, 144A
             6.370%, 01/15/15..................................             92,039
     60,000  Oncor Electric Delivery, 144A
             7.000%, 09/01/22..................................             56,088
     50,000  Oncor Electric Delivery, 144A
             7.000%, 05/01/32..................................             50,148
    300,000  P & L Coal Holdings Corp. Series B
             9.620%, 05/15/08..................................            318,375
     50,000  Park Place Entertainment
             8.870%, 09/15/08..................................             53,254
    300,000  Park Place Entertainment
             9.370%, 02/15/07..................................            321,000
     50,000  Pemex Project Funding Master Trust, 144A
             8.620%, 02/01/22..................................             52,875
     10,000  PepsiAmericas, Inc.
             3.870%, 09/12/07..................................             10,172
    100,000  Petco Animal Supplies, Inc., 144A
             10.750%, 11/01/11.................................            110,625
     75,000  Petro Stopping Center
             10.500%, 02/01/07.................................             70,125
    150,000  Philip Morris Co., Inc.
             7.120%, 10/01/04..................................            159,330
     40,000  Philip Morris Co., Inc.
             7.200%, 02/01/07..................................             44,233
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05..................................            804,230
    125,000  Pioneer Natural Resources Co.
             6.500%, 01/15/08..................................            128,584
     50,000  Pitney Bowes, Inc.
             4.620%, 10/01/12..................................             49,880
    270,000  Plastipak Holdings, Inc., 144A
             10.750%, 09/01/11.................................            285,188
    125,000  Playtex Products, Inc.
             9.370%, 06/01/11..................................            138,750
    500,000  PNC Funding Corp.
             5.750%, 08/01/06..................................            535,659
    250,000  Pogo Producing Co.
             8.250%, 04/15/11..................................            265,000
     80,000  PPL Electric Utilities
             6.250%, 08/15/09..................................             89,634
    100,000  PPL Energy Supply LLC
             6.400%, 11/01/11..................................             99,683

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    40,000  Praxair, Inc.
             6.370%, 04/01/12..................................  $          44,795
    200,000  Pride International, Inc.
             10.000%, 06/01/09.................................            217,000
    150,000  Prime Hospitality Corp. Series B
             8.370%, 05/01/12..................................            146,250
     25,000  Procter & Gamble Co. (The)
             4.750%, 06/15/07..................................             26,832
    200,000  Procter & Gamble Co. (The)
             6.870%, 09/15/09..................................            236,231
     20,000  Progress Energy, Inc.
             6.050%, 04/15/07..................................             21,325
    150,000  Progress Energy, Inc.
             6.750%, 03/01/06..................................            161,248
     25,000  Progressive Corp.
             6.250%, 12/01/32..................................             25,737
    150,000  PSEG Power LLC
             7.750%, 04/15/11..................................            159,408
     35,000  Public Service Co. of Colorado, 144A
             7.870%, 10/01/12..................................             39,138
    150,000  Quebecor World, Inc.
             8.370%, 11/15/08..................................            156,267
    450,000  Qwest Corp., 144A
             8.870%, 03/15/12..................................            438,750
     25,000  R.H. Donnelley Finance Corp., 144A
             10.870%, 12/15/12.................................             27,375
    250,000  R.H. Donnelly, Inc.
             9.120%, 06/01/08..................................            250,063
    225,000  Radio One, Inc.
             8.870%, 07/01/11..................................            241,875
    125,000  Radnor Holdings, Inc.
             10.000%, 12/01/03.................................            106,875
    400,000  Raytheon Co.
             6.750%, 08/15/07..................................            443,990
    100,000  Redwood Capital II Ltd., 144A
             5.010%, 01/01/04..................................             99,536
     10,000  Regency Centers LP
             6.750%, 01/15/12..................................             10,816
     30,000  Regions Financial Corp.
             6.370%, 05/15/12..................................             33,518
     25,000  Republic Services, Inc.
             6.750%, 08/15/11..................................             27,378
    150,000  Rite Aid Corp.
             11.250%, 07/01/08.................................            139,500
    150,000  Rite Aid Corp., 144A
             6.120%, 12/15/08..................................            112,500
    250,000  Riverwood International Corp.
             10.620%, 08/01/07.................................            260,000
     25,000  RJ Reynolds Tobacco Holdings, Inc.
             7.250%, 06/01/12..................................             26,203
  1,040,000  RJ Reynolds Tobacco Holdings, Inc. Series B
             7.750%, 05/15/06..................................          1,134,905
  1,170,000  RJ Reynolds Tobacco Holdings, Inc. Series B
             7.870%, 05/15/09..................................          1,277,782
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05..................................          2,217,392
     20,000  Rouse Co.
             7.200%, 09/15/12..................................             20,639
  1,050,000  Safeway, Inc.
             7.250%, 02/01/31..................................          1,191,883
    175,000  Saks, Inc.
             7.370%, 02/15/19..................................            138,250
     75,000  Saks, Inc.
             8.250%, 11/15/08..................................             75,000
    100,000  Sanmina Corp. CVT
             0.000%, 09/12/20(c)...............................             41,250
    125,000  Sanwa Bank Ltd.
             7.400%, 06/15/11..................................            123,388

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    25,000  Sara Lee Corp.
             6.120%, 11/01/32..................................  $          26,420
     50,000  Sara Lee Corp.
             6.250%, 09/15/11..................................             56,173
    500,000  SBC Communications, Inc.
             5.750%, 05/02/06..................................            542,750
    125,000  Seagate Tech HDD Holdings
             8.000%, 05/15/09..................................            130,000
    125,000  Sealy Mattress Co. Series B, Step Up
             10.870%, 12/15/07.................................            121,875
    200,000  Sears Roebuck Acceptance Corp.
             7.000%, 02/01/11..................................            193,266
  1,500,000  Sears Roebuck Acceptance Corp.
             7.000%, 06/01/32..................................          1,260,926
    150,000  Sequa Corp.
             9.000%, 08/01/09..................................            144,750
    150,000  SITEL Corp.
             9.250%, 03/15/06..................................            138,750
     60,000  Sonat, Inc.
             7.620%, 07/15/11..................................             40,266
    100,000  Southern Co. Capital Funding
             5.300%, 02/01/07..................................            106,005
     60,000  Southern Natural Gas Co.
             8.000%, 03/01/32..................................             52,963
     30,000  Southwest Air Co.
             5.490%, 11/01/06..................................             31,710
    250,000  Sovereign Bancorp, Inc.
             10.500%, 11/15/06.................................            279,375
    125,000  Spectrasite Holdings, Inc.
             10.750%, 03/15/10(a)..............................             46,875
    200,000  Spectrasite Holdings, Inc. Series B, Step Up
             12.875%, 03/15/10(a)..............................             53,000
    250,000  Spectrasite Holdings, Inc., Step Up
             12.000%, 07/15/08(a)..............................             81,250
    175,000  Sprint Capital Corp.
             5.870%, 05/01/04..................................            173,317
     50,000  Sprint Capital Corp.
             6.000%, 01/15/07..................................             47,300
    350,000  Sprint Capital Corp.
             6.870%, 11/15/28..................................            282,646
    100,000  Sprint Capital Corp.
             7.120%, 01/30/06..................................             99,081
  4,445,000  Sprint Capital Corp.
             8.370%, 03/15/12..................................          4,431,189
    500,000  Sprint Capital Corp.
             8.750%, 03/15/32..................................            476,447
    120,000  Sprint Capital Corp., 144A
             8.370%, 03/15/12..................................            119,627
     50,000  St. Paul Cos., Inc. (The)
             8.120%, 04/15/10..................................             58,061
    175,000  Starwood Hotels & Resorts Worldwide, Inc.
             7.870%, 05/01/12..................................            174,125
    250,000  Stone Energy Corp.
             8.250%, 12/15/11..................................            261,250
     50,000  Sumitomo Mitsui Banking Corp.
             8.000%, 06/15/12..................................             55,633
     75,000  Sun International Hotels Ltd., 144A
             8.870%, 08/15/11..................................             76,875
     25,000  Suncor Energy, Inc.
             7.150%, 02/01/32..................................             28,710
    135,000  SunTrust Bank Atlanta
             7.250%, 09/15/06..................................            154,058
     30,000  SUPERVALU, Inc.
             7.500%, 05/15/12..................................             32,392
    125,000  Sybron Dental Specialties, Inc.
             8.120%, 06/15/12..................................            126,875

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    30,000  Target Corp.
             5.400%, 10/01/08..................................  $          32,454
    200,000  Target Corp.
             5.500%, 04/01/07..................................            216,142
     50,000  Target Corp.
             7.000%, 07/15/31..................................             56,826
  1,560,000  TCI Communications, Inc.
             9.650%, 03/31/27..................................          1,436,918
     20,000  TECO Energy, Inc.
             6.120%, 05/01/07..................................             17,419
    800,000  Telecommunications, Inc.
             7.870%, 08/01/13..................................            879,562
     49,000  TeleCorp PCS, Inc.
             10.620%, 07/15/10.................................             52,920
     25,000  Temple-Inland, Inc.
             7.870%, 05/01/12..................................             27,725
     25,000  Tenet Healthcare Corp.
             6.500%, 06/01/12..................................             22,671
    175,000  Tenet Healthcare Corp.
             6.870%, 11/15/31..................................            150,134
     10,000  Tennessee Gas Pipeline Co.
             8.370%, 06/15/32..................................              8,726
     50,000  Tennessee Valley Authority Series E
             6.250%, 12/15/17..................................             56,601
    250,000  Terex Corp.
             10.370%, 04/01/11.................................            236,250
     75,000  Terra Industries, Inc. Series B
             10.500%, 06/15/05.................................             68,625
     80,000  Textron Financial Corp.
             6.000%, 11/20/09..................................             83,532
    425,000  Time Warner, Inc.
             6.620%, 05/15/29..................................            392,145
     25,000  Toyota Motor Credit Corp.
             5.500%, 12/15/08..................................             27,178
    200,000  Transocean Sedco Forex, Inc.
             6.620%, 04/15/11..................................            220,574
    275,000  TriMas Corp., 144A
             9.870%, 06/15/12..................................            273,625
    100,000  TRW, Inc.
             7.620%, 03/15/06..................................            110,929
     40,000  Tyco International Group SA
             6.750%, 02/15/11..................................             37,869
    950,000  Tyco International Group SA
             6.870%, 01/15/29..................................            845,440
    210,000  Tyco International Group SA
             7.000%, 06/15/28..................................            185,410
     20,000  Tyson Food, Inc.
             6.620%, 10/01/04..................................             21,274
     20,000  Tyson Food, Inc.
             7.250%, 10/01/06..................................             22,244
     70,000  Tyson Food, Inc.
             8.250%, 10/01/11..................................             82,895
    370,000  UBS Preferred Funding Trust I
             8.620%, 10/29/49..................................            448,020
    400,000  UBS-NY
             7.500%, 07/15/25..................................            456,264
     50,000  Unilever Capital Corp.
             5.900%, 11/15/32..................................             51,364
     65,000  Union Oil Co. of California
             5.050%, 10/01/12..................................             65,094
     10,000  Union Pacific Corp.
             6.500%, 04/15/12..................................             11,256
    200,000  Union Pacific Corp.
             6.700%, 12/01/06..................................            221,437
     50,000  Union Planters Corp.
             5.120%, 06/15/07..................................             53,321
    250,000  Unisys Corp.
             8.120%, 06/01/06..................................            261,875
    196,315  United Airlines, Inc.
             7.180%, 04/01/11..................................            151,036

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)


Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   200,000  United Industries Corp. Series B
             9.870%, 04/01/09..................................  $         204,000
     50,000  United Tech Corp.
             4.870%, 11/01/06..................................             52,961
     50,000  United Tech Corp.
             7.500%, 09/15/29..................................             62,382
  3,086,611  US Airways, Inc.
             7.890%, 03/01/19..................................          3,229,876
    300,000  US Bancorp
             3.950%, 08/23/07..................................            307,042
    330,000  US Bancorp
             6.750%, 10/15/05..................................            366,913
     50,000  US Bank NA
             6.300%, 02/04/14..................................             56,380
     50,000  USA Education, Inc.
             5.620%, 04/10/07..................................             54,431
     20,000  USA Interactive, 144A
             7.000%, 01/15/13..................................             20,718
  1,980,000  USA Waste
             7.000%, 07/15/28..................................          1,964,821
    100,000  Valero Energy Corp.
             6.870%, 04/15/12..................................            104,319
     85,000  Valero Energy Corp.
             7.500%, 04/15/32..................................             86,356
     50,000  Valspar Corp. (The)
             6.000%, 05/01/07..................................             53,224
    250,000  Vanguard Health Systems, Inc.
             9.750%, 08/01/11..................................            240,000
    125,000  Venetian Casino Resort LLC, 144A
             11.000%, 06/15/10.................................            131,250
    100,000  Verizon Florida, Inc.
             6.120%, 01/15/13..................................            107,429
  1,590,000  Verizon Global Funding Corp.
             6.870%, 06/15/12..................................          1,777,092
    500,000  Verizon Global Funding Corp.
             7.750%, 12/01/30..................................            584,458
    560,000  Verizon Global Funding Corp. CVT
             0.000%, 05/15/21(c)...............................            326,200
     60,000  Verizon Global Funding Corp. CVT
             4.250%, 09/15/05..................................             62,949
    100,000  Verizon Maryland, Inc.
             6.120%, 03/01/12..................................            108,358
     30,000  Verizon New England, Inc.
             6.500%, 09/15/11..................................             33,192
    250,000  Viacom, Inc.
             5.620%, 05/01/07..................................            273,156
    305,000  Viacom, Inc.
             5.620%, 08/15/12..................................            325,990
  1,500,000  Viacom, Inc.
             6.620%, 05/15/11..................................          1,698,132
    125,000  Vicar Operating, Inc.
             9.870%, 12/01/09..................................            135,625
    200,000  Vintage Petroleum, Inc.
             9.750%, 06/30/09..................................            209,000
     25,000  Virginia Electric & Power Co.
             5.370%, 02/01/07..................................             26,512
    300,000  Vodafone Group Plc
             6.650%, 05/01/08..................................            339,836
    500,000  Walmart Stores
             6.870%, 08/10/09..................................            589,783
    200,000  Walt Disney Co. (The)
             4.500%, 09/15/04..................................            205,124
     25,000  Walt Disney Co. (The)
             6.370%, 03/01/12..................................             27,392
     15,000  Walt Disney Co. (The)
             7.000%, 03/01/32..................................             16,684
  1,500,000  Washington Mutual Finance Corp.
             6.870%, 05/15/11..................................          1,676,807

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   200,000  Washington Mutual Financial Corp.
             6.250%, 05/15/06..................................  $         216,852
     25,000  Washington Mutual, Inc.
             4.370%, 01/15/08..................................             25,503
    250,000  Washington Mutual, Inc.
             6.870%, 06/15/11..................................            280,776
    850,000  Waste Management, Inc.
             7.370%, 05/15/29..................................            881,204
    760,000  Waste Management, Inc., 144A
             7.750%, 05/15/32..................................            819,015
     50,000  Wells Fargo & Co.
             4.800%, 07/29/05..................................             53,043
    600,000  Wells Fargo & Co.
             5.900%, 05/21/06..................................            658,561
    250,000  Western Gas Resources, Inc.
             10.000%, 06/15/09.................................            268,750
    125,000  Westport Resources Corp.
             8.250%, 11/01/11..................................            131,875
     30,000  Weyerhaeuser Co.
             5.500%, 03/15/05..................................             31,421
    150,000  Weyerhaeuser Co.
             5.950%, 11/01/08..................................            160,322
     30,000  Weyerhaeuser Co.
             6.120%, 03/15/07..................................             32,147
    230,000  Weyerhaeuser Co.
             6.750%, 03/15/12..................................            251,212
    150,000  Weyerhaeuser Co.
             7.370%, 03/15/32..................................            163,190
    850,000  Williams Cos., Inc. (The)
             6.750%, 01/15/06..................................            599,250
  1,000,000  Williams Cos., Inc. (The)
             7.750%, 06/15/31..................................            630,000
    140,000  Williams Cos., Inc. (The), 144A
             8.750%, 03/15/32..................................             92,400
    150,000  Winsloew Furniture, Inc.
             12.750%, 08/15/07.................................            122,250
    500,000  WorldCom, Inc.
             8.250%, 05/15/31(a)...............................            120,000
    200,000  WorldCom, Inc. - WorldCom Group
             7.500%, 05/15/11(a)...............................             48,000
    200,000  Wyeth
             6.250%, 03/15/06..................................            217,447
    100,000  Xerox Corp.
             5.500%, 11/15/03..................................             98,000
                                                                 -----------------
                                                                       150,161,491
                                                                 -----------------
Municipal Obligations -- 0.4%
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27(c)...............................            657,096
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28(c)...............................            664,605
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29(c)...............................            527,524
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30(c)...............................            494,320
                                                                 -----------------
                                                                         2,343,545
                                                                 -----------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $164,791,397)..........................................        168,552,138
                                                                 -----------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 60.5%
U.S. Government Agency Mortgage Backed
 Obligations -- 35.9%
    750,000  Federal Home Loan Bank
             3.870%, 12/15/04..................................            780,534
    100,000  Federal Home Loan Mortgage Corp.
             2.500%, 11/26/04..................................            100,163
    100,000  Federal Home Loan Mortgage Corp.
             2.620%, 12/27/04..................................            100,330
     50,000  Federal Home Loan Mortgage Corp.
             2.700%, 11/15/04..................................             50,238

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   150,000  Federal Home Loan Mortgage Corp.
             3.120%, 06/30/06..................................  $         151,935
  2,000,000  Federal Home Loan Mortgage Corp.
             3.250%, 12/15/03..................................          2,038,252
    100,000  Federal Home Loan Mortgage Corp.
             4.000%, 10/29/07..................................            103,069
    100,000  Federal Home Loan Mortgage Corp.
             4.050%, 06/21/05..................................            102,844
    200,000  Federal Home Loan Mortgage Corp.
             4.250%, 03/24/06..................................            204,826
    500,000  Federal Home Loan Mortgage Corp.
             4.500%, 07/23/07..................................            520,550
    150,000  Federal Home Loan Mortgage Corp.
             4.750%, 10/11/12..................................            151,629
    500,000  Federal Home Loan Mortgage Corp.
             5.120%, 10/15/08..................................            545,983
    800,000  Federal Home Loan Mortgage Corp.
             5.500%, 07/15/06..................................            880,122
    500,000  Federal Home Loan Mortgage Corp.
             5.550%, 06/27/06..................................            509,201
    600,000  Federal Home Loan Mortgage Corp.
             6.000%, 06/15/11..................................            680,711
    532,039  Federal Home Loan Mortgage Corp.
             6.000%, 07/01/16..................................            556,883
  7,969,053  Federal Home Loan Mortgage Corp.
             6.000%, 08/01/17..................................          8,341,176
  3,590,349  Federal Home Loan Mortgage Corp.
             6.000%, 09/01/28..................................          3,730,506
    400,000  Federal Home Loan Mortgage Corp.
             6.250%, 07/15/32..................................            454,758
    500,000  Federal Home Loan Mortgage Corp.
             6.370%, 11/15/03..................................            521,947
  6,505,721  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27..................................          6,779,013
  5,011,361  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29..................................          5,223,963
    777,486  Federal Home Loan Mortgage Corp.
             6.500%, 10/01/31..................................            810,470
    828,021  Federal Home Loan Mortgage Corp.
             6.500%, 04/01/32..................................            863,148
  4,530,479  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/32..................................          4,722,680
    422,353  Federal Home Loan Mortgage Corp.
             6.500%, 06/01/32..................................            440,271
  3,000,000  Federal Home Loan Mortgage Corp.
             6.870%, 09/15/10..................................          3,583,608
  2,424,768  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28..................................          2,551,149
  1,328,383  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29..................................          1,396,625
    127,724  Federal Home Loan Mortgage Corp.
             7.000%, 05/01/30..................................            134,286

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    60,155  Federal Home Loan Mortgage Corp.
             7.000%, 11/01/30..................................  $          63,245
     82,593  Federal Home Loan Mortgage Corp.
             7.000%, 12/01/30..................................             86,836
     31,230  Federal Home Loan Mortgage Corp.
             7.000%, 02/01/31..................................             32,834
    614,995  Federal Home Loan Mortgage Corp.
             7.000%, 03/01/31..................................            646,589
    118,796  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/31..................................            124,899
    819,223  Federal Home Loan Mortgage Corp.
             7.000%, 02/01/32..................................            861,309
    476,133  Federal Home Loan Mortgage Corp.
             7.500%, 09/01/29..................................            506,483
     38,542  Federal Home Loan Mortgage Corp.
             7.500%, 01/01/30..................................             40,999
    231,304  Federal Home Loan Mortgage Corp.
             7.500%, 05/01/30..................................            246,048
     58,979  Federal Home Loan Mortgage Corp.
             7.500%, 06/01/30..................................             62,738
      4,677  Federal Home Loan Mortgage Corp.
             7.500%, 07/01/30..................................              4,975
    548,378  Federal Home Loan Mortgage Corp.
             7.500%, 09/01/30..................................            583,333
     17,025  Federal Home Loan Mortgage Corp.
             7.500%, 10/01/30..................................             18,110
    311,835  Federal Home Loan Mortgage Corp.
             7.500%, 11/01/30..................................            331,712
    212,350  Federal Home Loan Mortgage Corp.
             7.500%, 01/01/31..................................            225,885
     18,067  Federal Home Loan Mortgage Corp.
             7.500%, 02/01/31..................................             19,218
      9,204  Federal Home Loan Mortgage Corp.
             7.500%, 03/01/31..................................              9,791
    169,037  Federal Home Loan Mortgage Corp.
             7.500%, 04/01/31..................................            179,812
    348,531  Federal Home Loan Mortgage Corp.
             7.500%, 05/01/31..................................            370,747
  1,388,127  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/25..................................          1,492,579
    175,459  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/30..................................            188,146
     97,872  Federal Home Loan Mortgage Corp.
             8.000%, 08/01/30..................................            104,950
    965,631  Federal Home Loan Mortgage Corp.
             8.000%, 05/01/31..................................          1,035,457
  3,500,000  Federal Home Loan Mortgage Corp., TBA
             5.500%, 01/01/33..................................          3,567,812
  6,500,000  Federal Home Loan Mortgage Corp., TBA
             6.000%, 01/01/17(g)...............................          6,796,563
  4,835,000  Federal Home Loan Mortgage Corp., TBA
             6.000%, 01/01/31..................................          4,999,690

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 8,500,000  Federal Home Loan Mortgage Corp., TBA
             6.500%, 01/01/33(g)...............................  $       8,853,277
  3,000,000  Federal Home Loan Mortgage Corp., TBA
             7.000%, 01/01/33..................................          3,153,750
    100,000  Federal National Mortgage Association
             2.120%, 11/26/04..................................            100,710
    100,000  Federal National Mortgage Association
             2.600%, 10/29/04..................................            100,429
     50,000  Federal National Mortgage Association
             2.600%, 11/05/04..................................             50,563
    400,000  Federal National Mortgage Association
             2.750%, 11/14/05..................................            402,623
    100,000  Federal National Mortgage Association
             2.870%, 12/02/05..................................            100,906
    200,000  Federal National Mortgage Association
             3.120%, 08/15/05..................................            201,698
    150,000  Federal National Mortgage Association
             3.750%, 12/26/07..................................            152,370
    150,000  Federal National Mortgage Association
             4.800%, 02/28/07..................................            150,844
  1,000,000  Federal National Mortgage Association
             5.120%, 02/13/04..................................          1,042,162
  1,000,000  Federal National Mortgage Association
             5.250%, 03/22/07..................................          1,047,343
  1,800,000  Federal National Mortgage Association
             5.250%, 04/15/07..................................          1,972,517
  4,250,000  Federal National Mortgage Association
             5.500%, 02/15/06..................................          4,651,196
    100,000  Federal National Mortgage Association
             5.500%, 07/18/12..................................            104,737
    110,000  Federal National Mortgage Association
             5.750%, 02/15/08..................................            123,385
    957,615  Federal National Mortgage Association
             6.000%, 05/01/16..................................          1,002,331
    275,136  Federal National Mortgage Association
             6.000%, 06/01/16..................................            287,985
  1,010,205  Federal National Mortgage Association
             6.000%, 07/01/16..................................          1,057,377
  2,162,327  Federal National Mortgage Association
             6.000%, 04/01/17..................................          2,263,396
    289,258  Federal National Mortgage Association
             6.000%, 10/01/27..................................            299,522
  4,740,916  Federal National Mortgage Association
             6.000%, 09/01/29..................................          4,909,157
  9,591,329  Federal National Mortgage Association
             6.000%, 05/01/31..................................          9,931,697
  2,482,478  Federal National Mortgage Association
             6.000%, 02/01/32..................................          2,570,574
  3,000,000  Federal National Mortgage Association
             6.250%, 02/01/11..................................          3,362,673
     50,000  Federal National Mortgage Association
             6.250%, 02/17/11..................................             52,344

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   400,000  Federal National Mortgage Association
             6.250%, 07/19/11..................................  $         422,999
  2,000,000  Federal National Mortgage Association
             6.500%, 08/15/04..................................          2,156,842
  1,766,203  Federal National Mortgage Association
             6.500%, 05/01/16..................................          1,864,369
  1,630,052  Federal National Mortgage Association
             6.500%, 06/01/16..................................          1,720,651
  3,964,642  Federal National Mortgage Association
             6.500%, 03/01/28..................................          4,131,189
  3,202,727  Federal National Mortgage Association
             6.500%, 06/01/29..................................          3,337,268
    363,814  Federal National Mortgage Association
             6.500%, 04/01/31..................................            379,097
    364,414  Federal National Mortgage Association
             6.500%, 05/01/31..................................            379,722
  1,150,422  Federal National Mortgage Association
             6.500%, 03/01/32..................................          1,198,749
    484,810  Federal National Mortgage Association
             6.500%, 06/01/32..................................            505,176
    500,000  Federal National Mortgage Association
             6.620%, 09/15/09..................................            587,441
  1,993,067  Federal National Mortgage Association
             7.000%, 03/01/28..................................          2,096,948
    259,047  Federal National Mortgage Association
             7.000%, 04/01/28..................................            272,549
  3,002,454  Federal National Mortgage Association
             7.000%, 10/01/30..................................          3,158,945
 18,339,261  Federal National Mortgage Association
             7.000%, 04/01/32..................................         19,295,122
  1,800,000  Federal National Mortgage Association
             7.250%, 05/15/30..................................          2,271,863
    724,376  Federal National Mortgage Association
             7.500%, 10/01/15..................................            772,948
  3,158,118  Federal National Mortgage Association
             7.500%, 03/01/31..................................          3,353,915
     73,983  Federal National Mortgage Association
             8.500%, 12/01/26..................................             79,481
    198,824  Federal National Mortgage Association
             8.500%, 07/01/27..................................            213,598
  4,000,000  Federal National Mortgage Association, TBA
             5.500%, 01/01/18..................................          4,145,000
     80,000  Federal National Mortgage Association, TBA
             5.500%, 01/01/33(g)...............................             81,600
    100,000  Federal National Mortgage Association, TBA
             6.500%, 01/01/33(g)...............................            104,125
  5,250,000  Federal National Mortgage Association, TBA
             7.000%, 01/01/33(g)...............................          5,522,344
  2,000,000  Federal National Mortgage Association, TBA
             7.500%, 01/01/33(g)...............................          2,123,750
     97,268  Government National Mortgage Association
             6.000%, 12/15/31..................................            101,433

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 6,962,525  Government National Mortgage Association
             6.000%, 01/15/32..................................  $       7,260,674
  1,281,677  Government National Mortgage Association
             6.000%, 02/15/32..................................          1,336,561
 12,065,000  Government National Mortgage Association, TBA
             6.000%, 01/01/33(g)...............................         12,490,090
  1,380,925  Government National Mortgage Association
             6.500%, 08/15/28..................................          1,450,810
    194,484  Government National Mortgage Association
             6.500%, 09/15/28..................................            204,327
  1,154,500  Government National Mortgage Association
             6.500%, 06/15/31..................................          1,212,925
  2,030,850  Government National Mortgage Association
             6.500%, 10/15/31..................................          2,133,625
  4,185,616  Government National Mortgage Association
             6.500%, 06/15/32..................................          4,397,437
    511,250  Government National Mortgage Association
             6.500%, 10/15/32..................................            537,123
    988,750  Government National Mortgage Association
             6.500%, 11/15/32..................................          1,038,788
  5,000,000  Government National Mortgage Association, TBA
             6.500%, 01/01/33(g)...............................          5,245,310
     14,964  Government National Mortgage Association
             7.000%, 01/15/23..................................             15,868
  2,017,817  Government National Mortgage Association
             7.000%, 04/15/23..................................          2,139,814
     24,309  Government National Mortgage Association
             7.000%, 05/15/23..................................             25,779
    317,909  Government National Mortgage Association
             7.000%, 07/15/23..................................            337,130
    162,253  Government National Mortgage Association
             7.000%, 08/15/23..................................            172,063
    159,068  Government National Mortgage Association
             7.000%, 07/15/28..................................            168,685
  1,369,958  Government National Mortgage Association
             7.000%, 04/15/29..................................          1,452,785
    197,512  Government National Mortgage Association
             7.500%, 10/15/22..................................            210,759
     43,171  Government National Mortgage Association
             7.500%, 01/15/23..................................             46,066
    274,249  Government National Mortgage Association
             7.500%, 04/15/23..................................            292,642
     18,156  Government National Mortgage Association
             7.500%, 05/15/23..................................             19,373
    190,259  Government National Mortgage Association
             7.500%, 06/15/23..................................            203,019
     65,849  Government National Mortgage Association
             7.500%, 07/15/23..................................             70,265
    294,329  Government National Mortgage Association
             7.500%, 08/15/23..................................            314,068
    281,306  Government National Mortgage Association
             7.500%, 10/15/23..................................            300,172

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    40,925  Government National Mortgage Association
             7.500%, 11/15/23..................................  $          43,670
    147,675  Government National Mortgage Association
             7.500%, 12/15/27..................................            157,579
    246,976  Government National Mortgage Association
             7.500%, 07/15/28..................................            263,541
     27,799  Government National Mortgage Association
             7.500%, 10/15/28..................................             29,664
    237,804  Government National Mortgage Association
             7.500%, 03/15/29..................................            253,753
    386,056  Government National Mortgage Association
             7.500%, 09/15/29..................................            411,948
    187,614  Government National Mortgage Association
             8.000%, 10/15/29..................................            202,484
    272,303  Government National Mortgage Association
             8.000%, 06/15/30..................................            293,885
    296,498  Government National Mortgage Association
             8.000%, 07/15/30..................................            319,997
    100,000  Government National Mortgage Association, TBA
             5.500%, 01/01/32(g)...............................            102,531
                                                                 -----------------
                                                                       223,068,530
                                                                 -----------------
U.S. Government Agency Obligations -- 3.4%
    200,000  Federal Farm Credit Bank
             2.370%, 10/01/04..................................            201,982
    150,000  Federal Farm Credit Bank
             2.500%, 11/15/05..................................            151,180
    500,000  Federal Home Loan Mortgage Corp.
             3.250%, 08/15/05..................................            515,423
    150,000  Federal Home Loan Mortgage Corp.
             5.120%, 08/20/12..................................            153,325
    800,000  Federal Home Loan Mortgage Corp.
             5.250%, 01/15/06..................................            869,697
  3,000,000  Federal Home Loan Mortgage Corp.
             6.780%, 08/18/05..................................          3,375,099
  1,000,000  Federal National Mortgage Association
             4.400%, 05/07/05..................................          1,023,750
 11,000,000  Federal National Mortgage Association, TBA
             6.000%, 01/01/33(g)...............................         11,371,250
    800,000  FICO STRIP
             0.000%, 11/30/17(c)...............................            354,762
  3,220,000  Nomura Assets Securities Corp.
             6.590%, 03/15/30..................................          3,656,935
                                                                 -----------------
                                                                        21,673,403
                                                                 -----------------
U.S. Treasury Bonds -- 5.5%
  7,045,000  5.370%, 02/15/31..................................          7,682,354
  3,000,000  6.120%, 08/15/29..................................          3,522,891
  1,200,000  6.250%, 08/15/23..................................          1,410,188
  6,250,000  6.250%, 05/15/30..................................          7,481,206
  3,400,000  7.250%, 05/15/16..................................          4,354,659
  1,500,000  7.250%, 08/15/22..................................          1,952,637
  3,100,000  8.120%, 08/15/19..................................          4,318,932
    150,000  10.370%, 11/15/12.................................            200,531
    800,000  12.000%, 08/15/13.................................          1,165,157
    439,181  3.370%, 04/15/32(two daggers).....................            506,773
  2,150,000  4.000%, 11/15/12..................................          2,181,076
                                                                 -----------------
                                                                        34,776,404
                                                                 -----------------
U.S. Treasury Notes -- 15.4%
  9,998,160  3.620%, 04/15/28(d)(e)(two daggers)...............         11,702,537

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 3,000,000  1.870%, 09/30/04..................................  $       3,021,915
  8,000,000  2.120%, 10/31/04..................................          8,090,632
  1,000,000  2.250%, 07/31/04..................................          1,013,438
  1,500,000  3.000%, 01/31/04..................................          1,528,361
  1,000,000  3.250%, 12/31/03..................................          1,020,313
  2,000,000  3.250%, 08/15/07..................................          2,050,158
  1,650,000  3.500%, 11/15/06..................................          1,717,548
  2,000,000  3.620%, 03/31/04..................................          2,058,126
  4,234,675  3.870%, 04/15/29(two daggers).....................          5,179,541
  5,700,000  4.370%, 05/15/07..................................          6,122,604
  1,900,000  4.370%, 08/15/12..................................          1,986,613
    530,000  4.620%, 05/15/06..................................            571,779
  1,600,000  4.750%, 11/15/08..................................          1,747,002
  5,685,000  4.870%, 02/15/12..................................          6,175,110
  5,500,000  5.000%, 02/15/11..................................          6,044,847
  5,000,000  5.000%, 08/15/11..................................          5,484,380
    500,000  5.500%, 02/15/08..................................            564,297
  1,150,000  5.750%, 11/15/05..................................          1,271,604
  2,000,000  5.870%, 11/15/04..................................          2,160,704
  4,310,000  6.000%, 08/15/04..................................          4,629,212
  5,000,000  6.500%, 02/15/10..................................          5,978,130
  2,000,000  6.750%, 05/15/05..................................          2,230,392
    400,000  13.250%, 05/15/14.................................            627,578
  1,000,000  2.000%, 11/30/04..................................          1,008,594
  1,000,000  3.000%, 11/15/07..................................          1,012,344
 10,000,000  7.000%, 07/15/06..................................         11,597,270
                                                                 -----------------
                                                                        96,595,029
                                                                 -----------------
U.S. Treasury Principal Strip -- 0.3%
    350,000  0.000%, 02/15/25(c)...............................            109,081
  6,160,000  0.000%, 11/15/27(c)...............................          1,672,976
                                                                 -----------------
                                                                         1,782,057
                                                                 -----------------

Shares                                                                Value
----------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $360,356,654)..........................................        377,895,423
                                                                 -----------------
COMMON STOCKS -- 0.0%
Computers & Information -- 0.0%
        880  Globix Corp.......................................  $               6
                                                                 -----------------
TOTAL COMMON STOCKS
  (Cost $3,087)................................................                  6
                                                                 -----------------
PREFERRED STOCKS -- 0.0%
        389  Earthwatch, Inc. CVT, 144A*.......................                292
        750  CSC Holdings, Inc.................................             69,937
      2,250  CSC Holdings, Inc.................................            214,313
                                                                 -----------------
TOTAL PREFERRED STOCKS
  (Cost $258,250)..............................................            284,542

                                                                 -----------------

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%
$    17,500  Euro, Expires 12/15/03, Strike 95.50..............                700
    107,500  Euro, Expires 3/17/03, Strike 97.50...............                269
    195,000  Euro, Expires 6/16/03, Strike 96.00...............  $             487
                                                                 -----------------
TOTAL PURCHASED OPTIONS
  (Cost $7,840)................................................              1,456
                                                                 -----------------
SHORT-TERM INVESTMENTS -- 15.7%
Cash Equivalents -- 12.8%
  5,083,137  American Express Centurion Bank
             1.380%, 01/27/03(f)...............................          5,083,137
  2,477,891  Bank of Montreal
             1.320%, 01/30/03(f)...............................          2,477,891
  6,608,079  Dreyfus Cash Management Plus Institutional
             Shares(f).........................................          6,608,079

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2002 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$20,332,550  Merrill Lynch & Co. Repurchase Agreement
             1.350%, 01/02/03(f)...............................  $      20,332,550
 25,415,688  Merrimac Cash Series Premium Class(f).............         25,415,688
  2,541,569  Morgan Stanley Dean Witter & Co.
             1.390%, 05/07/03(f)...............................          2,541,569
  2,541,569  National City Corp.
             1.240%, 01/23/03(f)...............................          2,541,569
  2,541,569  Royal Bank of Scotland
             1.330%, 01/15/03(f)...............................          2,541,569
 12,707,844  Royal Bank of Scotland
             1.780%, 01/21/03(f)...............................         12,707,844
                                                                 -----------------
                                                                        80,249,896
                                                                 -----------------
Commercial Paper -- 1.9%
  3,000,000  Barton Capital Corp.
             1.350%, 01/24/03..................................          2,997,412
  3,000,000  Liberty Funding Corp.
             1.370%, 01/09/03..................................          2,999,087
  3,000,000  Stellar Funding Group
             1.350%, 01/09/03..................................          2,999,100
  3,000,000  Thunder Bay Funding, Inc.
             1.360%, 01/15/03..................................          2,998,413
    425,000  NTL, Inc.
             19.000%, 01/10/03.................................            425,000
                                                                 -----------------
                                                                        12,419,012
                                                                 -----------------
U.S. Government Agency Obligations -- 0.2%
  1,150,000  Federal National Mortgage Association
             1.520%, 02/12/03..................................          1,147,955
                                                                 -----------------
U.S. Treasury Bills -- 0.8%
  5,000,000  U.S. Treasury Bill
             1.180%, 04/03/03..................................          4,985,023
                                                                 -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $98,801,886)...........................................         98,801,886
                                                                 -----------------
TOTAL INVESTMENTS -- 107.5%
  (Cost $651,027,760)..........................................        673,962,764
                                                                 -----------------
Other assets in excess of liabilities -- (7.5)%                        (45,342,928)
                                                                 -----------------
TOTAL NET ASSETS -- 100.0%                                       $     628,619,836
                                                                 =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers

CVT -- Convertible Security

REMIC -- Real Estate Mortgage Investment Conduit

Step Up -- Security is a "step up" bond where the coupon increases or "steps up" on predetermined date(s).

TBA -- Delayed Delivery Transaction (Note 9)

Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at December 31, 2002, which are subject to change based on the terms of the security, including varying reset dates.

Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

(two daggers) -- Inflation Indexed

(dagger) -- Amounts shown are denoted in U.S. Dollars.

* -- Non-income producing security.

(a)  -- Security is in default.

(b)  -- Security is fair valued.

(c)  -- Security is a zero coupon bond.

(d) -- Security has been pledged to cover collateral requirements for open futures.

(e) -- All or a portion of these securities have been segregated to cover delayed delivery transactions.

(f)  -- Represents investments of security lending collateral (Note 2).

(g)  -- All or a portion of these securities are Dollar Rolls (Note 2).

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
CitiStreet Funds, Inc. / December 31, 2002

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund ("International Stock Fund"), CitiStreet Small Company Stock Fund ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund ("Diversified Bond Fund").

The Funds currently offer two classes of shares: I Shares and R Shares. Expenses of the Funds are borne pro-rata by the holders of each class of shares, except for an administrative fee and a distribution fee of up to 0.10% and 0.25%, respectively, of the average daily net assets of the R Shares. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares. The R Shares commenced operations on October 1, 2002.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) SECURITIES VALUATION
Equity securities, options and futures contracts are valued based on market quotations. Equity securities traded on a national exchange or over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Debt securities with remaining maturities of more than 60 days are valued using an independent pricing service. Debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

b) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

c) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

d) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

e) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

f) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with institutions that the subadvisors have determined are creditworthy wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

h) DOLLAR ROLL TRANSACTIONS
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security to be repurchased by the Fund may decline below the repurchase price of the security.

i) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

j) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2002. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

k) SECURITIES TRANSACTIONS
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization or premium and accretion of discount on securities, is accrued daily as earned.

l) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitor the credit quality of the qualified brokers. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Funds on the next business day. For the duration of a loan, the Funds receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Funds also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Funds' obligations due on the loans. The Funds' compensation for lending their securities is included in Interest on the Statements of Operations (see Note 10).

m) ALLOCATION OF OPERATING ACTIVITY
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration Service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

NOTE 3. MANAGEMENT, SUBADVISORY, TRANSFER AGENCY AND DISTRIBUTION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. The Company and CFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadvisor(s) directly.

CFM's management fees for the year ended December 31, 2002 were $4,034,343. During the year ended December 31, 2002, the Funds also paid $4,997,220 to the subadvisors.

Each Fund pays its subadvisor a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                                   SUBADVISOR'S FEE
------------------------------------------------------------      ------------------------------------------------------------
International Stock Fund
-Bank of Ireland Asset Management (U.S.) Limited                  -   0.45% for first $50 million in assets, plus
                                                                  -   0.40% for next $50 million in assets, plus
                                                                  -   0.30% for next $500 million in assets, plus
                                                                  -   0.28% for next $200 million in assets, plus
                                                                  -   0.27% for assets over $800 million

-Smith Barney Fund Management LLC (through 7/30/02)               -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

-Citigroup Asset Management Limited (began 7/30/02)               -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

-SSgA Funds Management, Inc.                                      -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

Small Company Stock Fund
-TCW Investment Management Company                                -   0.50% for first $50 million in assets, plus
(formerly SG Cowen Asset Management Inc.)                         -   0.45% for next $50 million in assets, plus
                                                                  -   0.40% for assets over $100 million

-Salomon Brothers Asset Management Inc.                           -   0.50% of assets

-SSgA Funds Management, Inc.                                      -   0.08% for first $50 million in assets, plus
                                                                  -   0.06% for next $50 million in assets, plus
                                                                  -   0.04% for assets over $100 million
                                                                      (minimum $50,000 on an annualized basis)

Large Company Stock Fund
-Putnam Investment Management LLC (through 7/30/02)               -   0.45% of assets

-Smith Barney Fund Management LLC (began 7/30/02)                 -   0.45% for first $45 million in assets, plus
                                                                  -   0.35% for assets over $45 million

-SSgA Funds Management, Inc.                                      -   0.05% for first $50 million in assets, plus
                                                                  -   0.04% for next $50 million in assets, plus
                                                                  -   0.02% for assets over $100 million
                                                                       (minimum $50,000 on an annualized basis)

-Wellington Management Company LLP                                -   0.45% of assets

Diversified Bond Fund
-Salomon Brothers Asset Management Inc.                           -   0.35% for first $50 million in assets, plus
                                                                  -   0.30% for next $50 million in assets, plus
                                                                  -   0.25% for assets over $100 million

-SSgA Funds Management, Inc.                                      -   0.05% in assets

-Western Asset Management Company                                 -   0.25% for first $250 million in assets, plus
                                                                  -   0.15% for assets over $250 million

The Company has entered into an administrative agreement with CFM pursuant to which CFM is responsible for recordkeeping, subaccounting and other administrative services for R Shares shareholders. CFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. CFM does not currently charge an administrative service fee to investors in the I Shares.

The Company has entered into a distribution agreement with CitiStreet Equities LLC, the Funds' distributor and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby as compensation for distribution and shareholder services, CitiStreet Equities LLC, is entitled to receive a fee at an annual rate of up to 0.25% of the average daily net assets of the R Shares.

SSgA Funds Management, Inc., an affiliate of CFM, serves as subadvisor for International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund. Smith Barney Fund Management LLC, an affiliate of CFM, serves as subadvisor for Large Company Stock Fund. Salomon Brothers Asset Management Inc., an affiliate of CFM, serves as subadvisor for Small Company Stock Fund and Diversified Bond Fund. Citigroup Asset Management Limited, an affiliate of CFM, serves as subadvisor for International Stock Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the year ended December 31, 2002, broker-dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $32,160, $524 and $109,388, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2002 were:

                                                            International     Small Company     Large Company        Diversified
                                                             Stock Fund        Stock Fund        Stock Fund           Bond Fund
                                                            -------------     ------------      -------------      ---------------
Purchases:
  U.S. Government.......................................    $         --      $         --       $         --      $1,048,785,081
  Non-U.S. Government...................................     240,860,736       134,808,896        337,788,529         140,688,634
                                                            ------------      ------------       ------------      --------------
  Total.................................................    $240,860,736      $134,808,896       $337,788,529      $1,189,473,715
                                                            ============      ============       ============      ==============
Sales:
  U.S. Government.......................................    $         --      $         --       $         --      $1,041,880,775
  Non-U.S. Government...................................     178,128,563       122,388,484        258,491,497         100,372,878
                                                            ------------      ------------       ------------      --------------
  Total.................................................    $178,128,563      $122,388,484       $258,491,497      $1,142,253,653
                                                            ============      ============       ============      ==============

At December 31, 2002, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

                                                             International     Small Company     Large Company      Diversified
                                                              Stock Fund        Stock Fund        Stock Fund         Bond Fund
                                                             -------------    --------------     -------------     -------------
Federal Income Tax Cost..................................    $396,662,360     $ 281,851,617      $ 565,530,771     $651,285,389
                                                             ============     =============      =============     ============
Gross Unrealized Appreciation............................    $  5,698,495     $  20,256,150      $  11,381,638     $ 29,327,914
Gross Unrealized Depreciation............................     (71,274,883)      (70,647,381)      (115,178,206)      (6,650,539)
                                                             ------------     -------------      -------------     ------------
Net Unrealized Appreciation (Depreciation)...............    $(65,576,388)    $ (50,391,231)     $(103,796,568)    $ 22,677,375
                                                             ============     =============      =============     ============

NOTE 6. FUTURES CONTRACTS
At December 31, 2002, the following Funds had entered into the following futures contracts:

SMALL COMPANY STOCK FUND:

       Number
    of Contracts
    ------------                              Underlying             Expiration     Notional      Notional     Unrealized
    Long Position        Face Value           Securities                Date          Cost         Value      Depreciation
---------------------    ----------    -------------------------     ----------    ----------    ----------   ------------
          4               $   400      S&P Midcap 400 E-Mini          03/31/03     $  175,233    $  171,960    $  (3,273)
          2                 2,000      S&P Midcap 400                 03/31/03        432,249       429,900       (2,349)
          4                   400      Russell 2000 E-Mini            03/31/03        157,416       153,280       (4,136)
         39                19,500      Russell 2000                   03/31/03      7,714,415     7,472,400     (242,015)
                                       Total:                                                                  ---------
                                                                                                               $(251,773)
                                                                                                               =========

LARGE COMPANY STOCK FUND:

       Number
    of Contracts
    ------------                           Underlying       Expiration    Notional      Notional          Unrealized
    Long Position        Face Value        Securities          Date         Cost          Value          Depreciation
---------------------    ----------    ----------------     ----------   ----------    ----------        ------------
         24              $    6,000      S&P Future         03/31/03     $ 5,390,530   $ 5,273,400       $  (117,130)
                                                                                                         ===========

DIVERSIFIED BOND FUND:

       Number
    of Contracts
    ------------                                Underlying                   Expiration    Notional     Notional      Unrealized
    Long Position       Face Value              Securities                      Date         Cost        Value       Appreciation
---------------------   ----------    ------------------------------------   ----------  -----------   ----------    ------------
         41             $ 4,100,000    10 Year U.S. Government Ageny Bond     03/31/03   $ 4,479,549   $ 4,570,219     $  90,670
         46               4,600,000    5 Year U.S. Treasury Note              03/31/03     5,109,113     5,209,500       100,387
         78               7,800,000    U.S. Long-Term Treasury Bond           03/31/03     8,499,203     8,789,625       290,422
                                                                                                                       ---------
                                       Total:                                                                          $ 481,479
                                                                                                                       =========

       Number
    of Contracts
    ------------                                   Underlying             Expiration    Notional       Notional        Unrealized
   Short Position       Face Value                 Securities                Date         Cost          Value         Depreciation
---------------------   -----------     -------------------------------   ----------   -----------   -----------      ------------
         102            $10,200,000      10 Year U.S. Treasury Note        03/31/03    $11,500,466   $11,734,781      $(234,315)

At December 31, 2002, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the year ended December 31, 2002 was as follows:

                                                                 Number of
                                                                  Options       Premiums
                                                                -----------    ----------
Outstanding at December 31, 2001............................           43      $   41,223
  Options Written...........................................        2,025       1,474,376
  Options Canceled in Closing Transactions..................       (1,156)       (800,758)
  Options Expired...........................................         (529)       (278,781)
                                                                  -------      ----------
Options Outstanding at December 31, 2002....................          383      $  436,060
                                                                  =======      ==========

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
The International Stock Fund had forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 2002:

International Stock Fund:

                                                          Local         Foreign
                                                        Principal       Contract      Settlement       Current        Unrealized
Sales                                                    Amount       U.S. $ Value       Date        U.S. $ Value    Depreciation
-----                                                  -----------    ------------    -----------    ------------    ------------
Japanese Yen.......................................     77,330,000     $  627,169      01/16/03       $  651,504       $(24,335)
Japanese Yen.......................................    104,875,000        845,752      01/28/03          883,433        (37,681)
                                                       -----------     ----------                     ----------       --------
Total Sales........................................    182,205,000     $1,472,921                     $1,534,937       $(62,016)
                                                       ===========     ==========                     ==========       ========

NOTE 9. DELAYED DELIVERY TRANSACTIONS
The Diversified Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At December 31, 2002, the Fund has entered into the following delayed delivery transactions:

Type                                   Security                         Settlement Date     Payable Amount
----            ------------------------------------------------------  ----------------   ----------------
 Buy            Federal Home Loan Mortgage Company, TBA, 5.5%                1/14/03         $ 3,532,694
 Buy            Federal Home Loan Mortgage Company, TBA, 6%                  1/14/03           4,948,220
 Buy            Federal Home Loan Mortgage Company, TBA, 7%                  1/14/03           3,146,802
 Buy            Federal National Mortgage Association, TBA, 5.5%             1/14/03             100,125
 Buy            Federal National Mortgage Association, TBA, 5.5%             1/21/03           4,107,613
 Buy            Federal National Mortgage Association, TBA, 7%               1/14/03           3,424,270
 Buy            Government National Mortgage Association, TBA, 6%            1/22/03           2,512,679
 Buy            Government National Mortgage Association, TBA, 6.5%          1/22/03             104,375
                                                                                             -----------
                                                                                             $21,876,778
                                                                                             ===========

Type                                   Security                         Settlement Date     Payable Amount
----            ------------------------------------------------------  ----------------   ----------------
Sell            Federal National Mortgage Association, TBA, 5.5%             1/14/03         $  100,000
Sell            Government National Mortgage Association, TBA, 6.5%          1/22/03            103,938
                                                                                             ----------
                                                                                             $  203,938
                                                                                             ==========

NOTE 10. SECURITIES LENDING


                                              Market Value of                           Securities
                                             Loaned Securities    Collateral Value    Lending Fees *
                                             -----------------    ----------------    --------------
International Stock Fund.................       $ 9,080,251         $ 9,574,473          $134,259
Small Company Stock Fund.................        26,023,325          27,563,390           101,749
Large Company Stock Fund.................        38,692,005          40,486,968            54,335
Diversified Bond Fund....................        78,544,424          80,249,896           171,604

* Net of broker fees

Income earned from securities lending and interest on collateral activity is included in interest income in the Statements of Operations.

NOTE 11. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2002 which is available to offset future capital gains, if any.

                                  Capital Loss Carryforward    Expiration Date
                                  -------------------------    ---------------
International Stock Fund......          $ 62,192,648              12/31/10
                                        ============
Small Company Stock Fund......          $  8,173,912              12/31/10
                                        ============
Large Company Stock Fund......          $ 63,577,471              12/31/09
                                          54,462,464              12/31/10
                                        ------------
                                        $118,039,935
                                        ============
Diversified Bond Fund.........          $     78,567              12/31/05
                                           2,233,711              12/31/06
                                           9,654,216              12/31/07
                                           2,151,062              12/31/08
                                          14,862,665              12/31/09
                                        ------------
                                        $ 28,980,221
                                        ============

The International Stock Fund and the Large Company Stock Fund elected to defer to their fiscal year ending December 31, 2003, $7,638,712 and $3,429,019 of losses, respectively, recognized during the period November 1, 2002 to December 31, 2002.

The tax character of distributions paid during 2002 was as follows:

                                   International     Small Company      Large Company     Diversified
                                    Stock Fund        Stock Fund         Stock Fund        Bond Fund
                                   -------------    ---------------    ---------------    -----------
Distributions paid from:
  Ordinary income..............     $ 2,140,595       $1,311,986         $2,932,004       $24,176,946
  Long-term capital gain.......      11,648,352        1,206,322                  0                 0
                                    -----------       ----------         ----------       -----------
                                     13,788,947        2,518,308          2,932,004        24,176,946

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                  International     Small Company      Large Company     Diversified
                                   Stock Fund        Stock Fund         Stock Fund        Bond Fund
                                  -------------    ---------------    ---------------    ------------
Undistributed ordinary
  income......................    $   2,825,679     $    397,021       $   3,839,374     $ 27,703,932
Undistributed long-term gain
  (loss)......................      (62,192,648)      (8,173,912)       (118,039,935)     (28,980,221)
Unrealized appreciation
  (depreciation)..............      (65,576,388)     (50,391,231)       (103,796,568)      22,677,375
                                  -------------     ------------       -------------     ------------
                                   (124,943,357)     (58,168,122)       (217,997,129)      21,401,086
                                  =============     ============       =============     ============

NOTE 12. FUND MERGER
On April 27, 2001, Diversified Bond Fund (formerly Long-Term Bond Fund) shares were substituted for all of the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund. The substitutions were accomplished by tax-free exchanges of 23,191,946 shares of Diversified Bond Fund for the 12,691,563 shares of Global High-Yield Bond Fund and 15,489,731 shares of Intermediate-Term Bond Fund. Global High-Yield Bond Fund's net assets of $100,769,316 and Intermediate Term-Bond Fund's net assets of $154,110,173, including $17,381,165 and $996,303, respectively, of unrealized depreciation, were combined with Diversified Bond Fund for total net assets after the substitutions of $541,534,612.

REPORT OF INDEPENDENT ACCOUNTANTS
CitiStreet Funds, Inc. / December 31, 2002

To the Board of Directors and Shareholders
CitiStreet Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund, portfolios of CitiStreet Funds, Inc. (the Company), as of December 31, 2002, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund, as of December 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the years or periods identified above in conformity with auditing principles generally accepted in the United States of America.

                                                    /s/ KPMG LLP

Boston, Massachusetts
February 7, 2003

FOREIGN TAX CREDIT FOOTNOTE (UNAUDITED)
For the year ended December 31, 2002, the International Stock Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are $6,992,437 ($0.22 per share) and $790,081 ($0.02 per share), respectively.

DIRECTORS AND OFFICERS (UNAUDITED)
The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by writing Citistreet Funds at Two Tower Center, East Brunswick, NJ 08816 or calling toll free 1-800-242-7884.

Interested Directors

                                               Term of                                   Number of
                                              Office and                               Portfolios in
                              Position(s)     Length of                                 Fund Complex            Other
                               Held with         Time       Principal Occupation(s)     Overseen by         Directorships
  Name, Address, and Age          Fund         Served**       During Past 5 Years         Director         Held by Director
--------------------------  ----------------  ----------   --------------------------  --------------   ----------------------
Robert C. Dughi*            Chairman of the    9 years     Chairman of the Board and        Four                 None
Two Tower Center            Board                          Chief Executive Officer,
East Brunswick, NJ 08816                                   CitiStreet Retirement
Age: 55                                                    Services LLC and various
                                                           affiliates. Also, Chairman
                                                           of the Board and President
                                                           of CitiStreet Financial
                                                           Services LLC and the
                                                           Manager.

Raymond Martin*             Director            2 1/2      Vice President, CitiStreet       Four                 None
3 Pine Hill Dr.                                 years      LLC. Also, President of
Batterymarch Park III                                      CitiStreet Advisors LLC
JMB4                                                       and various affiliates;
Quincy, MA 02169                                           Principal, State Street
Age: 39                                                    Capital Markets; and
                                                           Financial Services
                                                           Executive, State
                                                           Street -- Retirement
                                                           Investment Services
                                                           Division. Prior to
                                                           1997, Partner of Ayco
                                                           Company (financial
                                                           planning).

Independent Directors

                                               Term of                                   Number of
                                              Office and                               Portfolios in
                              Position(s)     Length of                                 Fund Complex            Other
                               Held with         Time       Principal Occupation(s)     Overseen by         Directorships
  Name, Address, and Age          Fund         Served**       During Past 5 Years         Director         Held by Director
--------------------------  ----------------  ----------   --------------------------  --------------   ----------------------
Linda Walker Bynoe          Director           9 years     President and Chief              Four        Director, Angelo &
c/o CitiStreet                                             Executive Officer,                           Maxie's, Inc.;
Two Tower Center                                           Telemat, Ltd.                                Director, Dynegy Inc.
East Brunswick, NJ 08816                                   (consulting).
Age: 50

Jane DiRenzo Pigott         Director           9 years     Starting March 2003, Co-         Four                 None
c/o CitiStreet                                             CEO, Fuse3 Group, LLC;
Two Tower Center                                           Prior to February 2002,
East Brunswick, NJ 08816                                   Partner, Environmental Law
Age: 45                                                    Department, Winston &
                                                           Strawn (law firm).

John G. Beam, Jr.           Director           9 years     Chairman of the Board,           Four                 None
c/o CitiStreet                                             Acordia of Kentucky, Inc.
Two Tower Center                                           (insurance). Prior to
East Brunswick, NJ 08816                                   1998, Chairman of the
Age: 55                                                    Board, Harris & Harris of
                                                           Kentucky, Inc.
                                                           (insurance).

Nicholas D. Yatrakis        Director           9 years     Physician in private             Four                 None
c/o CitiStreet                                             practice.
Two Tower Center
East Brunswick, NJ 08816
Age: 55

Steven I. Weinstein         Director           9 years     Vice President and Deputy        Four                 None
c/o CitiStreet                                             General Counsel, Foster
Two Tower Center                                           Wheeler Ltd; prior to May
East Brunswick, NJ 08816                                   2000, Deputy General
Age: 57                                                    Counsel, Foster Wheeler
                                                           Corporation.

Principal Officers who are Not Directors

                                                 Term of                                     Number of
                                                Office and                                 Portfolios in        Other
                                Position(s)     Length of                                   Fund Complex    Directorships
                                 Held with         Time        Principal Occupation(s)      Overseen by        Held by
   Name, Address, and Age           Fund         Served**        During Past 5 Years          Director        Director
----------------------------  ----------------  ----------   ----------------------------  --------------   -------------
Paul S. Feinberg              President          9 years     Executive Vice President and       Four            None
Two Tower Center                                             General Counsel, CitiStreet
East Brunswick, NJ 08816                                     Retirement Services LLC.
Age: 60                                                      Also, Senior Vice President
                                                             and General Counsel of CFS,
                                                             the Manager and various
                                                             affiliates.

William Valentine             Executive Vice      2 1/2      Executive Vice President,          Four            None
Two Tower Center              President and       years      Chief Financial Officer, and
East Brunswick, NJ 08816      Treasurer                      Treasurer, CitiStreet
Age: 46                                                      Retirement Services LLC.
                                                             Also, Senior Vice
                                                             President, Chief
                                                             Financial Officer
                                                             and Treasurer of
                                                             CFS, the Manager
                                                             and various
                                                             affiliates. Prior
                                                             to June 2000,
                                                             Americas Operations
                                                             and Technology
                                                             Head, Citibank The
                                                             Private Bank.

Lori M. Renzulli              Secretary          5 years     Assistant Counsel,                 Four            None
Two Tower Center                                             CitiStreet Retirement
East Brunswick, NJ 08816                                     Services LLC and various
Age: 37                                                      affiliates.

---------------
* Mr. Dughi and Mr. Martin are interested directors because they are officers and/or directors of the Company's investment adviser and its affiliates.

** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

                              THE CITISTREET FUNDS
                                [GLOBE GRAPHICS]

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